MELLON PRIVATE ASSET MANAGEMENT SM
MPAM SM FAMILY OF MUTUAL FUNDS



_____________________________________________________________________________



MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Balanced Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund
_______________________________________________________________________________


Dreyfus Premier Limited Term Massachusetts Municipal Fund
(Merged into MPAM Massachusetts Intermediate Municipal Bond Fund as of September 6, 2002)




ANNUAL REPORTS                   August 31, 2002





                                             MELLON PRIVATE ASSET MANAGEMENT(SM)





Contents                                       The Funds

The Funds
--------------------------------------------------------------------------------

Letter from the President                                                 2

Discussion of Funds' Performance

    MPAM Large Cap Stock Fund                                             3

    MPAM Income Stock Fund                                                6

    MPAM Mid Cap Stock Fund                                               9

    MPAM Small Cap Stock Fund                                            12

    MPAM International Fund                                              15

    MPAM Emerging Markets Fund                                           18

    MPAM Balanced Fund                                                   21

    MPAM Bond Fund                                                       24

    MPAM Intermediate Bond Fund                                          27

    MPAM Short-Term U.S.
              Government Securities Fund                                 30

    MPAM National Intermediate
              Municipal Bond Fund                                        33

    MPAM National Short-Term
              Municipal Bond Fund                                        36

    MPAM Pennsylvania Intermediate
              Municipal Bond Fund                                        39

Statements of Investments                                                42

Statements of Assets and Liabilities                                     95

Statements of Operations                                                 98

Statements of Changes in Net Assets                                      101

Financial Highlights                                                     108

Notes to Financial Statements                                            121

Independent Auditors' Report                                             135

Important Tax Information                                                136

Board Members Information                                                138

Officers of the Fund                                                     140
_______________________________________________________________________________

Dreyfus Premier Limited Term
       Massachusetts Municipal Fund                                      142





For More Information
________________________________________________________________________________

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value



LETTER FROM
THE PRESIDENT

Dear Shareholder:

This annual report for the Mellon Private Asset Management ("MPAM") Family of Mutual Funds(SM) covers the period from September 1, 2001 through August 31, 2002. In this report, you will find valuable information about management of the MPAM Funds during the reporting period, and a discussion with each fund's portfolio manager, or managers if the fund is jointly managed.

Over the past year, stock markets in the United States and around the world confronted a number of major, often previously unimagined, challenges. Global terrorism, severe lapses in corporate governance and widespread depressed corporate earnings shook investor confidence. This impact was visible throughout the broad stock markets, sending the indices for stocks of all major domestic asset classes lower. While international and emerging markets fared slightly better, the lingering impact of the U.S. recession combined with a global slowdown also served to hamper performance.

Many U.S. bonds produced relatively attractive returns during the reporting period. Prices of bonds that are more interest-rate sensitive, such as U.S. government securities and highly rated municipal bonds, generally rallied when the Federal Reserve Board reduced short-term interest rates early in the reporting period. High quality bonds also benefited from rising demand from increasingly risk-averse investors throughout the reporting period.

In our view, the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits can achieve a sustainable upward trend. We believe that positive movement in the economy and corporate profits can support positive long-term investment performance.

While we have faced considerable challenges over the past year, a number of positive factors suggest that a continued moderate expansion of economic activity is likely. As the past 12 months have shown us, we certainly can't predict the future; however, we do believe many of the issues that weighed on investor psychology, and ultimately performance, are behind us.

We appreciate your continued confidence and look forward to helping you achieve your long-term investment goals.

Sincerely,

/s/David F. Lamere

David F. Lamere
President
MPAM Funds Trust
September 16, 2002




DISCUSSION OF  FUND PERFORMANCE
_______________________________

MPAM Equity Management Team,
Portfolio Manager

How did MPAM Large Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares produced a total return of -16.47% while its Investor shares produced a total return of -16.65%.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was -17.99%. (2)

We attribute these results to a generally negative market environment for most stocks, caused primarily by persistent weakness in the U.S. economy. The fund slightly outperformed the S&P 500 Index due to our success in emphasizing a few strong individual stocks and our decisions to avoid several of the market's poorest performers.

What is the fund's investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the suitability or growth of earnings; and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked candidates. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks associated with market timing and sector and industry exposure. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry groups outweigh the risks of such moves. Instead, our goal typically is to remain close to the industry and sector allocations of the S&P 500 Index.

What other factors influenced the fund's performance?

The U.S. economy showed signs of renewed growth during the reporting period, emerging from recession in early 2002. However, the recovery quickly proved milder and more tenuous than most investors had hoped, leading to disappointing earnings reports from companies in a wide range of industry groups. Expectations for short-term earnings growth declined as well, creating further downward pressure on stock prices.

Some industry groups suffered more than others in this challenging environment. Technology and telecommunications industries were hit particularly hard by exceptionally low levels of corporate capital spending. The fund managed to avoid many of the worst-performing names in these sectors, including Nortel Networks, Lucent, Motorola and Corning. Nonetheless, the fund's performance suffered as a result of some of its technology holdings such as software developer Network Associates.

A wave of financial problems and alleged corporate accounting issues at several prominent companies further undermined investor confidence, beginning with the Enron collapse in late 2001. The performance of holdings in other energy companies such as El Paso and Calpine suffered by association. The fund's per-

                                                                    The Funds  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

formance was also hindered by declines in retailers such as Best Buy, which was affected by concerns over the sustainability of consumer spending. Large-cap pharmaceutical holdings such as King Pharmaceuticals lost ground as well. However, these losses were cushioned by the relatively strong performance of some of the fund's largest holdings, including defense contractor Lockheed Martin, auto parts retailer AutoZone, and pharmaceutical supplier AmerisourceBergen.

What is the fund's current strategy?

As of the end of the reporting period, the fund remains fully invested and highly diversified, with positions in 131 stocks across 10 economic sectors. The 10 largest holdings account for only 25% of the fund's portfolio, ensuring that the fund' s performance is not overly dependent on any one stock but is determined by a large number of securities.

Given the volatile conditions prevailing in today's stock market, we continue to believe that our disciplined and balanced investment process remains an effective way to manage risks while positioning investors to benefit from potential gains in equities, if and when the market recovers. By balancing the fund's growth and value characteristics in a consistent manner, we seek to insulate the fund from the potentially dramatic performance gyrations of pure growth or value investments over time.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

4


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Large Cap Stock Fund and the Standard & Poor's 500 Composite Stock Price Index

Average Annual Total Returns AS OF 8/31/02


                                             Inception                                                                     From
                                                Date            1 Year                 5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                    (16.47)%                  1.01%           10.34%

INVESTOR SHARES                                 7/11/01        (16.65)%                   --                --           (18.28)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM LARGE CAP STOCK FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds   5




DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins and D. Gary Richardson,
Portfolio Managers

How did MPAM Income Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares produced a total return of -14.94% while its Investor shares produced a total return of -15.15%.(1) In comparison, the Russell 1000 Value Index (the "Index"), the fund's benchmark, provided a total return of -13.13% for the same period.2

We attribute the fund's generally negative returns to a downward price trend for most equities, including the kinds of dividend-paying stocks on which the fund primarily focuses. On a relative basis, the fund's total returns suffered as a result of its slight bias in favor of growth-oriented stocks compared to the fund' s benchmark. Growth stocks performed significantly worse than value stocks during the reporting period, so that even very small biases toward growth or value resulted in meaningful differences in returns.

What is the fund's investment approach?

The fund seeks to exceed the total return performance of the Index over time. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the suitability or growth of earnings; and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry groups.

What other factors influenced the fund's performance?

Economic growth proved more elusive during the reporting period than many observers had expected. Although the U.S. economy emerged from recession in early 2002, companies in a wide range of industry groups reported disappointing earnings and sought to reduce investors' expectations for future operating results. While historically low interest rates encouraged a wave of mortgage refinancing and bolstered consumer spending, corporate spending remained exceptionally anemic. These conditions took a particularly harsh toll on the technology and telecommunications industries, as well as on media companies that depend on advertising dollars. The fund successfully avoided many of the worst-performing names in the telecommunications industry, including WorldCom and Qwest Communications. However, the fund's performance suffered as a result of some of the fund's technology and media holdings, such as Intel and AOL Time Warner.

Financial problems and alleged accounting issues at several prominent companies further undermined investor confidence and drove stock prices lower. Although the

6

fund avoided the Enron collapse, concerns regarding the reliability of accounting oversight weighed heavily on several holdings, including General Electric and Tyco International. On the other hand, the fund's performance benefited from its relatively larger positions in a variety of individual stocks that delivered relatively strong performance, including retailer Wal-Mart Stores, pharmaceutical company Pharmacia and financial services provider Block (H&R).

What is the fund's current strategy?

We continue to adhere to our disciplined investment process, which seeks to deliver total returns that are greater than those of the Index over time.

Although the fund' s slight bias toward growth stocks was the key factor in recently lagging returns relative to the Index, that bias is a result of our balanced growth and value investment approach. In our view, the potentially dramatic performance gyrations of pure growth or value investment approaches may lead to flip-flops from one style to another, which can undermine long-term performance. We seek to maintain a consistent and balanced approach that is designed to insulate the fund from some volatility, especially in challenging investment environments such as the one that is prevalent today.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                                 The Funds

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Income Stock Fund and the Russell 1000 Value Index

Average Annual Total Returns AS OF 8/31/02


                                            Inception                                                                    From
                                               Date            1 Year               5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                   (14.94)%                0.85%            9.61%

INVESTOR SHARES                             7/11/01           (15.15)%                   --               --           (15.18)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM INCOME STOCK FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


8


DISCUSSION OF  FUND PERFORMANCE

Anthony J. Galise,
Portfolio Manager

How did MPAM Mid Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund produced a total return of -11.21% for its MPAM shares and -11.44% for its Investor shares.(1) In comparison, the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), the fund's benchmark, produced a total return of -9.24% for the same period.(2)

We attribute the fund's and market's lackluster returns to general economic weakness and negative investor sentiment in the wake of well-publicized corporate scandals. The fund's performance lagged that of the S&P 400 Index, primarily because of pronounced weakness among a small number of stocks in the technology and electric utilities areas. Although the fund' s performance improved after those positions were sold, recent gains were not sufficient to completely offset their adverse effects.

What is the fund's investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 400 Index. To pursue its goal, the fund normally invests at least 80% of its total assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $8 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S& P 400 Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

When the reporting period began, the nation was in the midst of a recession, which was soon intensified by the terrorist attacks on September 11, 2001. Stocks within virtually all capitalization ranges, including midcap companies, plunged in the attacks' immediate aftermath. However, stocks quickly bounced back and rallied through the end of 2001 as investors began to anticipate an economic recovery.

Although the economic recovery materialized in early 2002, it proved to be far less robust than most investors had hoped. Consumer spending remained strong, but corporations continued to scale back their capital spending plans in the face of lackluster customer demand and anemic profits. Making matters worse,
ongoing   revelations  of  accounting  irregularities  among  some  major  U.S.
corporations caused investors to doubt the veracity of many companies' earnings reports, including those that had not been implicated in the alleged corporate accounting issues. However, because large companies' finances are generally more complex than midcap companies' finances, midcap stocks generally fared better than their large-cap counterparts during the reporting period.

                                                                 The Funds   9



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In this market environment, the fund received relatively attractive returns from industrial companies such as ITT Industries, and consumer cyclical companies such as women' s apparel retailer Chico's FAS and Darden Restaurants, owner of the Olive Garden and Red Lobster chains. Defense contractors also performed well, including communications security specialist L-3 Communications and munitions and aircraft manufacturer Alliant Techsystems.

However, the relatively good performance in these areas was more than offset by disappointing returns from the fund's technology and utilities holdings. Energy supplier Calpine Corp., which fared particularly poorly, was responsible for the bulk of the fund' s lagging relative returns and was hurt by lower demand for electricity along with general turmoil in the power generation industry. We sold the fund' s entire position in Calpine midway through the reporting period.

What is the fund's current strategy?

Because the economy's uneven and weak recovery has continued, we have sought to maintain the fund's relatively defensive posture. Accordingly, we have generally avoided companies with substantial debt levels, preferring those with what we believe are strong balance sheets and which have positive cash flows.

However, in the wake of recent market declines, we have begun to explore industry groups where we believe business fundamentals may be poised for improvement. Within these groups, we are searching for midcap companies with attractive valuations and the potential for growth, if and when the economic recovery gains momentum. In the meantime, we have continued to proceed cautiously. While the fund remains fully invested in midcap companies, we have been careful to maintain broad diversification. As of August 31, 2002, the fund is invested in approximately 155 stocks.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.

10

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Mid Cap Stock Fund and the Standard & Poor's MidCap 400 Index

Average Annual Total Returns AS OF 8/31/02


                                               Inception                                                                 From
                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                    (11.21)%              (0.08)%               10.36%

INVESTOR SHARES                                 7/11/01        (11.44)%               --                     --          (11.02)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM MID CAP STOCK FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

AS OF AUGUST 31, 2002, THE FUND'S FISCAL YEAR-END, THE FUND HAD NOT OFFERED ITS DREYFUS PREMIER SHARES FOR SALE TO INVESTORS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds   11




DISCUSSION OF  FUND PERFORMANCE

Gene F. Cervi and Dwight Cowden,
Portfolio Managers

How did MPAM Small Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares produced a total return of -8.67% and its Investor shares produced a total return of -9.02%. (1) In comparison, the fund's benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), produced a total return of -9.53% for the same period.(2)

We attribute the fund and market's lackluster performance to generally difficult conditions for stocks, including small-cap stocks. Nonetheless, small-cap stocks provided significantly better returns than their large-cap counterparts, as measured by the S& P 500 Index which had a -17.99% total return for the same period.(3) The fund's returns exceeded those of its benchmark, primarily because of our successful stock selection strategies.

What is the fund's investment approach?

The fund seeks investment returns consisting of capital appreciation and income that surpass those of the S&P 600 Index. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $2 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each of five distinct "super-sectors," based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

What other factors influenced the fund's performance?

Early in the reporting period, we implemented some refinements to our statistical models by dividing stocks into five distinct "super-sectors." Our statistical models then assign rankings to the stocks in each super-sector. This adjustment to the quantitative portion of our investment approach enabled us to
identify   some   of   the   top-performing   stocks   in   each  super-sector.

In the technology group, the fund's performance benefited from its focus on relatively high quality defensive companies such as semiconductor company ESS Technologies. ESS Technologies is the leading supplier of chips to the digital video market, including DVD players, which have been adopted more rapidly by consumers than any other electronic entertainment hardware product.

The consumer cyclicals group also contributed substantially to the fund's strong relative performance. Returns in this area were driven by such stocks as Shopko Stores, a major regional discount chain, and

12

Pier 1 Imports, a value leader in the home furnishings category. In the health care group, service companies such as U.S. Oncology, the nation's largest provider of cancer care, benefited the fund's performance.

On  the  other  hand,  the  producer  goods  group  detracted  from  the  fund's
performance   because   of   lackluster   returns  from  the  forest  products,
construction, mining, aerospace and transportation industries. Equipment provider Stewart Stevenson was particularly hard-hit by the airline industry's downturn in the aftermath of the terrorist attacks on September 11, 2001, as well as by weakness in its energy distribution markets.

What is the fund's current strategy?

Because the economic recovery has been weaker than many observers had expected, we have maintained a relatively defensive posture. However, in the wake of recent market declines, we have begun to explore small-cap companies where we believe business fundamentals may be poised for improvement. We are particularly interested in companies with attractive valuations and the potential for growth, if and when the economic recovery gains momentum. In the meantime, we have continued to proceed cautiously. While the fund remains fully invested in small-cap companies, we have been careful to maintain broad diversification. As of August 31, 2002 the fund is invested in approximately 209 stocks.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                 The Funds  13

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Small Cap Stock Fund and the Standard & Poor's SmallCap 600 Index

Average Annual Total Returns AS OF 8/31/02


                                                                Inception                                             From
                                                                  Date                      1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                      1/1/98                     (8.67)%                   2.57%

INVESTOR SHARES                                                  7/11/01                    (9.02)%                  (7.75)%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM SMALL CAP STOCK FUND ON 1/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


14


DISCUSSION OF  FUND PERFORMANCE

Sandor Cseh and D. Kirk Henry,
Portfolio Managers

How did MPAM International Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares produced a total return of -7.39% while the fund's Investor shares produced a total return of -5.95% .(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -14.95% for the same period.(2)

We attribute the fund' s absolute performance to an exceptionally difficult period for global stock markets. However, the fund outperformed its benchmark by a fairly wide margin, primarily because we continued to focus on inexpensive stocks that, in our view, possessed relatively high levels of profitability.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also invests primarily in companies that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

When the reporting period began, returns from most international stock markets were dismal, primarily in response to slowing U.S. and global economies. Less than two weeks later, the terrorist attacks on September 11, 2001 stunned the world and resulted in a sharp selloff in stock markets around the world. While the U.S. stock market regained most of those initial losses in a very short period, that was not the case worldwide.

In fact, almost every overseas market posted negative returns during the reporting period. Europe was the hardest hit region as Germany continues to struggle with high unemployment and sluggish economic conditions. Asia was stronger than Europe due to a recovery in exports and strong domestic demand in Australia and New Zealand. We were able to add value through successful stock selection in Japan by avoiding technology and telecommunications companies with high debt levels and, in our view, poor long-term visibility. In addition, true to the fund's philosophy, we paid careful attention to valuations, and we were able to find a number of what we believed were fundamentally sound companies selling at attractive prices.

Another major area of investment for the fund and the MSCI EAFE Index was the United Kingdom. Again, the fund held fewer U.K. stocks than the MSCI EAFE

                                                                   The Funds  15



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Index did, resulting in better relative returns. As for the balance of the developed markets, the fund provided higher returns than the MSCI EAFE Index in all other industrialized countries, with the exception of Germany.

We are also pleased that the fund achieved better returns than the MSCI EAFE Index in all but one industry group, industrials, a small component of the MSCI EAFE Index. We attribute that success to our stock selection strategy, in which we concentrate on finding what we believe are the best investment opportunities, regardless of their industry affiliations or the countries in which they are located.

What is the fund's current strategy?

It is important to remember that our investment strategy generally does not change very much from one reporting period to the next. Instead, changes in the way we allocate assets to various countries and industry groups are very gradual and occur over long periods of time. That said, as of the end of the reporting period, the bulk of the fund' s assets remain invested in Japan, the U.K., France, Germany and Switzerland. As for industry groups, we are currently finding fewer investment opportunities within the telecommunications and financial groups. Conversely, we are finding what we believe are better opportunities within the technology and health care areas. As always, we are
prepared    to   adjust   the   portfolio   as   market   conditions   evolve.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.


16

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM International Fund and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns AS OF 8/31/02


                                                                 Inception                                              From
                                                                   Date                      1 Year                   Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                       7/15/98                    (7.39)%                   (1.10)%

INVESTOR SHARES                                                   7/11/01                    (5.95)%                   (4.62)%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM INTERNATIONAL FUND ON 7/15/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/98 IS USED AS THE BEGINNING VALUE ON 7/15/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds   17




DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did MPAM Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares produced a total return of 8.48% and the fund's Investor shares produced a total return of 8.26%.(1) In comparison, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), the fund's benchmark, provided a total return of 2.47% for the same period.(2)

We attribute the fund's performance to a rebound in many emerging market stocks during the reporting period. We are pleased that the fund provided higher returns than its benchmark, due in large part to the success of our individual stock selection process.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging markets country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

* VALUE, or how a stock is priced relative to its intrinsic worth based on traditional value measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of catalysts expected to trigger price increases.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

When the reporting period began, stock prices in most emerging market countries were falling, primarily because the emerging markets are highly leveraged to global economic growth and were susceptible to the 2001 U.S. recession. However, over the past several years, many of these countries have focused on strengthening their own domestic markets in an effort to make them less susceptible to other economies, which helped drive stock prices higher later in the reporting period.

The most notable example of greater reliance on domestic markets can be found in South Korea, the single best-performing market for the reporting period. Following the Asian currency crisis several years ago, South Korea began taking steps to become less dependent on its export business. The fund was able to benefit from this trend by investing in Samsung Electronics, which performed very well due to a combination of its domestic sales and export businesses

In India, local stock market returns were led by domestic-oriented businesses, including the Gas Authority of India and VSNL, the international long-distance company. In addition, two automobile and scooter companies, Tata Engineering & Locomotive and Bajaj Auto, benefited from a rising middle class that, following a strong monsoon season, had enough money to purchase large-ticket consumer items.

The same story holds true for Malaysia, where sales of small automobiles increased. Malaysia's government also


18


implemented changes during the reporting period that favored gaming companies, one of the country's favorite pastimes. The fund invested in stocks in both of these areas, which helped boost performance.

The fund also benefited from domestic spending in Eastern Europe, where we found many attractive opportunities in Hungary, including a sausage manufacturing company, a regional bank and an oil firm.

Finally, in Latin America we limited our exposure to Brazil for two reasons: political uncertainty regarding the upcoming presidential election and currency devaluations in neighboring country Argentina. Instead, we preferred investments in Mexico, where an automobile parts manufacturer benefited from the boom in U.S. car sales, and two soda-bottling companies added to the fund's overall returns.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to favor companies that are focused on building their local economies. We believe this trend is beneficial to the long-term success of the emerging markets.

Recently, we have found fewer stocks that meet our valuation criteria in South Korea and, to a lesser extent, Taiwan, primarily because these stocks have performed so well over the past year. Instead, we have identified a number of what we believe are reasonably priced stocks in India, Mexico and Eastern Europe. Of course, we are prepared to change the fund's composition as market conditions evolve.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                                 The Funds   19

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Emerging Markets Fund and the Morgan Stanley Capital International Emerging
     Markets Free Index

Average Annual Total Returns AS OF 8/31/02


                                                                Inception                                              From
                                                                  Date                      1 Year                   Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                      10/2/00                     8.48%                     1.77%

INVESTOR SHARES                                                  7/11/01                     8.26%                     5.28%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM EMERGING MARKETS FUND ON 10/2/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX INCLUDES GROSS DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


20



DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins, D. Gary Richardson and
Lawrence R. Dunn, Portfolio Managers

How did MPAM Balanced Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares produced a total return of -5.70% and its Investor shares produced a total return of -5.91%. (1) In comparison, the fund's benchmark, a blended index composed of 55% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 45% Lehman Brothers Aggregate Bond Index, produced a total return of -6.24% for the same period.(2) Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index produced total returns of -17.99% and 8.11%, respectively, for the same period.

While we are never satisfied with negative returns, we are pleased that the fund's balanced approach helped shelter shareholders from the full brunt of the stock market's declines. The fund outperformed its customized blended index, primarily because of our successful stock selection strategy.

What is the fund's investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds and MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. The fund normally allocates approximately 55% of its assets to equity investments and 45% to bonds and money market instruments. The fund may deviate from these targets by +/- 10%. The fund's investments in each of MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund are subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund's performance?

The reporting period began with the nation mired in a recession that, two weeks later, was intensified by the terrorist attacks on September 11, 2001. In response, the Federal Reserve Board continued to reduce short-term interest rates in an attempt to stimulate renewed economic growth. As a result, stocks

                                                                   The Funds  21



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

and credit-sensitive bonds bounced back during the fourth quarter of 2001. When the economic recovery finally arrived early in 2002, however, it was weaker and more uneven than most investors had expected. Corporate earnings remained under pressure, and a growing number of alleged corporate accounting issues created a flight to quality among investors, who shunned stocks and lower rated corporate bonds.

In this challenging environment, technology and telecommunications companies were hit particularly hard by exceptionally low levels of corporate capital spending. The fund managed to avoid many of the worst-performing stocks in these areas. Nonetheless, the fund's performance suffered as a result of some of its technology holdings such as software developer Network Associates. On the other hand, these losses were cushioned by the relatively strong performance of some of the fund' s largest holdings, including defense contractor Lockheed Martin, auto parts retailer AutoZone, and pharmaceutical supplier AmerisourceBergen.

In the bond portion of the portfolio, the fund benefited from its exposure to U.S. Treasury securities and, to a lesser extent, asset-backed securities and
commercial   mortgage-backed   securities.   However,   the   fund's  focus  on
credit-sensitive bonds detracted from its performance. This was particularly true of bonds issued by telecommunications companies, to which the fund had greater than average exposure.

What is the fund's current strategy?

Given the volatile conditions prevailing in today's stock market, we continue to believe that our disciplined and balanced investment process remains an effective way to manage risks while positioning investors to benefit from potential gains in stocks, if and when the market recovers. We also expect investment-grade corporate securities to rebound as the economy gains momentum. However, we recently reduced our holdings of bonds issued by telecommunications companies, and we increased our holdings from the financial and industrial industry groups.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


22



FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Balanced Fund with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index

Average Annual Total Returns AS OF 8/31/02


                                                                 Inception                                              From
                                                                   Date                      1 Year                   Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                       10/2/00                    (5.70)%                   (6.31)%

INVESTOR SHARES                                                   7/11/01                    (5.91)%                   (5.94)%

(

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM BALANCED FUND ON 10/2/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THREE DIFFERENT INDICES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"), (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "AGGREGATE BOND INDEX"), AND (3) THE CUSTOMIZED BLENDED INDEX ON THAT DATE. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDICES ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF S&P 500 INDEX, 55%, AND AGGREGATE BOND INDEX, 45%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

                                                                 The Funds   23




DISCUSSION OF  FUND PERFORMANCE

John Poole, Portfolio Manager

How did MPAM Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares achieved a total return of 5.11% and its Investor shares achieved a total return of 4.73%.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.11% for the same period.2

We attribute the fund' s positive overall returns to declining interest rates early in the reporting period and generally weak economic conditions later in the reporting period. The fund' s returns lagged those of its benchmark primarily, in our opinion, because of differences in the way the fund and the Index account for downgraded and defaulted bonds. Because these bonds are simply removed from the Index, they do not adversely affect its reported returns. In contrast, the fund's returns must reflect any realized or unrealized losses. The total returns of many bond fund managers have trailed benchmarks like the Lehman Index for similar reasons.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund' s average effective portfolio duration will not exceed eight years.

What other factors influenced the fund's performance?

During the reporting period, the fund's performance was affected by a combination of economic and market forces that are unprecedented in our experience. During most previous economic recoveries since World War II, interest rates have risen, stock prices have rallied and inflationary pressures have begun to emerge. In contrast, the current economic recovery has seen interest rates and stock prices fall, while inflation has remained near 40-year lows. These unusual conditions have persisted despite high levels of economic stimulus from the Federal Reserve Board (the "Fed") and fiscal stimulus from the federal government. We generally maintained a defensive investment posture in this uncertain market environment. In hindsight, a more aggressive stance might have produced higher returns.

When the recession was thought to have ended in early 2002, the recovery proved to be less robust than many analysts had expected. Economic data remained mixed, creating uncertainty among investors. At the same time, falling stock prices triggered a flight to quality and investors flocked to the stability offered by high quality investments, driving prices up and yields down. U.S. Treasury securities benefited most from these influences, while lower rated corporate bonds languished. Despite a rally during the spring, mortgage-backed securities issued by U.S. government agencies also performed relatively poorly, primarily because a record number of homeowners refinanced their mortgages at lower rates, returning principal to owners of existing bonds.

In this challenging market environment, we maintained the fund's focus on investment-grade corporate bonds, which we believe represented compelling values at low prices. In addition, corporate bonds continued to pro-


24


vide attractive yields, especially compared to U.S. Treasury securities. However, because most investors have not yet recognized these advantages, the fund's focus on corporate bonds detracted from the fund's recent performance. On the other hand, the fund received positive contributions to performance from its above-average exposure to asset-backed securities and non-agency, commercial mortgage-backed securities, which rallied strongly during the reporting period.

We generally allocated a smaller than average percentage of assets to U.S. Treasury securities, where yields have declined to unattractively low levels. In addition, we have maintained the fund' s average duration -- a measure of sensitivity to changing interest rates -- at points that were generally in line with or shorter than those of its peer group. This strategy, which was designed to capture potentially higher yields more quickly, detracted marginally from the fund's performance as interest rates trended lower.

What is the fund's current strategy?

We have positioned the fund for a return to what we believe will be normalized market conditions, if and when the economic recovery gains strength. We continue to regard investment-grade corporate bonds as attractive values, and we have maintained our relatively heavy exposure to the corporate sector. We have also recently found value-oriented opportunities in mortgage-backed securities, which recently suffered another round of price declines when prepayments intensified in the low interest-rate environment.

On the other hand, we have begun to reduce the fund's holdings of asset-backed securities and commercial mortgage-backed securities by locking in gains. Finally, we have started to explore income-oriented opportunities in the international fixed-income markets. Of course, the fund's composition and our strategies are subject to change as market conditions evolve.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.
     S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                 The Funds   25


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Bond Fund and the Lehman Brothers Aggregate Bond Index

Average Annual Total Returns AS OF 8/31/02


                                             Inception                                                                   From
                                               Date            1 Year               5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                     5.11%                6.68%              6.83%

INVESTOR SHARES                             7/11/01              4.73%                  --                 --              6.45%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM BOND FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF TWO OTHER CTFS) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EZXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


26



DISCUSSION OF  FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did MPAM Intermediate Bond Fund
perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares achieved a total return of 6.09% and its Investor shares achieved a total return of 6.05%.(1) In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the "Index"), the fund's benchmark, achieved a total return of 7.74% for the same period.(2)

We attribute the fund's positive overall returns to declining interest rates early in the reporting period and generally weak economic conditions later in the reporting period. The fund's returns lagged those of the Index primarily because of its focus on corporate bonds, which were hurt by negative investor sentiment during the reporting period.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund' s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

During the reporting period, the fund's performance was primarily influenced by its corporate bond holdings, which remained out of favor among investors who preferred U.S. government securities and other very high quality investments. Investor sentiment toward the entire corporate sector was adversely affected by an unusual combination of economic and market forces, including the September 11 terrorist attacks, alleged corporate accounting irregularities, falling stock prices and an anemic economic recovery.

When the recession finally ended in early 2002, economic data remained mixed, creating uncertainty among investors. At the same time, falling stock prices triggered a flight to quality and investors flocked to high quality investments, driving prices up and yields down. U.S. Treasury securities benefited most from these influences, while lower rated corporate bonds languished. Despite a rally during the spring, mortgage-backed securities issued by U.S. government agencies also performed relatively poorly, primarily because a record number of homeowners refinanced their mortgages at lower rates, returning principal to owners of existing bonds.

In this challenging market environment, we maintained the fund's focus on investment-grade corporate bonds, which we believe represented compelling values at low prices. In addition, corporate bonds continued to provide attractive yields, especially compared to U.S. Treasury securities. However, because most investors have continued to avoid credit-related risks, the fund's focus on credit-sensitive bonds detracted from the fund's recent performance. This was particularly true of bonds issued by telecommunications companies, to which the fund had greater than average exposure. On the other hand, the fund received positive contributions to its

                                                                 The Funds  27



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

performance from its exposure to U.S. Treasury securities and, to a lesser extent, asset-backed securities and commercial mortgage-backed securities.

In addition, we have maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at points that were generally shorter than those of its peer group. This strategy, which was designed to capture potentially higher yields more quickly, detracted marginally from the fund's performance as interest rates trended lower.

What is the fund's current strategy?

We have positioned the fund for a return to what we believe will be normalized market conditions, if and when the economic recovery gains strength. We continue to regard investment-grade corporate bonds as attractive values, and we have maintained our relatively heavy exposure to the corporate sector. However, we reduced our holdings of bonds from telecommunications companies and increased our holdings from the financial and industrial industry groups.

We have also continued to look in other areas for what we believe are undervalued securities with attractive yields. For example, asset-backed bonds that are backed by auto and home equity loans have recently provided
substantially   higher   yields   than  U.S.  Treasury  securities.  Similarly,
mortgage-backed securities may be attractively priced after a record number of homeowners refinanced their mortgages at lower rates, driving prices of existing securities lower. Of course, the fund' s composition and our strategies are subject to change as market conditions evolve.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

28


FUND PERFORMANCE


     Comparison  of change in value of $10,000 investment in MPAM shares of MPAM
     Intermediate    Bond    Fund   and   the   Lehman   Brothers   Intermediate
     Government/Credit Bond Index

Average Annual Total Returns AS OF 8/31/02


                                              Inception                                                                   From
                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                       6.09%                6.37%              6.06%

INVESTOR SHARES                              7/11/01              6.05%                  --                 --              7.42%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM INTERMEDIATE BOND FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds   29




DISCUSSION OF  FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did MPAM Short-Term U.S. Government
Securities Fund perform relative to its
benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares achieved a total return of 5.87% and its Investor shares achieved a total return of 5.28%.(1) In comparison, the Lehman Brothers 1-3 Year U.S. Government Index, the fund's benchmark, achieved a total return of 6.77% for the same period.(2)

We attribute the fund's positive overall performance to declining interest rates early in the reporting period and lackluster economic growth later in the reporting period. U.S. government securities also benefited from surging demand from investors seeking a more stable alternative to a volatile stock market. However, the fund provided lower returns than those of its benchmark primarily because of its relatively defensive positioning with respect to some of its holdings.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation (" Freddie Mac" ), and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund's average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was mired in recession, which was further intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates to their lowest level in 40 years. Yields of short-term U.S. government securities fell along with interest rates. When bond yields fall, prices tend to rise. Prices of U.S. government securities were pushed even higher by surging demand from investors who sought a relatively safe haven amid ongoing economic uncertainty and a declining stock market.

When the economic recovery finally arrived in early 2002, investors began to anticipate higher interest rates later in the year. As a result, during the first quarter of 2002, yields of short-term U.S. government securities rose modestly, and their prices fell. This trend proved temporary, however, when it soon became apparent that the economic recovery was weaker than most analysts had expected. From April 2002 through the end of the reporting period, interest rates and short-term bond yields generally declined, ending near historical lows.

In this uncertain environment, we maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at points that were generally shorter than those of other funds in its peer group. This strategy was designed to give us the flexibility we thought we would need to capture higher yields as they became


30

available. In hindsight, a longer average duration might have locked in yields at slightly higher levels.

With U.S. Treasury securities providing unattractively low yields, we turned to higher yielding bonds issued by government agencies, such as Ginnie Mae, Fannie Mae and Freddie Mac. During the second quarter of 2002, we also increased the fund' s holdings of mortgage-backed securities. These investments had been hurt in late 2001 and early 2002 because of a surge in prepayments as homeowners refinanced their mortgages at lower interest rates, and they were available at attractive prices, in our view.

What is the fund's current strategy?

Although the U.S. economic growth rate hovered near a 3% average during the first eight months of 2002, the economic recovery has so far been anemic. Unlike most previous recoveries, interest rates have trended downward, inflationary pressures have been virtually absent and stock prices have fallen sharply. However, we have recently seen encouraging signs of potentially stronger economic growth, suggesting that market conditions may move closer to normal. Therefore, we have positioned the fund for a more robust economic environment in which we expect the differences between short- and long-term bond yields to narrow. Our relatively defensive strategy includes an average duration that is modestly shorter than that of the fund's benchmark. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS.

                                                                 The Funds   31

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Short-Term U.S. Government Securities Fund and the Lehman Brothers 1-3 Year
     U.S. Government Index

Average Annual Total Returns AS OF 8/31/02


                                             Inception                                                                   From
                                               Date             1 Year               5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                      5.87%                 6.06%             5.52%

INVESTOR SHARES                             7/11/01              5.28%                   --                 --              5.80%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


32





DISCUSSION OF  FUND PERFORMANCE

John F. Flahive,  Portfolio Manager

How did MPAM National Intermediate Municipal
Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's MPAM shares achieved a total return of 5.16% and its Investor shares achieved a total return of 4.98%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 6.86% for the same period.(2) Additionally, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.39%.(3)

The fund's performance benefited from lower interest rates during the reporting period. A "flight to quality" among investors seeking alternatives to corporate securities also supported bond prices. However, the fund's returns lagged those of its benchmark and Lipper category average primarily because of its relatively defensive positioning towards the end of the reporting period.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was mired in a recession that was soon to be intensified by the September 11 terrorist attacks. The Federal Reserve Board continued to reduce short-term interest rates aggressively in an attempt to stimulate renewed economic growth, bringing the benchmark federal funds rate to its lowest level in 40 years. At the same time, alleged corporate accounting issues, the war on terrorism and heightened international tensions created a "flight to quality" in which investors flocked away from stocks and corporate bonds toward relatively safe havens, such as highly rated municipal bonds. As a result, intermediate-term bond yields trended lower throughout the reporting period. When new bond yields fall, prices of existing bonds tend to
rise,    producing    capital    appreciation.

The weak economic environment also caused many states and municipalities to report revenue shortfalls when personal income taxes and capital gains taxes

                                                                   The Funds  33



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

failed to meet expectations. The resulting budget deficits led to a wave of downgrades from the major credit-rating agencies, primarily affecting lower rated issuers. To cover their budget shortfalls, many states issued a higher volume of securities compared to the same period one year earlier. However, the surge in demand easily absorbed the increase in supply, and municipal bond yields remained low.

The fund's performance benefited from these forces, especially early in the reporting period when the fund's average duration was in line with that of its Lipper category average. As yields fell toward historical lows, we later modestly reduced the fund's average duration. In hindsight, the timing of that move proved difficult to determine precisely, because intermediate-term bond yields continued to fall.

What is the fund's current strategy?

We have generally continued to maintain a defensive investment posture, including a modestly short average duration. In addition, because of the deterioration of some issuers' fiscal condition, we have maintained a tight focus on credit quality. As of August 31, 2002, approximately 53% of the fund's holdings was rated triple-A or its equivalent. Our security selection strategy has emphasized high quality general obligation bonds and essential services bonds that are backed by issuers' general taxing authority and revenues from water and sewer facilities, respectively. We have generally avoided bonds issued on behalf of entities that are more sensitive to economic changes, such as housing projects and industrial development authorities.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


34


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM National Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/02


                                             Inception                                                                     From
                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                       5.16%                5.87%              5.89%

INVESTOR SHARES                              7/11/01              4.98%                  --                 --              7.14%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

AS OF AUGUST 31, 2002, THE FUND'S FISCAL YEAR-END, THE FUND HAD NOT OFFERED ITS DREYFUS PREMIER SHARES FOR SALE TO INVESTORS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds   35




DISCUSSION OF
FUND PERFORMANCE

M. Collette O'Brien and Timothy J. Sanville,
Portfolio Managers

How did MPAM National Short-Term Municipal
Bond Fund perform during the period?

For the 12-month period ended August 31, 2002, the fund's MPAM shares achieved a total return of 4.43% and its Investor shares achieved a total return of 4.16%.(1) The Lehman Brothers 3-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 5.71% for the same period.(2) Additionally, the fund is reported in the Lipper Short Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.60%.(3)

The fund's performance benefited from lower interest rates during the reporting period. A "flight to quality" among investors seeking alternatives to stocks also supported bond prices. The fund was cautiously positioned against a potential rising interest-rate environment. Consequently, the fund underperformed its benchmark but still outperformed its Lipper category average.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund' s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was mired in a recession that was soon to be intensified by the September 11 terrorist attacks. The Federal Reserve Board continued its attempts to stimulate renewed economic growth, driving short-term interest rates to their lowest levels in 40 years. At the same time, alleged corporate accounting issues, the war on terrorism and heightened international tensions caused investors to flock away from stocks and toward relatively safe havens, such as highly rated municipal bonds. As a result, short-term bond yields trended lower throughout the reporting period, causing prices of existing bonds to rise.

The weak economic environment also caused many states and municipalities to report budget shortfalls when tax revenues failed to meet expectations. This led to a wave of downgrades from the major credit-rating agencies, primarily affecting lower rated issuers. To cover their budget gaps, many states issued a higher volume of short-term securities compared to the same period one year earlier. However, the surge in demand easily absorbed the increase in supply, and short-term municipal bond yields remained low.

The fund's performance benefited from these forces, primarily because the fund's average weighted maturity was longer than that of its Lipper category average. As

36


yields fell, this position enabled the fund to hold higher yielding securities for as long as practical. In addition, because we had emphasized non-callable securities over those that could be redeemed early by their issuers, we were able to maintain the fund's long weighted average maturity more effectively. However, we later modestly reduced the fund's average weighted maturity to the neutral range when we saw signs that short-term interest rates were stabilizing.

In addition, we eliminated holdings that we believed might be susceptible to a deteriorating credit quality environment, including tax-exempt bonds issued on behalf of airlines and electric utilities.

What is the fund's current strategy?

We have generally continued to maintain a defensive investment posture, including a neutral weighted average maturity. In addition, because of the deterioration of some issuers' fiscal condition, we have maintained a tight focus on credit quality and broad diversification. As of August 31, 2002, approximately 43% of the fund's holdings was rated triple-A or its equivalent. Our security selection strategy has emphasized high quality, non-callable securities from issuers we consider highly creditworthy. In our view, this is a prudent course in an uncertain economic environment.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                 The Funds  37

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM National Short-Term Municipal Bond Fund and the Lehman Brothers 3-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/02


                                                                Inception                                             From
                                                                  Date                      1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                      10/2/00                     4.43%                    6.07%

INVESTOR SHARES                                                  7/11/01                     4.16%                    4.98%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND ON 10/2/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


38



DISCUSSION OF
FUND PERFORMANCE

John F. Flahive and M. Collette O'Brien,
Portfolio Managers

How did MPAM Pennsylvania Intermediate
Municipal Bond Fund perform during the period?

For the 12-month period ended August 31, 2002, the fund's MPAM shares achieved a total return of 5.03% and its Investor shares achieved a total return of 4.69%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 6.86% for the same period.(2) Additionally, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.35%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

Pennsylvania's municipal bond market benefited from lower interest rates during the reporting period. However, the fund's returns lagged those of its benchmark and Lipper category average, primarily because of the fund's relatively defensive posture in an uncertain market environment.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

When the reporting period began, Pennsylvania was mired in a recession that was soon to be intensified by the September 11 terrorist attacks. The Federal Reserve Board continued to reduce short-term interest rates aggressively in an attempt to stimulate renewed U.S. economic growth, bringing the benchmark federal funds rate to its lowest level in 40 years. At the same time, alleged corporate accounting issues, the war on terrorism and heightened international tensions created a "flight to quality" in which investors flocked away from stocks toward relatively safe havens, such as highly rated bonds. As a result, intermediate-term, tax-exempt bond yields trended lower throughout the reporting period. When new bond yields fall, prices of existing bonds tend to rise, producing capital appreciation.

                                                                 The Funds  39



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The weak economic environment also caused some states to report revenue shortfalls when personal income taxes and capital gains taxes failed to meet expectations. While Pennsylvania was not immune to the recession and weak economic recovery, the state continues to rank among the most fiscally sound states in the nation because of its conservative management policies. As a result, while many states issued considerably more tax-exempt securities than they did during the same period one year earlier, the supply of new intermediate-term municipal bonds from Pennsylvania issuers has remained relatively thin, keeping yields low.

The fund's performance generally benefited from these forces, especially early in the reporting period when the fund's average duration was in line with its peer group average. As yields fell toward historical lows, we later modestly reduced the fund's average duration. In hindsight, the timing of that move proved difficult to determine precisely, because intermediate-term bond yields continued to fall.

What is the fund's current strategy?

We have continued to maintain the fund's relatively defensive investment posture, including a modestly short average duration. In addition, we have maintained a tight focus on credit quality. As of August 31, 2002, approximately 65% of the fund's holdings was rated triple-A or its equivalent. Our security selection strategy has emphasized high quality general obligation bonds and essential services bonds that are backed by issuers' general taxing authority and revenues from water and sewer facilities, respectively. We have generally avoided bonds issued on behalf of entities that are more sensitive to economic changes, such as housing projects and industrial development authorities.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


40


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM shares of MPAM Pennsylvania Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/02


                                              Inception                                                                     From
                                                Date             1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                       5.03%                 5.42%              5.52%

INVESTOR SHARES                              7/11/01              4.69%                   --                 --              6.46%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHARES OF MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA INVESTMENT-GRADE MUNICIPAL BONDS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 7-YEAR TAX-EXEMPT, BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds  41




STATEMENT OF INVESTMENTS

August 31, 2002


MPAM LARGE CAP STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--99.3%                                 Shares         Value ($)
ALCOHOL & TOBACCO--2.8%

Anheuser-Busch Cos.                                 212,530         11,298,095

Philip Morris Cos.                                  552,210         27,610,500

                                                                    38,908,595

CONSUMER CYCLICAL--10.4%

AutoZone                                             99,140 (a)      7,172,779

Best Buy                                            286,235 (a)      6,068,182

Cendant                                             522,400 (a)      7,475,544

Darden Restaurants                                  194,495          4,984,907

General Motors                                      167,200          8,002,192

Johnson Controls                                    112,630          9,718,843

Kohl's                                              177,990 (a)     12,409,463

Lear                                                106,620 (a)      4,968,492

Lowe's Cos.                                         353,370         14,622,451

Sears, Roebuck & Co.                                162,320          7,387,183

TJX Cos.                                            412,900          8,167,162

Target                                              308,140         10,538,388

Wal-Mart Stores                                     817,164         43,701,931

                                                                   145,217,517

CONSUMER STAPLES--7.2%

Avon Products                                       162,270          7,909,040

Estee Lauder Cos., Cl. A                            116,760          3,496,962

Fortune Brands                                      106,810          5,604,321

Kellogg                                             171,400          5,512,224

Kimberly-Clark                                      136,010          8,138,838

Kraft Foods, Cl. A                                  221,400          8,805,078

Newell Rubbermaid                                   172,680          5,974,728

Pepsi Bottling Group                                143,400          4,187,280

PepsiCo                                             490,317         19,392,037

Procter & Gamble                                    344,060         30,500,919

                                                                    99,521,427

ENERGY RELATED--7.9%

Anadarko Petroleum                                  115,470          5,154,581

ChevronTexaco                                       242,611         18,591,281

Dominion Resources                                  179,100         11,231,361

ENSCO International                                 141,500          3,773,805

El Paso                                             351,404          5,942,242

Exxon Mobil                                         724,270         25,675,371

Kerr-McGee                                          118,930          5,571,870

Noble                                               331,100 (a)     10,287,277

ENERGY RELATED (CONTINUED)

Phillips Petroleum                                  179,950          9,461,771

Rowan Cos.                                          354,500          7,295,610

Royal Dutch Petroleum
    (New York Shares, ADR)                          150,100          6,784,520

                                                                   109,769,689

HEALTH CARE--14.2%

AmerisourceBergen                                   175,820         12,748,708

Amgen                                               221,170 (a)      9,959,285

Forest Laboratories                                  74,770 (a)      5,458,210

Johnson & Johnson                                   530,100         28,789,731

King Pharmaceuticals                                359,333 (a)      7,657,386

Lilly(Eli) & Co.                                    248,220         14,409,171

Medtronic                                           166,730          6,865,941

Pfizer                                            1,249,900         41,346,692

Pharmacia                                           371,890         16,251,593

Quest Diagnostics                                   167,480 (a)      9,387,254

Tenet Healthcare                                    225,495 (a)     10,636,599

UnitedHealth Group                                  118,330         10,454,455

Wyeth                                               546,018         23,369,570

                                                                   197,334,595

INTEREST SENSITIVE--23.0%

Ambac Financial Group                               129,919          7,471,642

American International Group                        145,750          9,153,100

Bank of America                                     507,610         35,573,309

Bear Stearns Cos.                                    81,410          5,204,541

Block (H&R)                                         119,000          5,819,100

Charter One Financial                               315,070         10,617,859

Citigroup                                           835,429         27,360,300

Equity Office Properties Trust                      119,470          3,330,824

Fannie Mae                                          351,010         26,599,538

Fifth Third Bancorp                                 168,890         11,319,008

Freddie Mac                                          79,510          5,096,591

General Electric                                  1,088,116         32,806,697

Goldman Sachs Group                                  75,630          5,846,199

Hartford Financial Services Group                   155,036          7,754,901

Jefferson-Pilot                                      95,590          4,026,251

John Hancock Financial Services                     217,320          6,595,662

KeyCorp                                             192,400          5,162,092

Lehman Brothers Holdings                            127,070          7,244,261


MPAM LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares         Value ($)
--------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

MBNA                                                752,040         15,191,208

MGIC Investment                                      97,020          5,841,574

Morgan Stanley                                       83,700          3,575,664

SouthTrust                                          203,960          5,351,910

Travelers Property Casualty, Cl. A                  516,406          8,117,896

Travelers Property Casualty, Cl. B                   74,130          1,207,580

U.S. Bancorp                                        345,149          7,417,252

Wachovia                                            389,100         14,338,335

Washington Mutual                                   550,620         20,818,942

Wells Fargo                                         396,580         20,697,510

                                                                   319,539,746

PRODUCER GOODS--9.5%

Air Products & Chemicals                            187,470          8,794,218

American Standard Cos.                              102,030 (a)      7,308,409

Deere & Co.                                         146,400          6,722,688

Freeport-McMoRan Copper & Gold, Cl. B               142,400 (a)      2,333,936

General Dynamics                                     84,470          6,642,721

ITT Industries                                       60,600          4,119,588

International Paper                                 256,210          9,646,306

Lockheed Martin                                     215,310         13,633,429

Masco                                               316,480          7,646,157

Norfolk Southern                                    316,260          6,619,322

Northrop Grumman                                     54,200          6,655,760

PPG Industries                                      150,440          8,465,259

Pentair                                             118,100          5,130,264

Rohm & Haas                                         147,270          5,359,155

Tyco International                                  342,200          5,369,118

Union Pacific                                       127,100          7,695,905

United Parcel Service, Cl. B                        166,460         10,638,459

United Technologies                                 151,570          9,001,742

                                                                   131,782,436

SERVICES--5.3%

AOL Time Warner                                     702,495 (a)      8,886,562

Disney(Walt)                                        442,200          6,933,696

Electronic Data Systems                              68,190          2,745,329

First Data                                          304,360         10,576,510

Fox Entertainment Group, Cl. A                      182,540 (a)      4,076,118

Gannett                                              85,600          6,502,176

McGraw-Hill Cos.                                    128,790          8,166,574

SERVICES (CONTINUED)

Omnicom Group                                       180,754         10,935,617

Viacom, Cl. B                                       365,530 (a)     14,877,071

                                                                    73,699,653

TECHNOLOGY--14.0%

Adobe Systems                                       179,200          3,601,920

Altera                                              140,700 (a)      1,506,897

Analog Devices                                      158,600 (a)      3,822,260

Celestica                                           131,530 (a)      3,021,244

Cisco Systems                                     1,227,424 (a)     16,963,000

Dell Computer                                       728,822 (a)     19,401,242

Harris                                              171,630          5,483,578

Intel                                             1,054,788         17,583,316

International Business Machines                     303,930         22,910,243

Intuit                                              189,320 (a)      8,449,352

Lexmark International                               179,450 (a)      8,470,040

Linear Technology                                   206,840          5,423,345

Maxim Integrated Products                           151,838 (a       4,799,599

Microchip Technology                                162,200 (a)      3,414,310

Microsoft                                           969,508 (a)     47,583,453

Network Associates                                  321,640 (a)      4,181,320

Nokia, ADR                                          296,930          3,946,200

SAP, ADR                                            186,700          3,593,975

SPX                                                  46,130 (a)      5,009,718

Semtech                                             122,760 (a)      1,621,660

Tech Data                                           119,870 (a)      3,964,101

                                                                   194,750,773

UTILITIES--5.0%

BellSouth                                           422,380          9,849,902

Entergy                                             139,300          5,877,067

Exelon                                              208,090          9,742,774

PPL                                                 170,190          6,186,406

Public Service Enterprise Group                     137,870          4,853,024

SBC Communications                                  658,829         16,299,429

Telefonos de Mexico, Cl. L, ADR                     182,240          5,399,771

Verizon Communications                              351,640         10,900,840

                                                                    69,109,213

TOTAL COMMON STOCKS

    (cost $1,202,121,663)                                        1,379,633,644




                                                      The Funds  43
STATEMENT OF INVESTMENTS (CONTINUED)

MPAM LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                   Principal

SHORT-TERM INVESTMENTS--.1%                       Amount ($)         Value ($)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Salomon Smith Barney,Tri-Party Repurchase Agreement, 1.88%, dated
  8/30/2002, due 9/3/2002, in the amount of $2,070,432 (fully collateralized by $2,096,000 Federal Home Loan Mortgage Corp.,
  Notes, 5.125%, 8/20/2012, value $2,111,434)
  (cost $2,070,000)                               2,070,000          2,070,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,204,191,663)               99.4%      1,381,703,644

CASH AND RECEIVABLES (NET)                              .6%          8,144,357

NET ASSETS                                           100.0%      1,389,848,001

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


44

STATEMENT OF INVESTMENTS

August 31, 2002

MPAM INCOME STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--99.5%                                 Shares           Value ($)
--------------------------------------------------------------------------------

ALCOHOL & TOBACCO--3.3%

Anheuser-Busch Cos.                                  73,460          3,905,134

Philip Morris Cos.                                  189,230          9,461,500

                                                                    13,366,634

CONSUMER CYCLICAL--10.2%

Best Buy                                             93,170 (a)      1,975,204

Darden Restaurants                                   60,930          1,561,636

Eastman Kodak                                        52,900 (b)      1,615,566

General Motors                                       52,930          2,533,230

Johnson Controls                                     36,530          3,152,174

Lowe's Cos.                                         120,424          4,983,145

May Department Stores                                55,190          1,618,723

Sears, Roebuck & Co.                                 59,280          2,697,833

Starwood Hotels & Resorts Worldwide                  42,000          1,082,760

Target                                              105,026          3,591,889

TJX Cos.                                            114,800          2,270,744

Wal-Mart Stores                                     268,107         14,338,362

                                                                    41,421,266

CONSUMER STAPLES--7.7%

Archer-Daniels-Midland                              107,450          1,309,815

Avon Products                                        77,450          3,774,913

General Mills                                        48,598          2,045,490

Kellogg                                              68,400          2,199,744

Kimberly-Clark                                       45,010          2,693,398

Newell Rubbermaid                                    54,590          1,888,814

PepsiCo                                             186,882          7,391,183

Procter & Gamble                                    110,590          9,803,804

Smucker (J.M.)                                        2,329             84,659

                                                                    31,191,820

ENERGY RELATED--8.9%

ChevronTexaco                                       145,088         11,118,093

Dominion Resources                                   25,300          1,586,563

El Paso                                              66,470          1,124,008

Exxon Mobil                                         332,086         11,772,449

Kerr-McGee                                           75,000          3,513,750

Phillips Petroleum                                   92,720          4,875,218

Royal Dutch Petroleum, ADR                           48,131          2,175,521

                                                                    36,165,602

HEALTH CARE--12.2%

Eli Lilly & Co.                                      88,450          5,134,523

Johnson & Johnson                                   151,300          8,217,103

Medtronic                                            91,772          3,779,171

Novartis, ADR                                        87,270          3,530,072

Pfizer                                              433,242         14,331,645

HEALTH CARE (CONTINUED)

Pharmacia                                           187,940          8,212,978

Wyeth                                               153,999          6,591,157

                                                                    49,796,649

INTEREST SENSITIVE--24.3%

American International Group                         47,330          2,972,324

American National Insurance                          43,455          3,313,444

Bank of America                                     205,500         14,401,440

Block (H&R)                                         106,550          5,210,295

Charter One Financial                               140,530          4,735,861

Citigroup                                           288,715          9,455,416

Equity Office Properties Trust                       53,800          1,499,944

Federal National Mortgage Association               124,326          9,421,424

FleetBoston Financial                               120,429          2,905,952

Hartford Financial Services Group                    90,060          4,504,801

Jefferson-Pilot                                      31,440          1,324,253

Keycorp                                             129,500          3,474,485

Lincoln National                                     31,440          1,164,852

MBNA                                                235,106          4,749,141

MGIC Investment                                      18,860          1,135,561

Simon Property Group                                 38,620          1,374,486

SouthTrust                                           95,610          2,508,806

Travelers Property Casualty, Cl. A                   12,474 (a)        196,087

Travelers Property Casualty, Cl. B                   25,628 (a)        417,479

U.S. Bancorp                                        215,376          4,628,430

Wachovia                                            163,280          6,016,868

Washington Mutual                                   170,490          6,446,227

Wells Fargo                                         137,580          7,180,300

                                                                    99,037,876

PRODUCER GOODS & SERVICES--12.3%

Air Products & Chemicals                             58,390          2,739,075

Ashland                                              36,930          1,058,414

Caterpillar                                          42,130          1,838,553

Deere & Co.                                          42,600          1,956,192

Emerson Electric                                     32,975          1,608,520

General Dynamics                                     24,930          1,960,495

General Electric                                    421,932         12,721,250

International Paper                                  76,570          2,882,861

ITT Industries                                       18,000          1,223,640

Lockheed Martin                                      71,740          4,542,577

Masco                                                72,160          1,743,386

Norfolk Southern                                     56,190          1,176,057

Northrop Grumman                                     18,100          2,222,680

PPG Industries                                       38,620          2,173,147


                                                                 The Funds  45


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM INCOME STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares          Value ($)
PRODUCER GOODS & SERVICES (CONTINUED)

Rohm & Haas                                          39,920          1,452,689

Union Pacific                                        38,000          2,300,900

United Parcel Service, Cl. B                         51,630          3,299,673

United Technologies                                  50,508          2,999,670

                                                                    49,899,779

SECURITIES AND ASSET MANAGEMENT--1.6%

Bear Stearns                                         23,500          1,502,355

Lehman Brothers Holdings                             45,626          2,601,138

Morgan Stanley                                       56,790          2,426,069

                                                                     6,529,562

SERVICES--3.8%

AOL Time Warner                                     219,262 (a)      2,773,664

Walt Disney                                         178,300          2,795,744

Gannett                                              25,800          1,959,768

McGraw-Hill Cos.                                     72,837          4,618,594

Omnicom Group                                        56,506          3,418,613

                                                                    15,566,383

TECHNOLOGY--7.3%

Altera                                               42,920 (a)        459,673

Analog Devices                                       49,700 (a)      1,197,770

Cisco Systems                                       287,940 (a)      3,979,331

Harris                                               53,500          1,709,325

Hewlett-Packard                                     110,270          1,480,926

Intel                                               333,236          5,555,044

International Business Machines                     105,966          7,987,717

Intuit                                               38,720 (a)      1,728,074

Linear Technology                                    67,830          1,778,502

Motorola                                             82,800            993,600

Pitney Bowes                                         84,263          3,054,534

                                                                    29,924,496

UTILITIES--7.9%

BellSouth                                            74,367          1,734,238

Entergy                                              42,300          1,784,637

Exelon                                               80,710          3,778,842

PPL                                                 118,120          4,293,662

Public Service Enterprise Group                      60,398          2,126,010

SBC Communications                                  307,225          7,600,747

Southern                                             97,100          2,812,016

Telefonos de Mexico, ADR                             57,830          1,713,503

Verizon Communications                              207,401          6,429,431

                                                                    32,273,086

TOTAL COMMON STOCKS

    (cost $341,995,480)                                            405,173,153


                                                                                        Principal
SHORT-TERM INVESTMENTS--.5%                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Salomon Smith Barney,
  Tri-Party Repurchase Agreement,
  1.88% dated 8/30/2002
  due 9/3/2002, in the amount
  of $2,185,456 (fully collateralized
  by $2,213,000 Federal Home
  Loan Mortgage Corp.,
  Notes,  due 8/20/2012,
  value $2,229,296)
    (cost $2,185,000)                                                                   2,185,000                       2,185,000


TOTAL INVESTMENTS

    (cost $344,180,480)                                                                    100.0%                     407,358,153

CASH AND RECEIVABLES (NET)                                                                    .0%                         102,794

NET ASSETS                                                                                 100.0%                     407,460,947

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL  MARKET  VALUE OF THE FUND'S  SECURITIES  ON LOAN IS $39,702  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $41,600.

SEE NOTES TO FINANCIAL STATEMENTS.


46

STATEMENT OF INVESTMENTS

August 31, 2002


MPAM MID CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--97.4%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.8%

Constellation Brands, Cl. A                                                               265,080 (a)                   7,530,923

R.J. Reynolds Tobacco Holdings                                                            126,240                       7,427,961

                                                                                                                       14,958,884

CONSUMER CYCLICAL--11.8%

ALLETE                                                                                    123,210                       3,067,929

BJ's Wholesale Club                                                                       159,430 (a)                   3,914,006

BorgWarner                                                                                 90,690                       5,463,166

Brinker International                                                                     133,390 (a)                   3,697,571

CDW Computer Centers                                                                       94,980 (a)                   4,076,542

Chico's FAS                                                                               572,600 (a)                  10,043,404

Circuit City Stores--Circuit City Group                                                   187,030                       2,607,198

Dana                                                                                      291,790                       4,942,923

Darden Restaurants                                                                        218,700                       5,605,281

Ethan Allen Interiors                                                                     179,070                       6,084,799

Family Dollar Stores                                                                       77,480                       2,212,054

Genuine Parts                                                                             121,000                       4,023,250

Jones Apparel Group                                                                       100,020 (a)                   3,609,722

Liz Claiborne                                                                             221,420                       6,248,472

Michaels Stores                                                                           171,960 (a)                   7,994,420

Mohawk Industries                                                                         105,540 (a)                   5,224,230

Office Depot                                                                              427,810 (a)                   5,527,305

Park Place Entertainment                                                                  487,200 (a)                   4,555,320

Pep Boys--Manny, Moe & Jack                                                               390,300                       5,542,260

Pier 1 Imports                                                                            255,300                       4,569,870

                                                                                                                       99,009,722

CONSUMER STAPLES--3.1%

Dean Foods                                                                                222,430 (a)                   8,418,975

McCormick & Co.                                                                           338,520                       7,836,738

SUPERVALU                                                                                 183,961                       3,820,870

Tyson Foods, Cl. A                                                                        459,340 (b)                   5,705,003

                                                                                                                       25,781,586

ENERGY--9.9%

Aquila                                                                                    590,600                       2,321,058

CMS Energy                                                                                146,600                       1,548,096

Equitable Resources                                                                       165,760                       5,828,122

Helmerich & Payne                                                                         176,650                       6,440,659

Murphy Oil                                                                                 80,160                       6,865,704

Nabors Industries                                                                         172,300 (a)                   5,689,346

ENERGY (CONTINUED)

Newfield Exploration                                                                      153,260 (a)                   5,195,514

NiSource                                                                                  245,010 (b)                   4,873,249

Noble                                                                                     199,640 (a)                   6,202,815

Noble Energy                                                                              116,450                       3,883,607

Ocean Energy                                                                              327,020                       6,854,339

Precision Drilling                                                                        133,490 (a)                   4,325,076

Smith International                                                                       244,600 (a)                   7,937,270

Tidewater                                                                                 159,320                       4,540,620

Valero Energy                                                                             156,817 (b)                   5,091,848

XTO Energy                                                                                292,200                       5,917,050

                                                                                                                       83,514,373

HEALTH CARE--11.9%

AmerisourceBergen                                                                          52,130                       3,779,946

Andrx Group                                                                                72,000 (a)                   1,773,360

Caremark Rx                                                                               426,700 (a)                   6,912,540

DENTSPLY International                                                                    149,900                       5,946,533

First Health Group                                                                        302,080 (a)                   8,008,141

Genzyme                                                                                   277,200 (a,b)                 5,732,496

Health Net                                                                                204,100 (a)                   4,751,448

IDEC Pharmaceuticals                                                                      284,950 (a,b)                11,449,291

Laboratory Corporation
    of America Holdings                                                                   224,840 (a)                   7,071,218

Lincare Holdings                                                                          228,470 (a)                   7,322,464

Millennium Pharmaceuticals                                                                334,540 (a)                   4,101,460

STERIS                                                                                    236,100 (a)                   5,387,802

Shire Pharmaceuticals, ADR                                                                261,590 (a)                   7,635,812

St. Jude Medical                                                                          161,720 (a)                   6,017,601

Triad Hospitals                                                                           232,810 (a)                   8,499,893

Varian Medical Systems                                                                    133,200 (a)                   5,664,996

                                                                                                                      100,055,001

INTEREST SENSITIVE--21.2%

Affiliated Managers Group                                                                  84,900 (a)                   4,448,760

Allied Capital                                                                            231,300 (b)                   5,539,635

AmeriCredit                                                                               152,200 (a,b)                 2,185,592

Archstone-Smith Trust                                                                     174,930                       4,609,406

Associated Banc-Corp                                                                      150,510                       5,239,253

Banknorth Group                                                                           329,500                       8,593,360

CIT Group                                                                                 191,400                       4,162,950



                                                                                                                 The Funds   47


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM MID CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                 Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

City National                                                                             185,620                      10,008,630

Edwards (A.G.)                                                                            116,780                       4,395,599

Fidelity National Financial                                                               189,700                       5,681,515

First Tennessee National                                                                  267,800 (b)                  10,256,740

Gallagher (Arthur J.) & Co.                                                               233,920                       6,774,323

Golden State Bancorp                                                                      185,520                       6,400,440

GreenPoint Financial                                                                      192,880                       9,836,880

Hospitality Properties Trust                                                              142,500                       4,941,900

Investment Technology Group                                                               121,846 (a)                   4,130,579

Legg Mason                                                                                104,250                       5,032,147

M&T Bank                                                                                  119,390                      10,243,662

Mack-Cali Realty                                                                          124,420                       4,174,291

Mercantile Bankshares                                                                     131,900                       5,364,373

North Fork Bancorporation                                                                 147,980                       6,210,721

Old Republic International                                                                277,170                       8,897,157

Protective Life                                                                           163,500                       5,370,975

Radian Group                                                                              205,478                       8,930,074

RenaissanceRe                                                                             178,670                       6,235,583

TCF Financial                                                                             216,270                      10,510,722

Washington Federal                                                                        165,940                       4,254,702

Wilmington Trust                                                                          190,460                       5,934,734

                                                                                                                      178,364,703

INTERNET RELATED--0.3%

E*TRADE                                                                                   645,190 (a)                   2,800,125

PRODUCER GOODS & SERVICES--12.2%

Alliant Techsystems                                                                        77,300 (a)                   5,273,406

CNF                                                                                       166,770                       5,119,839

Clayton Homes                                                                             368,420                       4,888,933

Cooper Industries, Cl. A                                                                  133,900                       4,381,208

D.R. Horton                                                                               107,290                       2,227,340

Engelhard                                                                                 127,360                       3,331,738

Freeport-McMoRan Copper & Gold                                                            277,500 (a)                   4,548,225

IMC Global                                                                                461,000                       6,103,640

ITT Industries                                                                             44,070                       2,995,879

Jacobs Engineering                                                                        124,680 (a)                   4,209,197

Kansas City Southern                                                                      362,400 (a)                   5,490,360

Lennar                                                                                     82,800                       4,371,840

Lyondell Chemical                                                                         387,580                       5,554,021

PRODUCER GOODS & SERVICES (CONTINUED)

Packaging Corporation of America                                                          209,920 (a)                   3,952,794

Pall                                                                                      236,500                       3,996,850

Pentair                                                                                   128,580                       5,585,515

Plum Creek Timber Co.                                                                     195,700                       5,037,318

RPM                                                                                       344,300                       5,260,904

Swift Transportation                                                                      294,300 (a)                   5,176,737

Teekay Shipping                                                                            94,640                       2,981,160

Terex                                                                                     211,840 (a)                   4,162,656

Timken                                                                                    134,600                       2,457,796

Valspar                                                                                   121,620                       4,930,475

                                                                                                                      102,037,831
SERVICES--10.7%

Affiliated Computer Services, Cl. A                                                       220,360 (a)                   9,806,020

Catalina Marketing                                                                         82,480 (a)                   2,592,346

DST Systems                                                                               144,000 (a)                   4,907,520

DeVry                                                                                     224,100 (a)                   4,036,041

Donnelley (R.R.) & Sons                                                                   187,440                       4,944,667

Hanover Compressor                                                                        283,900 (a)                   3,208,070

Henry (Jack) & Associates                                                                 192,980                       3,149,434

Hispanic Broadcasting                                                                     194,390 (a)                   3,761,447

Knight-Ridder                                                                              79,050                       4,800,707

Rent-A-Center                                                                              92,400 (a)                   5,048,736

Republic Services                                                                         353,000 (a)                   7,271,800

Robert Half International                                                                 152,060 (a)                   2,633,679

Ryder System                                                                              173,860                       4,544,700

Scripps (E.W.), Cl. A                                                                      50,820                       3,613,302

SunGard Data Systems                                                                      237,050 (a)                   5,843,283

Telephone and Data Systems                                                                 78,440                       4,686,790

Viad                                                                                      180,380                       3,991,809

Washington Post, Cl. B                                                                      8,900                       5,758,300

Westwood One                                                                              155,240 (a)                   5,422,533

                                                                                                                       90,021,184

TECHNOLOGY--10.7%

Advanced Fibre Communications                                                             279,900 (a)                   4,937,436

Avnet                                                                                     317,400                       4,913,352

Diebold                                                                                   160,920                       5,799,557

Electronics for Imaging                                                                   250,960 (a)                   3,771,929

Fairchild Semiconductor, Cl. A                                                            216,000 (a)                   2,607,120


48


MPAM MID CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Harris                                                                                    187,220                       5,981,679

IKON Office Solutions                                                                     493,900                       4,568,575

International Rectifier                                                                   134,900 (a)                   2,935,424

Intersil, Cl. A                                                                           245,800 (a)                   4,158,936

L-3 Communications                                                                         97,020 (a)                   4,937,348

Mentor Graphics                                                                           180,000 (a)                   1,278,000

Microchip Technology                                                                      345,285 (a)                   7,268,249

Network Associates                                                                        272,430 (a)                   3,541,590

Reynolds and Reynolds, Cl. A                                                              213,750                       5,311,688

SPX                                                                                        68,660 (a)                   7,456,476

Semtech                                                                                   223,530 (a)                   2,952,831

Siebel Systems                                                                            489,700 (a)                   4,142,862

Sybase                                                                                    382,940 (a)                   5,364,989

Symantec                                                                                  180,280 (a,b)                 5,156,008

Vishay Intertechnology                                                                    186,830 (a,b)                 2,675,406

                                                                                                                       89,759,455

UTILITIES--3.8%

Allegheny Energy                                                                          228,780                       4,724,307

Ameren                                                                                    141,380                       6,227,789

Calpine                                                                                   368,000 (a)                   1,795,840

Energy East                                                                               254,690                       5,328,115

UTILITIES (CONTINUED)

Mirant                                                                                    357,800 (a)                   1,352,484

TECO Energy                                                                               337,570 (b)                   6,667,007

Wisconsin Energy                                                                          229,580                       5,833,628

                                                                                                                       31,929,170

TOTAL COMMON STOCKS

    (cost $781,710,721)                                                                                               818,232,034


                                                                                        Principal
SHORT-TERM INVESTMENTS--2.6%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Salomon Smith Barney,

  Tri-Party Repurchase Agreement,

  1.88% dated 8/30/2002, due
  9/3/2002 in the amount of
  $21,674,527 (fully collateralized

  by $22,130,000 Federal Home

  Loan Discount Notes, 9/25/2002,

  value $22,103,444)

    (cost $21,670,000)                                                                 21,670,000                      21,670,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $803,380,721)                                                                    100.0%                     839,902,034

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.0%)                        (91,184)

NET ASSETS                                                                                 100.0%                     839,810,850

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002,  THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $31,683,461 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $33,665,644.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Funds   49


STATEMENT OF INVESTMENTS

August 31, 2002

MPAM SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--97.3%                                                                      Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.6%

Standard Commercial                                                                        27,496                         524,074

Universal                                                                                  39,300                       1,507,155

                                                                                                                        2,031,229

CONSUMER CYCLICAL--18.8%

Advanced Marketing Services                                                                60,470                         819,368

Aeropostale                                                                                38,700                         630,810

Albany International, Cl. A                                                                81,900                       1,793,610

American Eagle Outfitters                                                                  45,200 (a)                     664,892

Blyth                                                                                      60,900                       1,800,813

Brown Shoe                                                                                111,500                       2,264,565

Burlington Coat Factory                                                                   114,100                       2,248,911

CBRL Group                                                                                 64,040                       1,644,547

Cheesecake Factory (The)                                                                   56,550 (a)                   1,611,109

Coach                                                                                      78,460 (a)                   1,932,470

Federal Signal                                                                             83,500                       1,735,130

Furniture Brands
    International                                                                          45,590 (a)                   1,151,147

Galyan's Trading                                                                          100,000 (a)                   1,064,000

HON INDUSTRIES                                                                             61,080                       1,677,868

Harman International                                                                       66,580                       3,424,209

Hot Topic                                                                                  91,070 (a)                   1,584,618

Jack in the Box                                                                            77,640 (a)                   2,193,330

K-Swiss, Cl. A                                                                            119,400                       2,238,750

Linens 'n Things                                                                           90,670 (a)                   1,955,752

MTR Gaming Group                                                                          141,950 (a)                   1,225,028

Mesa Air Group                                                                            296,280 (a)                   1,810,271

Nautilus Group                                                                             47,540 (a,b)                 1,507,493

Oshkosh Truck                                                                              44,270                       2,494,615

Pacific Sunwear of California                                                              87,040 (a)                   1,893,120

Payless ShoeSource                                                                         29,790 (a)                   1,575,891

Pep Boys--Manny, Moe & Jack                                                               179,590                       2,550,178

Pier 1 Imports                                                                            164,820                       2,950,278

Polaris Industries                                                                         42,350                       3,106,373

Ruby Tuesday                                                                              156,020                       3,111,039

Ryan's Family Steak Houses                                                                199,560 (a)                   2,378,755

ShopKo Stores                                                                             103,600 (a)                   1,487,696

Sonic                                                                                      81,500 (a)                   1,911,175

TBC                                                                                       103,400 (a)                   1,218,983

Too                                                                                        84,250 (a)                   1,989,143

Tower Automotive                                                                          132,400 (a)                   1,055,228

Zale                                                                                       62,920 (a)                   1,909,622

                                                                                                                       66,610,787

CONSUMER STAPLES--2.8%

American Italian Pasta, Cl. A                                                              76,930 (a)                   2,852,564

Church & Dwight                                                                            31,810                         995,653

International Multifoods                                                                   72,000 (a)                   1,501,200

Libbey                                                                                     46,670                       1,418,768

Playtex Products                                                                          104,500 (a)                   1,144,275

Ralcorp                                                                                    42,900 (a)                   1,017,588

United Natural Foods                                                                       46,600 (a)                     943,650

                                                                                                                        9,873,698

ENERGY--8.1%

AGL Resources                                                                              96,050                       2,207,229

Frontier Oil                                                                              101,020                       1,439,535

Helmerich & Payne                                                                          37,180                       1,355,583

Holly                                                                                      68,740                       1,178,891

New Jersey Resources                                                                      114,245                       3,570,156

Newfield Exploration                                                                       91,170 (a)                   3,090,663

ONEOK                                                                                      59,660                       1,153,824

Plains Resources                                                                           39,530 (a)                     957,021

Pogo Producing                                                                             89,900                       2,953,215

Remington Oil & Gas                                                                       108,670 (a)                   1,581,149

Spinnaker Exploration                                                                      34,800 (a)                   1,066,272

Stone Energy                                                                               72,600 (a)                   2,468,400

Tom Brown                                                                                 110,990 (a)                   2,697,057

Universal Compression                                                                      46,560 (a)                     909,317

W-H Energy Services                                                                        56,600 (a)                     886,356

Western Gas Resources                                                                      41,200                       1,397,504

                                                                                                                       28,912,172

HEALTH CARE--11.6%

Alliance Imaging                                                                          100,200 (a)                   1,227,450

American Medical
    Security Group                                                                         47,305 (a)                     704,844

CONMED                                                                                     70,600 (a)                   1,342,812

Cephalon                                                                                   36,400 (a)                   1,583,400

Cobalt                                                                                     50,279 (a)                     907,536

Cooper Cos.                                                                                49,790                       2,259,968

Coventry Health Care                                                                       99,470 (a)                   3,105,453

Diagnostic Products                                                                        61,790                       2,477,779

IDEXX Laboratories                                                                         79,330 (a)                   2,307,710

Medicis Pharmaceutical, Cl. A                                                              28,950 (a)                   1,286,828

Merit Medical Systems                                                                      75,100 (a)                   1,295,475

Mid Atlantic Medical Services                                                              99,900 (a)                   3,607,389

Owens & Minor                                                                             153,580                       2,219,231

Pediatrix Medical Group                                                                    70,600 (a)                   2,371,454


50


MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Priority Healthcare, Cl. B                                                                137,800 (a)                   3,462,914

Respironics                                                                                87,710 (a)                   2,972,492

STERIS                                                                                     83,890 (a)                   1,914,370

Taro Pharmaceutical Industries                                                             67,570 (a)                   2,027,100

US Oncology                                                                               278,200 (a)                   2,359,414

Wright Medical Group                                                                       79,500 (a)                   1,607,490

                                                                                                                       41,041,109

INTEREST SENSITIVE--12.5%

American Capital Strategies                                                                45,440                         991,046

Anchor BanCorp Wisconsin                                                                  105,600                       2,304,192

BlackRock                                                                                  32,890 (a)                   1,455,383

CBL Associates & Properties                                                                23,000                         897,000

Capital Automotive REIT                                                                    32,600                         810,436

Cash America International                                                                139,100                       1,086,371

Commercial Federal                                                                        106,800                       2,723,400

Cullen/Frost Bankers                                                                       56,390                       2,108,986

DVI                                                                                        82,030 (a)                   1,225,528

Dime Community Bancshares                                                                  80,465                       2,084,044

East West Bancorp                                                                          62,930                       2,281,213

Financial Federal                                                                          39,700 (a)                   1,214,820

First American                                                                            114,300                       2,454,021

Hudson United Bancorp                                                                      66,200                       1,911,856

IPC Holdings                                                                               44,340                       1,338,181

Provident Bankshares                                                                      119,900                       2,756,501

RLI                                                                                        22,200                       1,246,530

SL Green Realty                                                                            41,200                       1,362,484

Shurgard Storage Centers                                                                   36,400                       1,186,640

South Financial Group                                                                      99,100                       2,076,145

Southwest Bancorporation of Texas                                                          89,400 (a)                   3,395,412

Staten Island Bancorp                                                                     107,270                       2,151,836

Trenwick Group                                                                            171,200                         727,600

Webster Financial                                                                          50,360                       1,920,730

Whitney Holding                                                                            78,100                       2,587,453

                                                                                                                       44,297,808

PRODUCER GOODS & SERVICES--20.6%

AGCO                                                                                       73,790 (a)                   1,410,865

Alliant Techsystems                                                                        31,120 (a)                   2,123,006

Arkansas Best                                                                              81,610 (a)                   1,679,534

Baldor Electric                                                                            35,150                         720,575

CONSOL Energy                                                                             129,300                       1,827,009

Cambrex                                                                                    64,790                       2,482,105

Caraustar Industries                                                                      141,800                       1,503,080

Chicago Bridge & Iron, NY Shares                                                           43,100                       1,228,350

PRODUCER GOODS & SERVICES (CONTINUED)

Crown Cork & Seal                                                                         241,400 (a)                   1,404,948

Graco                                                                                     106,025                       2,702,577

H.B. Fuller                                                                                39,800                       1,072,610

Hecla Mining                                                                              273,800 (a)                   1,067,820

Hughes Supply                                                                              99,810                       2,867,541

Integrated Defense Technologies                                                            32,700                         706,320

Kirby                                                                                      65,700 (a)                   1,484,820

Lennox International                                                                       97,200                       1,472,580

M.D.C. Holdings                                                                            58,622                       2,356,605

Manitowoc                                                                                  96,300                       3,177,900

Maverick Tube                                                                             102,800 (a)                   1,166,780

Millennium Chemicals                                                                      135,600                       1,803,480

Minerals Technologies                                                                      33,300                       1,323,675

NCI Building Systems                                                                       66,600 (a)                   1,258,740

NVR                                                                                         7,790 (a)                   2,309,735

OM Group                                                                                   51,040                       2,691,339

Offshore Logistics                                                                         84,300 (a)                   1,518,243

Olin                                                                                       92,800                       1,763,200

RailAmerica                                                                                93,500 (a)                     874,225

Reliance Steel & Aluminum                                                                  92,640                       2,241,888

Roadway                                                                                    70,330                       1,659,788

Schweitzer-Mauduit International                                                           63,100                       1,549,105

Smith (A.O.)                                                                               28,300                         861,735

Standard Pacific                                                                           99,910                       2,632,629

Steel Dynamics                                                                            119,900 (a)                   1,449,591

Stewart & Stevenson Services                                                               99,910                       1,148,965

SurModics                                                                                  53,500 (a)                   1,425,775

Teekay Shipping                                                                            52,620                       1,657,530

Terex                                                                                      78,200 (a)                   1,536,630

Timken                                                                                     68,700                       1,254,462

Tredegar                                                                                  106,600                       1,892,150

Triumph Group                                                                              44,500 (a)                   1,483,630

URS                                                                                        89,060 (a)                   2,088,457

United Stationers                                                                          80,970 (a)                   2,226,675

Walter Industries                                                                         110,990                       1,431,771

Woodward Governor                                                                          12,580                         603,840

                                                                                                                       73,142,283

SERVICES--8.6%

Armor Holdings                                                                             95,020 (a)                   1,430,051

BARRA                                                                                      43,400 (a)                   1,514,226

CACI International, Cl. A                                                                  66,730 (a)                   2,485,693

CIBER                                                                                     126,700 (a)                     774,137

Consolidated Graphics                                                                     156,830 (a)                   2,684,930


                                                                                                                 The Funds  51


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Cox Radio, Cl. A                                                                           49,810 (a)                   1,194,444

Dollar Thrifty Automotive Group                                                           107,840 (a)                   1,892,592

FactSet Research Systems                                                                   57,620                       1,428,976

G & K Services, Cl. A                                                                      58,000                       1,858,320

Global Payments                                                                            56,600                       1,576,876

Hanover Compressor                                                                         63,900 (a)                     722,070

ITT Educational Services                                                                   59,200 (a)                   1,068,560

Labor Ready                                                                               215,000 (a)                   1,462,000

MAXIMUS                                                                                    44,360 (a)                     956,402

NDCHealth                                                                                  37,970                         775,347

New England Business Service                                                               32,700                         753,408

PRG-Schultz International                                                                 171,500 (a)                   2,473,030

R. H. Donnelley                                                                            64,540 (a)                   1,604,464

Regis                                                                                      99,970                       2,555,233

Stewart Enterprises, Cl. A                                                                286,010 (a)                   1,295,625

                                                                                                                       30,506,384

TECHNOLOGY--12.3%

ATMI                                                                                       70,300 (a)                   1,197,209

Actel                                                                                      51,600 (a)                     731,172

Activision                                                                                 43,740 (a)                   1,219,034

Amphenol, Cl. A                                                                            23,370 (a)                     907,223

Anixter International                                                                      77,840 (a)                   1,833,132

Cabot Microelectronics                                                                     33,600 (a,b)                 1,426,320

Catapult Communications                                                                    42,590 (a)                     497,025

Cerner                                                                                     43,710 (a)                   1,633,006

Checkpoint Systems                                                                        153,790 (a)                   1,768,585

Cohu                                                                                       69,300                         980,595

Coinstar                                                                                   31,400 (a)                     847,800

Cymer                                                                                      37,100 (a)                     897,820

DuPont Photomasks                                                                          47,830 (a)                   1,165,139

Electro Scientific Industries                                                              67,550 (a)                   1,255,754

Entegris                                                                                  101,090 (a)                     912,843

eResearch Technology                                                                       67,023 (a,b)                 1,095,826

Esterline Technologies                                                                     70,960 (a)                   1,323,404

Global Imaging Systems                                                                     87,850 (a)                   1,722,738

Imagistics International                                                                   61,100 (a)                   1,154,790

Itron                                                                                      62,100 (a)                     838,971

KEMET                                                                                      32,560 (a)                     392,348

MSC. Software                                                                             155,400 (a)                   1,631,700

TECHNOLOGY (CONTINUED)

Manhattan Associates                                                                       45,100 (a)                   1,004,377

Mercury Computer Systems                                                                   43,100 (a)                   1,074,483

Methode Electronics, Cl. A                                                                138,500                       1,342,065

OmniVision Technologies                                                                   120,600 (a)                   1,085,400

Photronics                                                                                 58,040 (a)                     715,053

Planar Systems                                                                             85,280 (a)                   1,523,101

Progress Software                                                                         105,600 (a)                   1,478,400

Renaissance Learning                                                                       41,170 (a,b)                   696,185

Roper Industries                                                                           38,510                       1,338,222

ScanSource                                                                                 15,800 (a)                     951,002

THQ                                                                                        77,700 (a)                   1,794,870

TTI Team Telecom International                                                             65,230 (a)                     730,511

Trimble Navigation                                                                        132,970 (a)                   1,861,580

Varian Semiconductor
    Equipment Associates                                                                   34,000 (a)                     711,280

Zebra Technologies, Cl. A                                                                  32,300 (a)                   1,753,567

                                                                                                                       43,492,530

UTILITIES--1.4%

CH Energy Group                                                                            46,000                       2,231,000

Cleco                                                                                     107,530                       1,790,375

PNM Resources                                                                              52,690                       1,163,395

                                                                                                                        5,184,770

TOTAL COMMON STOCKS

    (cost $367,390,753)                                                                                               345,092,770


                                                                                        Principal
SHORT-TERM INVESTMENTS--2.6%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENT;

  Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 1.88% dated
  8/30/2002, due 9/3/2002 in the
  amount of $9,381,959 (fully
  collateralized by $8,022,000 Federal
  Home Loan Mortgage Notes, 6.875%,
  9/15/2010, value $9,568,324)

    (cost $9,380,000)                                                                   9,380,000                       9,380,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $376,770,753)                                                                     99.9%                     354,472,770

CASH AND RECEIVABLES (NET)                                                                    .1%                         256,948

NET ASSETS                                                                                 100.0%                     354,729,718

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $3,626,307  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $3,737,290.

SEE NOTES TO FINANCIAL STATEMENTS.


52

STATEMENT OF INVESTMENTS

August 31, 2002

MPAM INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--94.4%                                                                      Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.5%

National Australia Bank                                                                   383,820                       7,326,619

Santos                                                                                  1,784,564                       6,321,438

                                                                                                                       13,648,057

BELGIUM--2.8%

Dexia                                                                                     493,360                       6,519,102

Dexia (Strip VVPR)                                                                        199,820                           1,962

Fortis                                                                                    486,547                       8,755,200

                                                                                                                       15,276,264

FINLAND--1.8%

Kesko, Cl. B                                                                               89,836                         970,112

Nokia, ADR                                                                                393,680                       5,232,007

Sampo, Cl. A                                                                              525,910                       3,670,792

                                                                                                                        9,872,911

FRANCE--7.1%

Air France                                                                                187,974                       2,524,426

Assurances Generales de France                                                            101,123                       3,979,832

BNP Paribas                                                                                92,488                       4,318,233

Compagnie de Saint-Gobain                                                                  70,588                       2,113,535

Compagnie Generale des
    Etablissements Michelin, Cl. B                                                        115,554                       4,140,537

L' Air Liquide                                                                                  1                             139

Pechiney                                                                                   11,205                         410,738

Pernod-Ricard                                                                              76,569                       6,701,208

Schneider Electric                                                                         93,320                       4,296,614

TotalFinaElf                                                                               24,750                       3,532,795

TotalFinaElf, ADR                                                                          94,611                       6,747,657

                                                                                                                       38,765,714

GERMANY--7.8%

Bayer                                                                                     260,933                       6,199,022

Bayerische Hypo- und Vereinsbank                                                          156,840                       3,387,336

Commerzbank                                                                               433,300                       4,725,867

Deutsche Lufthansa                                                                        284,856 (a)                   3,610,193

Deutsche Post                                                                             511,560                       5,579,425

E.ON                                                                                      158,545                       8,140,162

KarstadtQuelle                                                                            226,600 (b)                   4,804,990

Software                                                                                   77,880 (b)                     941,159

Volkswagen                                                                                114,607                       5,254,203

                                                                                                                       42,642,357

GREECE--1.1%

Hellenic Telecommunications
    Organization                                                                          128,900                       1,829,785

Hellenic Telecommunications
    Organization, ADR                                                                     603,500 (b)                   4,321,060

                                                                                                                        6,150,845

HONG KONG--1.4%

MTR                                                                                     2,940,769                       3,713,663

Swire Pacific, Cl. A                                                                      874,500                       3,957,673

                                                                                                                        7,671,336

IRELAND--1.7%

Bank of Ireland                                                                           792,960                       9,279,110

ITALY--5.6%

Banca Popolare di
    Bergamo-Credito Varesino                                                              212,875                       4,146,778

Eni                                                                                       519,944 (b)                   7,887,149

Finmeccanica                                                                            8,604,990 (b)                   5,632,805

Sanpaolo IMI                                                                              463,467                       3,875,567

Telecom Italia                                                                          1,680,228                       8,997,912

                                                                                                                       30,540,211

JAPAN--23.6%

AIFUL                                                                                      80,750                       5,311,156

Aioi Insurance                                                                             60,000                         130,534

CANON                                                                                     280,000                       9,585,968

Credit Saison                                                                             390,600                       9,304,706

FUJI MACHINE MFG.                                                                         173,200                       2,176,136

Furukawa Electric                                                                          24,000                          68,404

HONDA MOTOR                                                                               189,100                       8,004,739

KONAMI                                                                                    142,800                       3,570,301

Kao                                                                                       293,000                       6,707,943

LAWSON                                                                                    147,600 (b)                   4,542,879

MABUCHI MOTOR                                                                              76,400                       6,809,579

MINEBEA                                                                                   827,000                       4,756,000

MURATA MANUFACTURING                                                                       39,200                       2,221,300

Matsumotokiyoshi                                                                          139,000 (b)                   6,153,554

NIPPON MEAT PACKERS                                                                       208,500 (b)                   1,638,604

NIPPON TELEGRAPH AND TELEPHONE                                                                 25                          98,238

NISSAN MOTOR                                                                              786,000                       5,739,742

Nippon Express                                                                          1,515,000                       7,039,084

Nishimatsu Construction                                                                   587,000 (b)                   1,677,991

ORIX                                                                                        2,900                         206,147

RINNAI                                                                                    294,100                       6,819,926

SHOHKOH FUND & CO.                                                                         28,460                       3,059,828

SKYLARK                                                                                    40,500                         961,358

77 Bank                                                                                   857,000                       3,078,523

Shin-Etsu Chemical                                                                        161,500                       5,828,653

Shiseido                                                                                   15,000                         197,824

Sumitomo Bakelite                                                                         638,700 (b)                   3,931,622

TDK                                                                                        53,200 (b)                   2,431,436

Takeda Chemical Industries                                                                168,000 (b)                   7,097,395

Toys "R" Us--Japan                                                                          9,000                         175,310

Yamaha Motor                                                                              916,000 (b)                   7,067,544

Yamanouchi Pharmaceutical                                                                 111,000                       2,606,754

                                                                                                                      128,999,178

LUXEMBOURG--.7%

Arcelor                                                                                   305,934 (a)                   3,724,159


                                                                                                                 The Funds   53



STATEMENT OF INVESTMENTS (CONTINUED)

MPAM INTERNATIONAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                 Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--6.8%

ABN AMRO                                                                                  425,801                       6,947,307

Akzo Nobel                                                                                 93,936                       3,506,089

Buhrmann                                                                                  354,854                       2,543,029

Hunter Douglas                                                                            124,432                       3,481,414

Koninklijke Ahold                                                                         315,657 (b)                   5,271,067

Koninklijke (Royal) Philips
    Electronics (New York Shares)                                                         224,130                       4,527,426

Stork                                                                                     228,159                       1,708,996

Vedior                                                                                    359,483                       3,394,941

Wolters Kluwer                                                                            330,210                       5,912,809

                                                                                                                       37,293,078

NEW ZEALAND--.8%

Telecom Corporation of New Zealand                                                      1,737,181 (b)                   4,112,026

NORWAY--.8%

Statoil                                                                                   508,800 (b)                   4,321,593

PORTUGAL--1.7%

Electricidade de Portugal                                                               2,636,260                       4,321,987

Portugal Telecom                                                                          755,619                       4,888,404

                                                                                                                        9,210,391

SINGAPORE--1.7%

Creative Technology                                                                       290,510                       2,379,277

DBS                                                                                     1,028,640                       6,996,351

                                                                                                                        9,375,628

SPAIN--2.7%

Endesa                                                                                    672,401                       7,987,162

Repsol YPF, ADR                                                                           505,551                       6,602,496

                                                                                                                       14,589,658

SWEDEN--1.4%

Autoliv                                                                                   195,967                       4,268,319

Investor, Cl. B                                                                           565,038                       3,520,580

                                                                                                                        7,788,899

SWITZERLAND--5.1%

Barry Callebaut                                                                            23,990                       2,482,276

Clariant                                                                                  285,360                       5,876,740

Novartis                                                                                  177,710                       7,224,659

Roche                                                                                      83,060                       5,974,443

UBS                                                                                       129,419 (a)                   6,108,093

                                                                                                                       27,666,211

UNITED KINGDOM--17.3%

Allied Domecq                                                                           1,471,629                       9,322,169

BAE SYSTEMS                                                                             1,763,134                       8,356,070

UNITED KINGDOM (CONTINUED)

BOC                                                                                       537,436                       7,915,942

Barclays                                                                                1,226,801                       8,816,322

Bunzl                                                                                     952,547                       6,874,920

Cadbury Schweppes                                                                         938,800                       6,801,148

Celltech                                                                                        1 (a)                           6

Debenhams                                                                                 205,000                         949,337

GKN                                                                                     1,842,182                       7,846,222

GlaxoSmithKline                                                                           445,631                       8,392,750

Morgan Crucible                                                                         2,103,549                       2,394,613

Rio Tinto                                                                                 404,365                       7,102,021

Royal Bank Of Scotland                                                                          1 (a)                          24

Royal Bank Of Scotland
    (Value Shares)                                                                              1 (a)                           1

Scottish and Southern Energy                                                              546,130                       5,667,169

Shell Transport & Trading                                                               1,013,500                       6,804,688

Unilever                                                                                  793,562                       7,239,215

                                                                                                                       94,482,617

TOTAL COMMON STOCKS

    (cost $566,744,348)                                                                                               515,410,243

PREFERRED STOCKS--.3%
                                                                               -

GERMANY;

Hugo Boss

    (cost $2,637,078)                                                                     159,355                       1,720,827


                                                                                        Principal
SHORT-TERM INVESTMENTS--4.1%                                                            Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Bear Stearns, Tri-Party Repurchase
  Agreement, 1.75%, dated
  8/30/2002, due 9/3/2002 in
  the amount of $22,604,394
  (fully collateralized by
  $18,070,000 U.S. Treasury
  Notes, 7.25%, 8/15/2022,
  value $22,992,268)

    (cost $22,600,000)                                                                 22,600,000                      22,600,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $591,981,426)                                                                     98.8%                     539,731,070

CASH AND RECEIVABLES (NET)                                                                   1.2%                       6,423,000

NET ASSETS                                                                                 100.0%                     546,154,070

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $41,828,540 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $44,517,235.

SEE NOTES TO FINANCIAL STATEMENTS.


54

STATEMENT OF INVESTMENTS

August 31, 2002

MPAM EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--91.6%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.3%

Perez Companc, ADR                                                                         88,721 (a)                     443,605

BRAZIL--8.0%

Banco Itau, ADR                                                                            59,400                       1,446,390

Companhia de Saneamento
    Basico do Estado de Sao Paulo                                                          44,110                       1,250,151

Empresa Brasileira de Aeronautica, ADR                                                     45,850                         801,458

Petroleo Brasileiro, ADR                                                                  198,120                       3,160,014

Tele Celular Sul Participacoes, ADR                                                        68,100                         614,943

Tele Norte Leste Participacoes, ADR                                                       138,600                       1,205,820

Telecomunicacoes Brasileiras, ADR
    (PFD Block)                                                                            74,700                       1,564,218

Ultrapar Participacoes, ADR                                                                78,450                         526,399

Unibanco, GDR                                                                              87,850                       1,118,331

                                                                                                                       11,687,724

CHILE--.3%

Quinenco, ADR                                                                             106,300                         435,830

CHINA--3.8%

Aluminum Corporation of China, Cl. H                                                    4,906,000                         717,031

PetroChina, Cl. H                                                                       7,307,000                       1,489,504

Qingling Motors, Cl. H                                                                  6,060,000                         644,846

Shandong International
    Power Development, Cl. H                                                            4,737,000                       1,074,935

Sinopec Shanghai Petrochemical, Cl. H                                                   4,550,000 (a)                     600,833

Sinopec Yizheng Chemical Fibre, Cl. H                                                   8,059,000                       1,022,873

                                                                                                                        5,550,022
CROATIA--.9%

Pliva d.d., GDR                                                                           105,400 (a,b)                 1,349,120

CZECH REPUBLIC--.7%

CEZ                                                                                       352,000                       1,086,929

EGYPT--1.5%

Commercial International Bank, GDR                                                        133,400 (b)                     707,020

Misr International Bank, GDR                                                              149,937 (b)                     243,648

Orascom Construction Industries                                                            77,112                         464,348

Suez Cement, GDR                                                                          105,780 (b)                     714,015

                                                                                                                        2,129,031

HONG KONG--2.9%

Brilliance China Automotive                                                             4,771,000                         666,716

China Mobile (Hong Kong)                                                                  480,000 (a)                   1,326,154

China Mobile (Hong Kong), ADR                                                              90,200 (a)                   1,249,270

HONG KONG (CONTINUED)

Mandarin Oriental International                                                           506,500                         238,055

Shanghai Industrial                                                                       460,700 (c)                     732,395

                                                                                                                        4,212,590

HUNGARY--2.9%

EGIS                                                                                        6,031                         304,462

Gedeon Richter                                                                             23,150                       1,248,907

MOL Magyar Olaj-es Gazipari                                                                53,641                       1,143,356

Magyar Tavkozlesi                                                                         340,300                       1,131,652

OTP Bank                                                                                   40,400                         357,723

                                                                                                                        4,186,100

INDIA--10.9%

BSES, GDR                                                                                  59,000 (b)                     885,000

Bajaj Auto, GDR                                                                            73,800 (b)                     638,370

Gas Authority of India, GDR                                                               151,100 (b)                   1,291,905

Grasim Industries, GDR                                                                     77,000                         504,350

Hindalco Industries, GDR                                                                  107,300 (b)                   1,443,185

ICICI Bank, ADR                                                                           129,125                         856,099

ITC                                                                                        98,000                       1,388,304

Indian Hotels                                                                              50,000                         152,701

Indian Hotels, GDR                                                                         21,700 (b)                      67,704

Mahanagar Telephone Nigam                                                                 158,000                         418,379

Mahanagar Telephone Nigam, ADR                                                            393,450                       2,065,612

Mahindra & Mahindra                                                                        50,000                          87,641

Mahindra & Mahindra, GDR                                                                  244,100 (b)                     432,057

Reliance Industries                                                                       355,000 (a)                   1,835,482

Reliance Industries, GDR                                                                   88,200 (a,b)                   934,920

Satyam Computer Services                                                                  158,000                         769,561

State Bank of India, GDR                                                                   95,100 (b)                   1,107,915

Tata Engineering & Locomotive, GDR                                                        346,300 (a,b)                   986,955

                                                                                                                       15,866,140

INDONESIA--2.3%

PT Gudang Garam                                                                           650,000                         620,271

PT Indofood Sukses Makmur                                                               8,377,000                         875,068

PT Indonesian Satellite                                                                   763,000                         788,419

PT Telekomunikasi Indonesia                                                             2,450,000                       1,002,964

                                                                                                                        3,286,722

ISRAEL--2.3%

AudioCodes                                                                                 95,700 (a)                     196,185

Bank Hapoalim                                                                           1,380,630 (a)                   2,217,844

                                                                                                                 The Funds  55

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL (CONTINUED)

Check Point Software Technologies                                                          33,230 (a)                     556,636

ECI Telecom                                                                               137,900 (a)                     335,097

                                                                                                                        3,305,762

MALAYSIA--2.3%

Genting                                                                                   179,900                         672,258

Malaysia International Shipping                                                           677,200                       1,292,026

Sime Darby                                                                              1,095,400                       1,470,142

                                                                                                                        3,434,426

MEXICO--10.5%

Alfa, Ser. A                                                                              231,900 (a)                     405,901

Apasco                                                                                    198,600                       1,184,688

Cemex                                                                                     179,485                         852,197

Coca-Cola Femsa, ADR                                                                       45,200                       1,026,040

Consorcio ARA                                                                             583,900 (a)                     928,037

Controladora Comercial
    Mexicana (Unit)                                                                     2,011,700                       1,092,765

Desc, Ser. B                                                                            2,113,400                       1,062,971

Grupo Aeroportuario
    del Sureste, ADR                                                                       45,800                         553,722

Grupo Contintental                                                                        587,800                         954,931

Grupo Financiero BBVA
    Bancomer , Cl. B                                                                    1,444,700 (a)                   1,142,274

Kimberly-Clark de Mexico, Ser. A                                                        1,162,500                       2,783,171

Telefonos de Mexico, ADR                                                                  113,900                       3,374,857

                                                                                                                       15,361,554

PANAMA--.1%

Banco Latinoamericano
    de Exportaciones, Cl. E                                                                29,700                         118,206

PHILIPPINES--2.2%

ABS-CBN Broadcasting                                                                    1,288,700 (a)                     559,278

Bank of the Philippine Islands                                                            457,480                         379,432

Manila Electric, Cl. B                                                                  2,542,400 (a)                   1,471,154

Philippine Long Distance Telephone                                                         85,200 (a)                     468,357

Philippine Long Distance
    Telephone, ADR                                                                         51,200 (a)                     276,480

Universal Robina                                                                        1,017,500                          76,541

                                                                                                                        3,231,242

POLAND--2.9%

Bank Przemyslowo-Handlowy                                                                  15,388                         815,283

KGHM Polska Miedz                                                                         602,631 (a)                   1,603,711

POLAND (CONTINUED)

Polski Koncern Naftowy Orlen                                                              217,854                         903,882

Telekomunikacja Polska                                                                    311,399 (a)                     975,594

                                                                                                                        4,298,470

RUSSIA--1.3%

LUKOIL, ADR                                                                                28,300                       1,853,650

SOUTH AFRICA--6.1%

ABSA                                                                                      385,654                       1,002,409

Aveng                                                                                     575,000 (a)                     478,260

Bidvest                                                                                   227,800                         968,904

Foschini                                                                                  417,287                         374,690

Metro Cash and Carry                                                                    1,914,546 (a)                     425,254

Nampak                                                                                  1,303,610                       1,614,111

Nedcor                                                                                    198,600                       1,967,229

Sage                                                                                      176,634 (c)                      68,450

Steinhoff International                                                                   598,633                         422,098

Tiger Brands                                                                              200,924                       1,306,576

Woolworths                                                                                537,600                         213,414

                                                                                                                        8,841,395

SOUTH KOREA--14.8%

Cheil Jedang                                                                               23,030                       1,067,896

Hyundai Development                                                                       104,230 (a)                     701,891

Hyundai Motor                                                                              49,790                       1,414,370

KT, ADR                                                                                    83,300                       1,891,743

Kookmin Bank                                                                               30,034                       1,410,235

Kookmin Bank, ADR                                                                          26,440                       1,237,392

Korea Electric Power                                                                      225,380                       3,963,782

Korea Exchange Bank
    Credit Services                                                                        77,800                       1,352,026

Korea Fine Chemical                                                                        11,780                         134,345

Korea Tobacco & Ginseng                                                                    24,000 (b)                     173,304

POSCO                                                                                       8,870                         800,368

POSCO, ADR                                                                                 29,450                         672,933

SK                                                                                        191,330                       2,637,601

Samsung                                                                                   200,800                       1,422,662

Samsung SDI                                                                                19,220                       1,533,553

Samsung Electronics                                                                         3,500                         967,917

Samsung Electronics, GDR                                                                    1,500 (b,c)                   206,625

                                                                                                                       21,588,643


56



MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN--8.5%

Advanced Semiconductor
    Engineering                                                                         1,674,220                         954,878

Asustek Computer                                                                          651,000                       1,570,854

China Steel                                                                             1,336,333                         621,459

Compal Electronics                                                                      1,250,200                       1,181,090

Compal Electronics, GDR                                                                     5,612                          26,883

Elan Microelectronics                                                                     562,156                         476,822

Nan Ya Plastic                                                                            731,830                         672,110

Nien Hsing Textile                                                                        252,600                         237,898

Powerchip Semiconductor, GDR                                                               63,800 (a,b)                   287,100

SinoPac                                                                                 3,373,525                       1,480,049

Standard Foods Taiwan                                                                     517,520                         126,391

Standard Foods Taiwan, GDR                                                                  2,154 (b)                       2,585

Taiwan Cellular                                                                           614,000                         682,422

United Microelectronics                                                                 2,562,200 (a)                   2,105,815

United Microelectronics, ADR                                                              143,600 (a)                     641,892

Yageo                                                                                   3,765,960 (a)                   1,332,791

                                                                                                                       12,401,039

THAILAND--2.9%

Big C Supercenter                                                                         190,000 (a)                      91,761

Hana Microelectronics                                                                     276,000                         490,057

PTT Exploration and Production                                                            469,400                       1,355,748

Siam Commercial Bank                                                                    1,442,600 (a)                     896,503

Siam Makro                                                                                 64,900                          74,902

Thai Farmers Bank                                                                       1,888,500 (a)                   1,296,555

                                                                                                                        4,205,526

TURKEY--.9%

Akcansa Cimento                                                                        70,709,500                         373,068

Hurriyet Gazetecilik ve Matbaacilik                                                             1 (a)                           0

Tupras-Turkiye Petrol Rafinerileri                                                    190,614,000                         877,058

TURKEY (CONTINUED)

Turk Ekonomi Bankasi, GDR                                                                  81,100 (a)                     103,403

Uzel Makina Sanayii, ADR                                                                   24,450 (a,b)                     7,946

                                                                                                                        1,361,475

UNITED KINGDOM--2.3%

Anglo American                                                                             62,797                         803,368

Dimension Data                                                                          1,416,700 (a)                     526,604

Old Mutual                                                                              1,556,200                       1,988,450

                                                                                                                        3,318,422

TOTAL COMMON STOCKS

    (cost $140,749,349)                                                                                               133,553,623
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.1%


BRAZIL--1.1%

Companhia Energetica de Minas Gerais

    (cost $2,086,870)                                                                     177,012                       1,644,570


                                                                                        Principal
SHORT-TERM INVESTMENTS--4.4%                                                            Amount ($)                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Bear Stearns, Tri-Party Repurchase

  Agreement 1.75% dated
  8/30/2002, due 9/03/2002 in
  the amount of $6,401,244 (fully
  collateralized by 5,120,000
  U.S. Treasury Note, 7.25% due
  8/15/2022, value $6,514,688)

    (cost $6,400,000)                                                                   6,400,000                       6,400,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $149,236,219)                                                                     97.1%                     141,598,193

CASH AND RECEIVABLES (NET)                                                                   2.9%                       4,230,603

NET ASSETS                                                                                 100.0%                     145,828,796

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2002, THESE SECURITIES AMOUNTED TO $11,479,374 OR APPROXIMATELY 7.9% OF NET
     ASSETS.

(C)  A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002,  THE TOTAL
     MARKET  VALUE OF THE FUND'S  SECURITIES  ON LOAN IS $415,631  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $442,455.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Funds   57


STATEMENT OF INVESTMENTS

August 31, 2002

MPAM BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--39.2%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.1%

Anheuser-Busch Cos.                                                                        22,500                       1,196,100

Philip Morris Cos.                                                                         58,500                       2,925,000

                                                                                                                        4,121,100

CONSUMER CYCLICAL--4.1%

AutoZone                                                                                   10,500 (a)                     759,675

Best Buy                                                                                   30,300 (a)                     642,360

Cendant                                                                                    55,300 (a)                     791,343

Darden Restaurants                                                                         20,550                         526,696

General Motors                                                                             17,700                         847,122

Johnson Controls                                                                           11,900                       1,026,851

Kohl's                                                                                     18,800 (a)                   1,310,736

Lear                                                                                       11,300 (a)                     526,580

Lowe's Cos.                                                                                37,400                       1,547,612

Sears, Roebuck & Co.                                                                       17,200                         782,772

TJX Cos.                                                                                   43,700                         864,386

Target                                                                                     32,600                       1,114,920

Wal-Mart Stores                                                                            86,530                       4,627,625

                                                                                                                       15,368,678

CONSUMER STAPLES--2.8%

Avon Products                                                                              17,200                         838,328

Estee Lauder Cos., Cl. A                                                                   12,400                         371,380

Fortune Brands                                                                             11,300                         592,911

Kellogg                                                                                    18,200                         585,312

Kimberly-Clark                                                                             14,400                         861,696

Kraft Foods, Cl. A                                                                         23,400                         930,618

Newell Rubbermaid                                                                          18,300                         633,180

Pepsi Bottling Group                                                                       15,200                         443,840

PepsiCo                                                                                    51,880                       2,051,854

Procter & Gamble                                                                           36,420                       3,228,633

                                                                                                                       10,537,752

ENERGY--3.1%

Anadarko Petroleum                                                                         12,200                         544,608

ChevronTexaco                                                                              25,704                       1,969,698

Dominion Resources                                                                         19,000                       1,191,490

ENSCO International                                                                        15,000                         400,050

El Paso                                                                                    37,175                         628,629

Exxon Mobil                                                                                76,680                       2,718,306

Kerr-McGee                                                                                 12,640                         592,184

Noble                                                                                      35,100 (a)                   1,090,557

Phillips Petroleum                                                                         19,100                       1,004,278

Rowan Cos.                                                                                 37,500                         771,750

Royal Dutch Petroleum
    (New York Shares)                                                                      15,900                         718,680

                                                                                                                       11,630,230

HEALTH CARE--5.6%

AmerisourceBergen                                                                          18,580                       1,347,236

Amgen                                                                                      23,460 (a)                   1,056,404

Forest Laboratories                                                                         7,900 (a)                     576,700

Johnson & Johnson                                                                          56,100                       3,046,791

King Pharmaceuticals                                                                       38,073 (a)                     811,336

Eli Lilly & Co.                                                                            26,261                       1,524,451

Medtronic                                                                                  17,700                         728,886

Pfizer                                                                                    132,335                       4,377,642

Pharmacia                                                                                  39,420                       1,722,654

Quest Diagnostics                                                                          17,700 (a)                     992,085

Tenet Healthcare                                                                           23,900 (a)                   1,127,363

UnitedHealth Group                                                                         12,500                       1,104,375

Wyeth                                                                                      57,780                       2,472,984

                                                                                                                       20,888,907

INTEREST SENSITIVE--9.1%

Ambac Financial Group                                                                      13,750                         790,762

American International Group                                                               15,396                         966,869

Bank of America                                                                            53,800 (a)                   3,770,304

Bear Stearns Cos.                                                                           8,600                         549,798

Charter One Financial                                                                      33,400                       1,125,580

Citigroup                                                                                  88,466                       2,897,262

Equity Office Properties Trust                                                             12,700                         354,076

Fannie Mae                                                                                 37,200                       2,819,016

Fifth Third Bancorp                                                                        17,900                       1,199,658

Freddie Mac                                                                                 8,400                         538,440

General Electric                                                                          115,200                       3,473,280

Goldman Sachs Group                                                                         8,000                         618,400

H&R Block                                                                                  12,600                         616,140

Hartford Financial Services Group                                                          16,400                         820,328

Jefferson-Pilot                                                                            10,080                         424,570

John Hancock Financial Services                                                            23,000                         698,050

KeyCorp                                                                                    20,400                         547,332

Lehman Brothers Holdings                                                                   13,500                         769,635

MBNA                                                                                       79,675                       1,609,435

MGIC Investment                                                                            10,300                         620,163

Morgan Stanley Dean Witter & Co.                                                            8,900                         380,208

SouthTrust                                                                                 21,600                         566,784

Travelers Property Casualty, Cl. A                                                         54,732 (a)                     860,389

Travelers Property Casualty, Cl. B                                                          7,852 (a)                     127,921

U.S. Bancorp                                                                               36,576                         786,018

Wachovia                                                                                   41,200                       1,518,220

Washington Mutual                                                                          58,350                       2,206,214

Wells Fargo                                                                                42,000                       2,191,980

                                                                                                                       33,846,832

58


MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES--3.8%

Air Products & Chemicals                                                                   19,800                         928,818

American Standard Cos.                                                                     10,800 (a)                     773,604

Deere & Co.                                                                                15,500                         711,760

Freeport-McMoRan Copper & Gold, Cl. B                                                      15,100 (a)                     247,489

General Dynamics                                                                            8,900                         699,896

ITT Industries                                                                              6,400                         435,072

International Paper                                                                        27,100                       1,020,315

Lockheed Martin                                                                            22,800                       1,443,696

Masco                                                                                      33,500                         809,360

Norfolk Southern                                                                           33,500                         701,155

Northrop Grumman                                                                            5,700                         699,960

Pentair                                                                                    12,500                         543,000

PPG Industries                                                                             15,890                         894,130

Rohm & Haas                                                                                15,600                         567,684

Tyco International                                                                         36,200                         567,978

Union Pacific                                                                              13,500                         817,425

United Parcel Service, Cl. B                                                               17,600                       1,124,816

United Technologies                                                                        16,100                         956,179

                                                                                                                       13,942,337

SERVICES--2.1%

AOL Time Warner                                                                            74,350 (a)                     940,527

Electronic Data Systems                                                                     7,200                         289,872

First Data                                                                                 32,200                       1,118,950

Fox Entertainment Group, Cl. A                                                             19,300 (a)                     430,969

Gannett                                                                                     9,100                         691,236

McGraw-Hill Cos.                                                                           13,600                         862,376

Omnicom Group                                                                              19,100                       1,155,550

Viacom, Cl. B                                                                              38,691 (a)                   1,574,724

Walt Disney                                                                                46,800                         733,824

                                                                                                                        7,798,028

TECHNOLOGY--5.5%

Adobe Systems                                                                              19,000 (a)                     381,900

Altera                                                                                     14,900 (a)                     159,579

Analog Devices                                                                             16,800 (a)                     404,880

Celestica                                                                                  13,920 (a)                     319,742

Cisco Systems                                                                             130,000 (a)                   1,796,600

Dell Computer                                                                              77,200 (a)                   2,055,064

Harris                                                                                     18,180                         580,851

Intel                                                                                     111,700                       1,862,039

International Business Machines                                                            32,200                       2,427,236

Intuit                                                                                     20,100 (a)                     897,063

Lexmark International                                                                      19,000 (a)                     896,800

Linear Technology                                                                          21,900                         574,218

TECHNOLOGY (CONTINUED)

Maxim Integrated Products                                                                  16,100 (a)                     508,921

Microchip Technology                                                                       17,200 (a)                     362,060

Microsoft                                                                                 102,700 (a)                   5,040,516

Network Associates                                                                         34,100 (a)                     443,300

Nokia, ADR                                                                                 31,400                         417,306

SAP, ADR                                                                                   19,800                         381,150

SPX                                                                                         4,900 (a)                     532,140

Semtech                                                                                    13,000 (a)                     171,730

Tech Data                                                                                  12,700 (a)                     419,989

                                                                                                                       20,633,084

UTILITIES--2.0%

BellSouth                                                                                  44,700                       1,042,404

Entergy                                                                                    14,800                         624,412

Exelon                                                                                     22,000                       1,030,040

PPL                                                                                        18,000                         654,300

Public Service Enterprise Group                                                            14,600                         513,920

SBC Communications                                                                         69,807                       1,727,025

Telefonos de Mexico, ADR                                                                   19,300                         571,859

Verizon Communications                                                                     37,200                       1,153,200

                                                                                                                        7,317,160

TOTAL COMMON STOCKS

    (cost $131,731,892)                                                                                               146,084,108

                                                                                       Principal
BONDS AND NOTES--44.6%                                                                  Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET BACKED CTFS.-AUTOMOTIVE--.6%

Americredit Automobile
    Receivables Trust, Ser. 2002-A,
    Cl. A4, 4.61%, 2009                                                                 2,250,000                       2,348,049

ASSET BACKED CTFS.-
    HOME EQUITY LOANS--1.0%

Residential Asset Mortgage Products,

    Ser. 2002-RS1, Cl. AI2,
    4.68%, 2026                                                                         3,725,000                       3,819,546

BANKING/FINANCE--7.6%

AXA Financial,

    Sr. Notes, 7.75%, 2010                                                              1,450,000                       1,619,866

Bank of America,

    Sr. Notes, 5.25%, 2007                                                              1,800,000 (b)                   1,898,339

Bank One Illinois,

    Notes, 5.5%, 2007                                                                     620,000                         663,007

Boeing Capital,

    Notes, 6.5%, 2012                                                                   1,765,000                       1,833,644

Citigroup:

    Notes, 5.5%, 2006                                                                   1,750,000                       1,839,710

    Sub. Notes, 6.625%, 2032                                                            1,045,000                       1,088,677


                                                                                                                 The Funds  59


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Principal
BONDS AND NOTES (CONTINUED)                                                              Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE (CONTINUED)

Countrywide Home Loan:

    Notes, 5.5%, 2006                                                                   1,300,000 (b)                   1,339,685

    Notes, 5.625%, 2007                                                                   375,000                         387,421

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                   900,000                         942,435

Ford Motor Credit:

    Notes, 7.375%, 2009                                                                 1,330,000                       1,303,536

    Notes, 7.45%, 2031                                                                  1,950,000                       1,701,736

GMAC:

    Bonds, 8%, 2031                                                                     1,800,000                       1,850,386

    Notes, 6.125%, 2006                                                                 1,700,000                       1,716,747

General Electric ,

    Notes, 6.75%, 2032                                                                  3,000,000                       3,207,285

Heller Financial,

    Notes, 6.375%, 2006                                                                 1,650,000                       1,802,836

Household Finance:

    Notes, 6.375%, 2011                                                                   750,000                         724,418

    Notes, 6.75%, 2011                                                                  1,750,000                       1,738,798

Lehman Brothers,

    Notes, 6.25%, 2006                                                                    875,000 (b)                     935,792

Pemex Master Trust,

    Notes, 7.875%, 2009                                                                 1,560,000 (b,c)                 1,612,650

                                                                                                                       28,206,968

COLLATERALIZED MORTGAGE
    OBLIGATIONS--1.6%

Federal Home Loan Mortgage Corp.,

    Multiclass Mortgage Participation
    Ctfs., REMIC, Ser. 1552, Cl. H,
     6.75%, 11/15/2022                                                                  5,606,000                       5,880,633

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--2.2%

Asset Securization:

    Ser. 1995-MD IV,
        Cl. A1, 7.1%, 2029                                                              1,529,916                       1,678,348

    Ser. 1997-D4,
        Cl. A-CS1, .789%, 2029

        (Interest Only Obligation)                                                        142,863 (d,e)                        45

GE Capital Commercial
    Mortgage Corp., Ser. 2001-2,
    Cl. A4, 6.29%, 2033                                                                 2,000,000                       2,174,440

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A2,
    6.562%, 2031                                                                        2,375,000                       2,582,076

Washington Mutual Mortgage
    Securities Corp., Ser. 2002-AR5,
    Cl. 1A3, 4.695%, 2032                                                               1,760,000                       1,794,100

                                                                                                                        8,229,009

FOREIGN/GOVERNMENTAL--.2%

Province of Ontario,

    Bonds, 5.5%, 2008                                                                     865,000                         935,374

INDUSTRIAL--1.3%

Conoco,

    Notes, 2.63%, 2002                                                                  1,750,000 (d)                   1,751,164

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   1,250,000                       1,309,996

General Mills,

    Notes, 6%, 2012                                                                       600,000                         636,131

Praxair,

    Notes, 4.75%, 2007                                                                    925,000                         957,146

                                                                                                                        4,654,437

MEDIA/TELECOMMUNICATIONS--3.1%

AOL Time Warner,

    Notes, 6.875%, 2012                                                                 1,650,000                       1,489,572

AT&T Wireless Services,

    Sr. Notes, 7.875%, 2011                                                             2,475,000                       2,107,435

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                                925,000 (b)                     932,668

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                               925,000                         861,610

France Telecom,

    Notes, 7.7%, 2006                                                                   2,315,000                       2,404,035

Sprint Capital:

    Gtd. Notes, 6.9%, 2019                                                              1,980,000                       1,418,803

    Gtd. Sr. Notes, 6.125%, 2008                                                          950,000                         747,469

Time Warner,

    Gtd. Notes, 6.95%, 2028                                                             1,950,000 (c)                   1,520,429

WorldCom,

    Notes, 7.5%, 2011                                                                     900,000 (f)                     128,250

                                                                                                                       11,610,271

REAL ESTATE INVESTMENT TRUSTS--.6%

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              1,950,000                       2,109,087

RESIDENTIAL MORTGAGE
    PASS-THROUGH CTFS.--1.0%

Washington Mutual
    Mortgage Securities Corp.:

    Ser. 2002-AR4,
        Cl. A7, 5.60%, 2032                                                             1,790,000                       1,846,073

    Ser. 2002-AR7,
        Cl. A6, 5.53%, 2032                                                             1,691,664                       1,755,925

                                                                                                                        3,601,998

U.S. GOVERNMENTS--4.2%

U.S. Treasury Bonds,

    5.375%, 2/15/2031                                                                   1,900,000 (b)                   2,026,977


60


MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                             Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Notes:

    4.375%, 5/15/2007                                                                   2,345,000 (b)                   2,471,044

    4.875%, 2/15/2012                                                                   1,885,000 (b)                   1,996,762

    5%, 8/15/2011                                                                       2,960,000 (b)                   3,167,200

    5.75%, 8/15/2003                                                                    2,000,000 (b)                   2,075,920

    5.875%, 11/15/2004                                                                  3,565,000 (b)                   3,844,353

                                                                                                                       15,582,256

U.S. GOVERNMENT AGENCIES--2.9%

Federal Home Loan Mortgage Corp.:

    Notes, 3.875%, 6/27/2005                                                            1,850,000 (b)                   1,871,181

    Notes, 5%, 5/9/2007                                                                 1,850,000                       1,882,375

    Notes, 5.75%, 4/29/2009                                                             1,750,000 (b)                   1,800,850

    Notes, 5.75%, 1/15/2012                                                             1,000,000                       1,085,000

Federal National Mortgage Association:

    Bonds, 7.25%, 5/15/2030                                                               500,000 (b)                     616,589

    Notes, 5.5%, 7/18/2006                                                              1,750,000 (b)                   1,807,873

    Notes, 6%, 12/21/2011                                                               1,750,000                       1,845,714

                                                                                                                       10,909,582

U.S. GOVERNMENT AGENCIES/
    MORTGAGED-BACKED--17.4%

Federal Home Loan Mortgage Corp.:

    5.5%, 9/1/2006-1/15/2018                                                            3,358,952                       3,462,566

    5.699%, 7/1/2031                                                                    1,526,870 (d)                   1,572,844

    6%, 11/15/2031-9/1/2032                                                             1,685,000                       1,725,703

    6.5%, 7/15/2021-8/1/2032                                                            7,650,000                       7,895,406

    7%, 8/1/2029                                                                        1,999,800                       2,084,792

    8.5%, 6/1/2018                                                                      2,311,156                       2,515,532

Federal National Mortgage Association:

    5.5%, 9/1/2029                                                                      1,650,000                       1,685,574

    6%, 8/1/2029-3/1/2032                                                              10,190,938                      10,446,387

    6.5%, 3/1/2017-8/1/2032                                                             9,410,742                       9,751,121

    7%, 6/1/2009-6/1/2032                                                               5,115,089                       5,351,958

    7.5%, 7/1/2032                                                                      1,866,979                       1,966,732

    8%, 2/1/2013                                                                        1,031,134                       1,104,273

Government National Mortgage Association I:

    6%, 10/15/2008-2/15/2009                                                            1,763,967                       1,864,661

    6.5%, 2/15/2024-5/15/2028                                                           6,241,123                       6,506,866

    7%, 5/15/2023-11/15/2023                                                            1,862,458                       1,963,143

    7.5%, 3/15/2027                                                                     1,049,336                       1,113,272

    8%, 2/15/2008                                                                         754,660                         804,657

    9%, 12/15/2009                                                                      1,375,266                       1,491,723

Government National Mortgage Association II:

    6.5%, 4/20/2031                                                                     1,425,885                       1,477,118

                                                                                                                       64,784,328

UTILITIES--.9%

Coastal,

    Notes, 7.75%, 2010                                                                    950,000                         808,839

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                                700,000                         744,501

Dominion Resources,

    Sr. Notes, 7.6%, 2003                                                               1,700,000                       1,763,184

                                                                                                                        3,316,524

TOTAL BONDS AND NOTES

    (cost $162,254,031)                                                                                               165,988,062
                                                                                                                                   -

REGULATED INVESTMENT
    COMPANIES--12.4%                                                                      Shares                        Value ($)
                                                                                                                                   -

MPAM Emerging Markets Fund                                                                614,552                       7,577,438

MPAM International Fund                                                                 1,587,424                      17,509,297

MPAM Mid Cap Stock Fund                                                                 2,137,168                      21,200,714

    (cost $54,660,881)                                                                                                 46,287,449

                                                                                        Principal
SHORT-TERM INVESTMENTS--3.8%                                                            Amount ($)                      Value ($)

COMMERCIAL PAPER--.5%

General Electric Capital,

    1.72%, 9/19/2002                                                                    1,680,000                       1,680,000

REPURCHASE AGREEMENTS--3.1%

Salomon Smith Barney, Tri-Party
    Repurchase Agreement, 1.88%,
    dated 8/30/2002, due 9/3/2002
    in the amount of $11,622,427
    (fully collateralized by Federal Home
    Loan Mortgage Corp. Discount Notes,
    5%, due 1/15/2004,
    value $11,857,559)                                                                 11,620,000                      11,620,000

U.S. GOVERNMENT AGENCY
    DISCOUNT NOTES--.2%

Federal National Mortgage Association,

    1.72%, 9/30/2002                                                                      695,000                         694,130

TOTAL SHORT-TERM INVESTMENTS

    (cost $13,994,130)                                                                                                 13,994,130


TOTAL INVESTMENTS
    (cost $362,640,934)                                                                    100.0%                     372,353,749

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.0%)                        (99,877)

NET ASSETS                                                                                 100.0%                     372,253,872

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT AUGUST 31, 2002 THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $26,944,417 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $27,652,920.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2002, THESE SECURITIES AMOUNTED TO $3,133,079 OR .8% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  NOTIONAL FACE AMOUNT SHOWN.

(F)  NON-INCOME PRODUCING SECURITY IN DEFAULT.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Funds  61


STATEMENT OF INVESTMENTS

August 31, 2002

MPAM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
BONDS AND NOTES--97.4%                                                                 Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.--
    AUTOMOBILE RECEIVABLES--1.9%

Americredit Automobile
    Receivables Trust, Ser. 2002-A,
    Cl. A4, 4.61%, 2009                                                                11,250,000                      11,740,245

Household Automotive Trust

    Ser. 2002-1, Cl. A3, 3.75%, 2006                                                    7,000,000                       7,157,468

                                                                                                                       18,897,713

ASSET-BACKED CTFS.--
    HOME EQUITY LOANS--.8%

Residential Asset Mortgage Products

    Trust,Ser. 2002-RS1, Cl. AI2,
    4.68%, 2026                                                                         8,000,000                       8,203,052

AUTOMOTIVE--.8%

Ford Motor,

    Global Landmark Securities,
    7.45%, 2031                                                                         8,745,000                       7,631,630

BANK & FINANCE--12.1%

Axa Financial,

    Sr. Notes, 7.75%, 2010                                                              5,650,000                       6,311,892

Bank of America,

    Sr. Notes, 5.25%, 2007                                                              9,050,000 (a)                   9,544,429

Bank One N.A. Illinois,

    Notes, 5.5%, 2007                                                                   3,000,000                       3,208,098

Boeing Capital,

    Notes, 6.5%, 2012                                                                   7,875,000 (a)                   8,181,275

CIT Group Holdings,

    Notes, 7.5%, 2003                                                                   5,500,000                       5,695,767

Citigroup:

    Notes, 5.5%, 2006                                                                   8,775,000 (a)                   9,224,833

    Sub. Notes, 6.625%, 2032                                                           10,000,000                      10,417,960

Countrywide Home Loans:

    Gtd. Medium-Term Notes, Ser. J,
        5.5%, 2006                                                                      5,680,000                       5,853,393

    Gtd. Medium-Term Notes, Ser. K,
        5.625%, 2007                                                                    3,115,000                       3,218,178

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 4,475,000                       4,685,996

Ford Motor Credit,

    Global Landmark Securities,
    7.375%, 2009                                                                        6,235,000                       6,110,936

General Electric Capital,

    Global Medium-Term Notes, Ser. A,
    6.75%, 2032                                                                        11,515,000                      12,310,629

Heller Financial,

    Notes, 6.375%, 2006                                                                 7,000,000                       7,648,396

Household Finance:

    Notes, 6.375%, 2011                                                                 4,375,000 (a)                   4,225,773

    Notes, 6.75%, 2011                                                                  8,275,000                       8,222,032

BANK & FINANCE (CONTINUED)

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  4,135,000 (a)                   4,422,287

PEMEX Master Trust,

    Notes, 7.875%, 2009                                                                 7,840,000 (a,b)                 8,104,600

                                                                                                                      117,386,474

COLLATERALIZED MORTGAGE
    OBLIGATIONS--10.3%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation
     Ctfs., REMIC:

            Ser. 1552, Cl. H, 6.75%,
                 11/15/2022                                                            23,500,000                      24,651,244

            Ser. 1660, Cl. H, 6.5%,
                 1/15/2009                                                              8,306,612                       8,820,210

            Ser. 2019, Cl. D, 6.5%,
                 7/15/2021                                                              8,144,536                       8,353,768

            Ser. 2410, Cl. PH, 5.5%,
                 1/15/2018                                                              5,000,000                       5,120,800

            Ser. 2480, Cl. PD, 6%,
                 11/15/2031                                                             5,573,000                       5,701,876

            Ser. 2503, Cl. PG, 6%,
                 9/1/2032                                                               4,940,000                       5,066,588

Federal National Mortgage Association,

  REMIC Trust, Pass-Through Ctfs.,

    Ser. 1992-18, Cl. HC,
    7.5%, 3/25/2007                                                                     2,474,177                       2,627,477

Washington Mutual Mortgage Securities:

    Ser. 2002-AR4, Cl. A1,
        5.59%, 2032                                                                    10,335,668                      10,655,785

    Ser. 2002-AR4, Cl. A7,
        5.5963%, 2032                                                                  10,000,000                      10,313,255

    Ser. 2002-AR5, Cl. 1A3,
        4.695%, 2032                                                                    9,500,000                       9,684,062

    Ser. 2002-AR7, Cl. A6,
        5.53%, 2032                                                                     8,741,790                       9,073,860

                                                                                                                      100,068,925

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--2.9%

Asset Securitization:

    Ser. 1995-MD IV, Cl. A1,
        7.1%, 2029                                                                      6,669,443                       7,320,639

    Ser. 1997-D4, Cl. A-CS1,
        1.532%, 2029

        (Interest Only Obligation)                                                        336,119 (c,d)                       105

GE Capital Commercial Mortgage,

    Ser. 2001-2, Cl. A4, 6.29%, 2033                                                   10,000,000                      10,872,200

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                8,750,000                       9,512,913

                                                                                                                       27,705,857


62



MPAM BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal
BONDS AND NOTES (CONTINUED)                                                              Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--.7%

Province of Ontario,

    Sr. Bonds, 5.5%, 2008                                                               6,500,000 (a)                   7,028,821

INDUSTRIAL--5.9%

Coastal,

    Notes, 7.75%, 2010                                                                  4,235,000                       3,605,717

Conoco,

    Notes, 2.63%, 2002                                                                  9,250,000 (c)                   9,256,151

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   4,000,000 (a)                   4,191,988

GMAC:

    Bonds, 8%, 2031                                                                     9,005,000                       9,257,068

    Notes, 6.125%, 2006                                                                 8,275,000                       8,356,517

General Mills,

    Notes, 6%, 2012                                                                     3,075,000                       3,260,173

Praxair,

    Notes, 4.75%, 2007                                                                  4,925,000                       5,096,154

Qwest Capital Funding,

    Notes, 7.25%, 2011                                                                 10,280,000 (a,b)                 5,808,200

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                               3,960,000                       4,027,736

Waste Management,

    Sr. Notes, 6.5%, 2008                                                               3,865,000                       3,911,836

                                                                                                                       56,771,540

MEDIA/TELECOMMUNICATIONS--5.0%

AOL Time Warner,

    Notes, 6.875%, 2012                                                                 3,075,000 (a)                   2,776,021

AT&T Wireless Services,

    Sr. Notes, 7.875%, 2011                                                             9,140,000                       7,782,609

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              4,775,000 (a)                   4,814,585

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             4,775,000                       4,447,769

France Telecom,

    Notes, 7.2%, 2006                                                                  11,315,000 (a)                  11,750,175

Sprint Capital:

    Gtd. Notes, 6.9%, 2019                                                              8,015,000                       5,743,285

    Gtd. Sr. Notes, 6.125%, 2008                                                        4,800,000                       3,776,683

Time Warner,

    Gtd. Deb., 6.95%, 2028                                                              8,550,000                       6,666,495

WorldCom,

    Notes, 7.5%, 2011                                                                   4,555,000 (a,e)                   649,087

                                                                                                                       48,406,709

REAL ESTATE INVESTMENT TRUSTS--1.0%

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              8,525,000                       9,220,495

U.S. GOVERNMENT--13.8%

U.S. Treasury Bonds:

    5.375%, 2/15/2031                                                                  14,550,000 (a)                  15,522,377

    6.25%, 5/15/2030                                                                    5,000,000 (a)                   5,857,600

U.S. Treasury Notes:

    4.375%, 5/15/2007                                                                  14,530,000 (a)                  15,310,987

    4.75%, 11/15/2008                                                                   3,145,000 (a)                   3,350,652

    4.875%, 2/15/2012                                                                  15,945,000 (a)                  16,890,379

    5%, 8/15/2011                                                                       6,155,000 (a)                   6,585,850

    5.75%, 8/15/2003                                                                   22,000,000                      22,835,120

    5.875%, 11/15/2004                                                                 34,445,000 (a)                  37,144,110

    6.5%, 10/15/2006                                                                    8,975,000 (a)                  10,197,126

                                                                                                                      133,694,201

U.S. GOVERNMENT AGENCIES--7.3%

Federal Farm Credit Banks,

    Bonds, 3.875%, 2/1/2005                                                             4,000,000 (a)                   4,121,596

Federal Home Loan
    Mortgage Corp.:

        Notes, 3.875%, 6/27/2005                                                       10,000,000                      10,114,490

        Notes, 5%, 5/9/2007                                                             9,725,000                       9,895,188

        Notes, 5.75%, 4/29/2009                                                         8,600,000 (a)                   8,849,890

        Notes, 5.75%, 1/15/2012                                                         7,500,000 (a)                   8,137,500

Federal National
    Mortgage Association:

        Bonds, 7.25%, 5/15/2030                                                         5,485,000 (a)                   6,763,976

        Notes, 5.5%, 7/18/2006                                                          9,250,000 (a)                   9,555,897

        Notes, 6%, 12/21/2011                                                           9,885,000                      10,425,650

Tennessee Valley Authority,

    Bonds, Ser. G,
    5.375%, 11/13/2008                                                                  3,000,000 (a)                   3,193,860

                                                                                                                       71,058,047

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--33.8%

Federal Home Loan
    Mortgage Corp.:

        5.5%, 9/1/2006                                                                 11,152,724                      11,577,866

        5.699%, 7/1/2031                                                                7,443,492 (c)                   7,667,616

        6%, 7/1/2017                                                                   12,557,454                      13,004,750

        6.5%,
            8/1/2031-7/1/2032                                                          29,750,001                      30,791,251

        7%, 4/1/2032                                                                   10,000,000                      10,425,000

        8.5%, 6/1/2018                                                                 12,481,983                      13,585,764

Federal National
    Mortgage Association:

        5.5%                                                                           11,850,000 (f)                  12,105,486

        6%, 6/1/2030-3/1/2032                                                          31,598,298                      32,378,338

        6.5%, 3/1/2017-8/1/2032                                                        65,533,486                      67,927,827

                                                                                                                 The Funds    63

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal
BONDS AND NOTES (CONTINUED)                                                              Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage
  Association (continued):

        7%, 6/1/2009-6/1/2032                                                          40,220,745                      41,981,524

        7.5%, 7/1/2032                                                                  9,571,973                      10,083,403

        8%, 7/1/2007-2/1/2013                                                           6,835,174                       7,274,186

Government National Mortgage
    Association I:

        6%, 10/15/2008-5/15/2009                                                        4,683,413                       4,950,111

        6.5%, 2/15/2024-5/15/2028                                                      23,754,607                      24,761,257

        7%, 5/15/2023-12/15/2023                                                        9,068,913                       9,559,178

        7.5%, 3/15/2027                                                                 5,645,574                       5,989,559

        8%, 5/15/2007-9/5/2008                                                          9,456,882                      10,058,386

        9%, 12/15/2009                                                                  5,952,700                       6,456,774

Government National Mortgage
    Association II,

    6.5%, 4/20/2031                                                                     7,050,212                       7,303,526

                                                                                                                      327,881,802

UTILITIES--1.1%

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              3,040,000                       3,233,262

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       7,185,000                       7,452,045

                                                                                                                       10,685,307

TOTAL BONDS AND NOTES

    (cost $927,515,159)                                                                                               944,640,573

                                                                                       Principal
SHORT-TERM INVESTMENTS--3.4%                                                           Amount ($)                       Value ($)

COMMERCIAL PAPER--1.2%

General Electric Capital,

    1.72%, 9/30/2002                                                                   12,060,000                      12,060,000

REPURCHASE AGREEMENTS--1.7%

JP Morgan Chase and Co.,
    1.7% dated 8/30/2002,
    due 9/3/2002 in the
    amount of $16,465,110
    (fully collateralized by
    $15,954,000 U.S. Treasury
    Bonds, 5.5%, 8/15/2028,
    value $17,363,105)                                                                 16,462,000                      16,462,000

U.S. GOVERNMENT AGENCIES--.5%

Federal National
  Mortgage Association,

  Discount Notes,

    0%, 9/30/2002                                                                       4,940,000                       4,933,354

TOTAL SHORT-TERM INVESTMENTS

    (cost $33,455,354)                                                                                                 33,455,354
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $960,970,513)                                                                    100.8%                     978,095,927

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                         (.8%)                     (8,233,034)

NET ASSETS                                                                                 100.0%                     969,862,893

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $205,378,241 AND THE
     TOTOAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $210,996,697.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2002, THESE SECURITIES AMOUNTED TO $13,912,800 OR 1.4% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NOTIONAL FACE AMOUNT SHOWN.

(E)  NON-INCOME PRODUCING-SECURITY IN DEFAULT.

(F)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


64


STATEMENT OF INVESTMENTS

August 31, 2002

MPAM INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal
BONDS AND NOTES--95.7%                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.-
    AUTOMOBILE RECEIVABLES--2.0%

Americredit Automobile
    Receivables Trust, Ser. 2002-A,
    Cl. A4, 4.61%, 2009                                                                 4,500,000                       4,696,098

Household Automotive Trust,

    Ser. 2002-1, Cl. A3, 3.75%, 2006                                                    4,000,000                       4,089,981

                                                                                                                        8,786,079

ASSET-BACKED CTFS.-
    HOME EQUITY LOANS--1.6%

EQCC Home Equity Loan Trust,

    Ser. 1996-4, Cl. A7, 7.14%, 2023                                                    3,773,839                       3,913,924

Residential Asset Mortgage
    Products Trust, Ser. 2002-RS1,
    Cl. AI2, 4.68%, 2026                                                                3,000,000                       3,076,144

                                                                                                                        6,990,068

BANK & FINANCE--18.5%

Axa Financial,

    Sr. Notes, 7.75%, 2010                                                              2,900,000                       3,239,732

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            1,250,000                       1,312,354

Bank of America:

    Notes, 6.625%, 2004                                                                 3,750,000                       4,006,909

    Sr. Notes, 5.25%, 2007                                                              4,150,000 (a)                   4,376,727

Bank One,

    Notes, 7.625%, 2005                                                                 1,750,000                       1,961,773

Bank One N.A. Illinois,

    Notes, 5.5%, 2007                                                                   1,380,000                       1,475,725

Bear Stearns,

    Sr. Notes, 7.625%, 2005                                                             1,100,000                       1,207,743

Boeing Capital,

    Notes, 6.5%, 2012                                                                   3,210,000                       3,334,843

CIT Group Holdings,

    Notes, 7.5%, 2003                                                                   3,050,000                       3,158,562

Citigroup,

    Notes, 5.5%, 2006                                                                   4,025,000                       4,231,334

Countrywide Home Loans:

    Gtd. Medium-Term Notes, Ser. J,
        5.5%, 2006                                                                      3,020,000                       3,112,191

    Gtd. Medium-Term Notes, Ser. K,
        5.625%, 2007                                                                    2,130,000                       2,200,552

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 1,750,000                       1,832,512

Ford Motor Credit:

    Notes, 7.5%, 2005                                                                   3,725,000                       3,816,199

    Global Landmark Securities,
        7.375%, 2009                                                                    4,935,000                       4,836,803

BANK & FINANCE (CONTINUED)

General Electric Capital:

    Global Medium-Term Notes,
        Ser. A, 6.75%, 2032                                                               515,000                         550,584

    Medium-Term Notes,
        Ser. A, 5%, 2007                                                                6,300,000                       6,574,000

Goldman Sachs,

    Notes, 7.625%, 2005                                                                 3,000,000                       3,326,334

Heller Financial,

    Notes, 6.375%, 2006                                                                 4,635,000                       5,064,331

Household Finance:

    Notes, 6.375%, 2011                                                                 1,875,000 (a)                   1,811,046

    Notes, 6.75%, 2011                                                                  3,525,000                       3,502,436

Inter-American Development Bank,

    Bonds, 7%, 2003                                                                     2,500,000                       2,602,947

J.P. Morgan Chase & Co.,

    Sub. Notes, 6.75%, 2011                                                             1,750,000                       1,859,734

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  2,265,000                       2,422,365

Morgan Stanley Dean Witter & Co.,

    Notes, 6.1%, 2006                                                                   1,845,000 (a)                   1,952,835

PEMEX Master Trust,

    Notes, 7.875%, 2009                                                                 3,600,000 (b)                   3,721,500

Wells Fargo Financial,

    Notes, 5.5%, 2012                                                                   3,280,000                       3,365,178

                                                                                                                       80,857,249

COLLATERALIZED MORTGAGE OBLIGATIONS--6.7%

Countrywide Home Loans,

    Ser. 1998-9, Cl. 2A1, 6.5%, 2013                                                    1,865,615                       1,886,248

Federal Home Loan Mortgage
    Corp., Mulitclass Mortgage
    Participation Ctfs., REMIC:

        Ser. 2134, Cl. PM,
            5.5%, 3/15/2014                                                             5,250,000                       5,498,378

        Ser. 2410, Cl. PH,
            5.5%, 1/15/2018                                                             4,000,000                       4,096,640

        Ser. 2480, Cl. PD,
            6%, 11/15/2031                                                              2,475,000                       2,532,234

        Ser. 2503, Cl. PG,
            6%, 9/1/2032                                                                1,735,000                       1,779,459

Washington Mutual Mortgage Securities:

    Ser. 2002-AR4, Cl. A1,
        5.59%, 2032                                                                     4,526,918                       4,667,126

    Ser. 2002-AR4, Cl. A7,
        5.5963%, 2032                                                                   4,500,000                       4,640,965

    Ser. 2002-AR7, Cl. A6,
        5.53%, 2032                                                                     3,858,824                       4,005,407

                                                                                                                       29,106,457

                                                                                                                 The Funds  65


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM INTERMEDIATE BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Principal
BONDS AND NOTES (CONTINUED)                                                            Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--2.1%

GE Capital Commercial Mortgage Corp.,

    Ser. 2001-2, Cl. A4, 6.29%, 2033                                                    4,000,000                       4,348,880

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A2,
    6.562%, 2031                                                                        4,250,000                       4,620,558

                                                                                                                        8,969,438

FOREIGN/GOVERNMENTAL--2.9%

Canada Government,

    Bonds, 6.375%, 2004                                                                 1,500,000 (a)                   1,632,795

International Bank for
    Reconstruction and Development,

    Notes, 7%, 2005                                                                     2,000,000                       2,210,674

Province of Ontario,

    Sr. Bonds, 5.5%, 2008                                                               6,700,000                       7,245,092

Republic of Italy,

    Bonds, 5.25%, 2004                                                                  1,500,000                       1,559,263

                                                                                                                       12,647,824

INDUSTRIAL--7.0%

Coastal,

    Notes, 7.75%, 2010                                                                  1,600,000                       1,362,254

Conoco,

    Notes, 2.63%, 2002                                                                  4,000,000 (c)                   4,002,660

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   1,750,000 (a)                   1,833,995

GMAC:

    Notes, 6.125%, 2006                                                                 3,525,000 (a)                   3,559,725

    Notes, 6.875%, 2011                                                                 3,750,000                       3,742,099

General Mills,

    Notes, 6%, 2012                                                                     1,325,000                       1,404,790

Phillips Petroleum,

    Notes, 8.75%, 2010                                                                  3,525,000                       4,309,743

Praxair,

    Notes, 4.75%, 2007                                                                  2,150,000                       2,224,717

Qwest Capital Funding,

    Notes, 7.25%, 2011                                                                  5,695,000 (a,b)                 3,217,675

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                               1,955,000                       1,988,440

Wal-Mart Stores,

    Sr. Notes, 6.55%, 2004                                                              1,100,000 (a)                   1,182,494

Waste Management,

    Sr. Notes, 6.5%, 2008                                                               1,960,000                       1,983,751

                                                                                                                       30,812,343

MEDIA/TELECOMMUNICATIONS--5.1%

AOL Time Warner,

    Notes, 6.875%, 2012                                                                 1,275,000                       1,151,033

MEDIA/TELECOMMUNICATIONS (CONTINUED)

AT&T Wireless Services,

    Sr. Notes, 7.875%, 2011                                                             3,385,000                       2,882,290

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              1,950,000 (a)                   1,966,166

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             1,950,000                       1,816,367

France Telecom,

    Notes, 7.2%, 2006                                                                   4,870,000                       5,057,300

News America Holdings,

    Gtd. Sr. Deb., 7.43%, 2026                                                          6,500,000                       6,769,217

Sprint Capital:

    Gtd. Notes, 6.9%, 2019                                                              1,000,000                         716,567

    Gtd. Sr. Notes, 6.125%, 2008                                                        2,250,000                       1,770,320

WorldCom,

    Notes, 7.5%, 2011                                                                   2,030,000 (d)                     289,275

                                                                                                                       22,418,535

REAL ESTATE INVESTMENT TRUSTS--1.5%

EOP Operating,

    Sr. Notes, 7%, 2011                                                                 2,750,000                       2,924,694

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              3,525,000                       3,812,580

                                                                                                                        6,737,274

U.S. GOVERNMENT--31.3%

U.S. Treasury Notes:

    3%, 2/29/2004                                                                       3,150,000 (a)                   3,201,188

    4.25%, 11/15/2003                                                                   8,750,000 (a)                   9,009,350

    4.375%, 5/15/2007                                                                   9,430,000 (a)                   9,936,863

    4.625%, 5/15/2006                                                                  10,980,000 (a)                  11,683,818

    4.75%, 11/15/2008                                                                   1,195,000 (a)                   1,273,141

    4.875%, 2/15/2012                                                                   7,965,000 (a)                   8,437,245

    5.625%, 5/15/2008                                                                  11,360,000 (a)                  12,615,280

    5.75%, 8/15/2003                                                                   25,935,000 (a)                  26,919,493

    5.75%, 11/15/2005                                                                   8,650,000 (a)                   9,482,562

    5.875%, 11/15/2004                                                                  9,525,000 (a)                  10,271,379

    6%, 8/15/2009                                                                       5,500,000 (a)                   6,243,545

    6.5%, 8/15/2005                                                                     5,000,000 (a)                   5,570,500

    6.5%, 10/15/2006                                                                   13,250,000 (a)                  15,054,252

    6.75%, 5/15/2005                                                                    6,200,000 (a)                   6,902,336

                                                                                                                      136,600,952

U.S. GOVERNMENT AGENCIES--11.5%

Federal Farm Credit Banks,

    Bonds, 3.875%, 2/1/2005                                                             7,250,000 (a)                   7,470,393

Federal Home Loan Banks,

    Bonds, Ser. 314,
    3.375%, 6/15/2004                                                                  11,750,000                      11,970,312

Federal Home Loan Mortgage Corp.:

    Notes, 3.875%, 6/27/2005                                                            4,000,000                       4,045,796


66


MPAM INTERMEDIATE BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Principal
BONDS AND NOTES (CONTINUED)                                                            Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal Home Loan
  Mortgage Corp. (continued):

        Notes, 5%, 5/9/2007                                                             3,650,000                       3,713,875

        Notes, 5.75%, 4/29/2009                                                         3,750,000                       3,858,964

        Notes, 5.75%, 1/15/2012                                                         4,000,000 (a)                   4,340,000

Federal National
    Mortgage Association:

        Notes, 4.25%, 7/15/2007                                                         4,385,000 (a)                   4,527,030

        Notes, 5.5%, 7/18/2006                                                          3,750,000                       3,874,012

        Notes, 6%, 12/21/2011                                                           4,000,000 (a)                   4,218,776

Tennessee Valley Authority,

    Bonds, Ser. G,
    5.375%, 11/13/2008                                                                  2,000,000                       2,129,240

                                                                                                                       50,148,398

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--3.1%

Federal Home Loan Mortgage Corp.:

    6%, 12/1/2004                                                                       3,472,301                       3,588,381

    6.5%, 3/1/2004                                                                        567,685                         579,748

Federal National
    Mortgage Association:

        5.5%, 6/1/2006                                                                  3,309,510                       3,406,711

        7%, 6/1/2009                                                                    1,776,989                       1,886,931

Government National
    Mortgage Association I:

        6.5%, 9/15/2013                                                                 2,768,263                       2,922,233

        8%, 2/15/2008                                                                   1,271,924                       1,356,189

                                                                                                                       13,740,193

UTILITIES--2.4%

Apache,

    Notes, 6.25%, 2012                                                                  5,000,000                       5,450,096

UTILITIES (CONTINUED)

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              1,260,000                       1,340,102

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       3,525,000                       3,656,013

                                                                                                                       10,446,211

TOTAL BONDS AND NOTES

    (cost $407,818,970)                                                                                               418,261,021
                                                                                                                                   -

SHORT-TERM INVESTMENTS--4.1%
                                                                               -

REPURCHASE AGREEMENTS--3.7%

Salomon Smith Barney,
    1.7% dated 8/30/2002,
    due 9/3/2002 in the amount
    of $16,215,062 (fully
    collateralized by $12,120,000
    U.S Treasury Bonds,
    8.125%, 8/15/2019,
    value $16,589,291)                                                                 16,212,000                      16,212,000

U.S. GOVERNMENT AGENCIES--.4%

Federal National Mortgage Association,

  Discount Notes,

    0%, 9/30/2002                                                                       1,735,000                       1,732,666

TOTAL SHORT-TERM INVESTMENTS

    (cost $17,944,666)                                                                                                 17,944,666
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $425,763,636)                                                                     99.8%                     436,205,687

CASH AND RECEIVABLES (NET)                                                                    .2%                       1,033,565

NET ASSETS                                                                                 100.0%                     437,239,252

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $156,393,716 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $160,367,721.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2002, THESE SECURITIES AMOUNTED TO $6,939,175 OR 1.6% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING-SECURITY IN DEFAULT.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Funds    67


STATEMENT OF INVESTMENTS

August 31, 2002

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
BONDS AND NOTES--97.7%                                                                 Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
    OBLIGATIONS--5.2%

Federal Home Loan Mortgage
    Corp., Multiclass Mortgage
    Participation Ctfs., REMIC:

        Ser. 1588, Cl. QC,
            6.5%, 10/15/2022                                                            1,115,739                       1,167,498

        Ser. 2106, Cl. BC,
            5.5%, 6/15/2017                                                             1,084,300                       1,107,802

        Ser. 2483, Cl. DA,
            5.5%, 6/15/2008                                                             1,500,000                       1,554,609

Federal National Mortgage
    Association, REMIC Trust,
    Gtd. Pass-Through Ctfs.:

        Ser. 1994-38, Cl. PG,
            6.2%, 7/25/2021                                                               354,347                         356,669

        Ser. 2002-33, Cl. B,
            6%, 2/25/2031                                                               1,376,415                       1,411,159

                                                                                                                        5,597,737

U.S. GOVERNMENT--34.8%

U.S. Treasury Notes:

    2.25%, 7/31/2004                                                                    7,000,000 (a)                   7,019,110

    2.875%, 6/30/2004                                                                   4,000,000 (a)                   4,057,504

    4.375%, 5/15/2007                                                                   2,500,000 (a)                   2,634,375

    4.75%, 2/15/2004                                                                    6,500,000                       6,770,660

    5.875%, 2/15/2004                                                                   8,000,000                       8,459,040

    5.875%, 11/15/2004                                                                  5,250,000 (a)                   5,661,390

    6%, 8/15/2004                                                                       3,000,000 (a)                   3,223,830

                                                                                                                       37,825,909

U.S. GOVERNMENT AGENCIES--40.2%

Federal Farm Credit Banks:

    Bonds, 3.125%, 10/1/2003                                                            1,000,000                       1,014,097

    Bonds, 3.875%, 12/15/2004                                                           1,250,000                       1,288,463

    Bonds, 3.875%, 2/1/2005                                                             1,000,000 (a)                   1,030,399

    Bonds, 4.375%, 5/1/2003                                                               750,000                         763,193

Federal Home Loan Banks:

    Bonds, 4.75%, 7/24/2007                                                             1,000,000                       1,018,750

    Bonds, Ser. 303,
        3.75%, 4/15/2004                                                                2,000,000                       2,047,500

    Bonds, Ser. 314,
        3.375%, 6/15/2004                                                               4,000,000                       4,075,000

    Notes, 4.125%, 11/15/2004                                                           2,500,000 (a)                   2,593,750

    Notes, 5.125%, 9/15/2003                                                            3,000,000                       3,104,910

Federal Home Loan Mortgage Corp.:

    Bonds, 3.7%, 8/5/2005                                                               1,000,000                       1,008,750

    Notes, 2.8%, 3/12/2004                                                              1,000,000 (b)                   1,005,000

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal Home Loan
  Mortgage Corp. (continued):

        Notes, 3.2%, 12/24/2003                                                         1,030,000                       1,033,981

        Notes, 3.25%, 12/15/2003                                                        3,000,000                       3,052,500

        Notes, 3.25%, 5/20/2004                                                           850,000                         863,813

        Notes, 3.5%, 7/29/2005                                                          1,000,000                       1,006,250

        Notes, 3.875%, 6/27/2005                                                        1,000,000                       1,011,449

        Notes, 4%, 12/10/2004                                                           1,000,000                       1,014,212

        Notes, 4.05%, 1/24/2005                                                           850,000                         856,375

        Notes, 4.125%, 4/4/2005                                                         1,000,000                       1,008,750

        Notes, 4.3%, 5/31/2005                                                            900,000                         912,545

        Notes, 4.5%, 6/15/2003                                                          1,500,000 (a)                   1,531,875

        Notes, 4.5%, 4/15/2005                                                          1,165,000                       1,179,562

        Notes, 5.7%, 7/11/2006                                                            800,000                         823,000

        Notes, 5.75%, 4/29/2009                                                           860,000                         884,989

Federal National Mortgage Association:

    Bonds, 3%, 5/19/2004                                                                1,000,000                       1,010,027

    Notes, 2.43%, 8/20/2004                                                             1,300,000                       1,303,224

    Notes, 3.125%, 8/15/2005                                                            1,300,000 (a)                   1,308,739

    Notes, 3.22%, 10/17/2003                                                              730,000                         731,230

    Notes, 3.25%, 9/12/2005                                                             1,504,000                       1,509,956

    Notes, 4%, 8/21/2006                                                                1,175,000                       1,186,639

    Notes, 5.5%, 7/18/2006                                                              2,415,000                       2,494,864

                                                                                                                       43,673,792

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--17.5%

Federal Home Loan Mortgage Corp.:

    5.699%, 7/1/2031                                                                      763,435 (b)                     786,422

    6%, 12/1/2004                                                                       1,123,238                       1,160,788

Federal National Mortgage
    Association:

        4.666%, 4/1/2032                                                                  953,002 (b)                     973,806

        4.699%, 5/1/2032                                                                1,776,971 (b)                   1,816,397

        4.79%, 6/1/2032                                                                 1,753,054 (b)                   1,757,980

        4.997%, 5/1/2032                                                                  941,311 (b)                     965,183

        5.107%, 3/1/2032                                                                  972,725 (b)                     997,384

        5.58%, 3/1/2032                                                                   912,181 (b)                     935,897

        5.636%, 6/1/2032                                                                1,916,373 (b)                   1,985,405

        5.834%, 6/1/2032                                                                1,997,958 (b)                   2,064,251

Government National
    Mortgage Association I,

    6%, 12/15/2008-4/15/2009                                                            5,271,104                       5,564,864

                                                                                                                       19,008,377

TOTAL BONDS AND NOTES

    (cost $104,012,807)                                                                                               106,105,815


68


MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Principal
SHORT-TERM INVESTMENTS--3.2%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, 1.7%, 8/30/2002, due 9/3/2002
  in the amount of $3,513,664 (fully collateralized by $2,630,000
  U.S. Treasury Bonds, 8.125%, 8/15/2019, value $3,599,821)
  (cost $3,513,000 )                                                                      3,513,000                      3,513,000


TOTAL INVESTMENTS (cost $107,525,807)                                                        100.9%                    109,618,815

LIABILITIES, LESS CASH AND RECEIVABLES                                                        (.9%)                    (1,012,990)

NET ASSETS                                                                                   100.0%                    108,605,825

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $28,039,713 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $28,714,824.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Funds  69


STATEMENT OF INVESTMENTS

August 31, 2002

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS--93.1%                                                                   Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.5%

Alabama 5%, 6/1/2009                                                                    2,295,000                       2,541,781

ALASKA--.2%

Anchorage, Electric Utility Revenue

    8%, 12/1/2010 (Insured; MBIA)                                                       1,000,000                       1,307,900

ARIZONA--3.7%

Arizona School Facilities Board,

    School Improvement
    Revenue 5%, 7/1/2008                                                                2,665,000                       2,949,809

Maricopa County Unified School District:

    (Paradise Valley)
        7%, 7/1/2011 (Insured; MBIA)                                                    1,905,000                       2,383,993

    (Scottsdale School)
        6.60%, 7/1/2012                                                                 1,250,000                       1,548,275

Phoenix Industrial Development
    Authority, SFMR

    6.60%, 12/1/2029
    (Collateralized; FNMA, GNMA)                                                        1,965,000                       2,065,667

Salt River Project Agricultural
    Improvement & Power District,

        Electric System Revenue:

            5%, 1/1/2004                                                                5,000,000                       5,224,750

            5%, 1/1/2012                                                                1,160,000                       1,276,626

Scottsdale Industrial Development
    Authority, HR (Scottsdale
    Healthcare) 5.70%, 12/1/2021                                                        1,000,000                       1,022,580

Tucson 5%, 7/1/2012                                                                     1,265,000                       1,397,850

University of Arizona, University
    Revenues 5%, 6/1/2005
    (Insured; FSA)                                                                      2,620,000                       2,828,840

CALIFORNIA--9.2%

California:

    5.75%, 3/1/2008                                                                       190,000                         204,353

    5.75%, 3/1/2008
        (Prerefunded 3/1/2008)                                                             45,000 (a)                      49,982

    5.75%, 3/1/2009                                                                        80,000                          85,991

    5.75%, 3/1/2009
        (Prerefunded 3/1/2005)                                                             15,000 (a)                      16,661

California Educational
    Facilities Authority:

        (Pepperdine University)
            5.75%, 9/15/2030                                                            3,000,000                       3,238,290

        (Stanford University):

            5%, 11/1/2011                                                               4,000,000                       4,505,400

            5.25%, 12/1/2013                                                            2,215,000                       2,527,448

California Infrastructure & Economic
    Development Bank, Revenue

    (Clean Water State Revolving Fund)
    5%, 10/1/2017                                                                       2,500,000                       2,661,925

CALIFORNIA (CONTINUED)

California Statewide Community

  Development Authority, Revenue:

     (Kaiser Permanente):

            3.85%, 8/1/2006                                                             1,250,000                       1,282,463

            3.70%, 11/1/2029                                                            3,000,000                       3,052,110

        Multi Family Housing:

            (Archstone/Seascape)
                 5.25%, 6/1/2029                                                        4,000,000                       4,201,960

            (Equity Residential)
                 5.20%, 12/1/2029                                                       2,000,000                       2,160,520

Foothill/Eastern Transportation
    Corridor Agency, Toll Road Revenue:

        0/5.80%,
            1/15/2020                                                                   1,505,000 (b)                   1,098,003

        0/5.875%,
            1/15/2026 (Insured; MBIA)                                                   7,000,000 (b)                   5,067,510

Kern High School District

    6.40%, 2/1/2012 (Insured; MBIA)                                                     2,000,000                       2,415,820

Los Angeles Department of Water

    & Power, Power Systems Revenue
    5.25%, 7/1/2011 (Insured; MBIA)                                                     3,250,000                       3,696,128

Los Angeles Unified School District:

    5.75%, 7/1/2013 (Insured; MBIA)                                                     4,000,000                       4,697,040

    5.75%, 7/1/2016 (Insured; MBIA)                                                     2,000,000                       2,351,500

Santa Monica Community

        College District
    5%, 8/1/2022 (Insured; FSA)                                                         2,190,000                       2,246,480

Southern California Public Power
    Authority, Power Project Revenue
        (San Juan Unit 3):

            5.50%, 1/1/2013
                 (Insured; FSA)                                                         3,010,000                       3,450,784

            5.50%, 1/1/2014
                 (Insured; FSA)                                                         2,000,000                       2,295,760

COLORADO--3.0%

Colorado Health Facilities Authority,

  Revenue (Vail Valley Medical Center)

    5.75%, 1/15/2022                                                                    1,770,000                       1,809,099

Colorado Housing Finance Authority

  (Single Family Program):

        7.10%, 5/1/2015                                                                   155,000                         160,972

        6.05%, 10/1/2016                                                                  780,000                         833,602

        6.75%, 10/1/2021                                                                1,695,000                       1,893,247

        7.55%, 11/1/2027                                                                  235,000                         242,212

        6.80%, 11/1/2028                                                                  345,000                         368,940

Jefferson County School District:

    5.25%, 12/15/2005 (insured; MBIA)                                                   1,680,000                       1,850,218

    6.50%, 12/15/2010 (Insured; MBIA)                                                   1,500,000                       1,821,945


70


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                               Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Northwest Parkway Public
  Highway Authority:

        0/5.45%,
            6/15/2017 (Insured; FSA)                                                    6,690,000 (b)                   4,499,761

        0/5.55%,
            6/15/2018 (Insured; FSA)                                                    5,000,000 (b)                   3,334,100

CONNECTICUT--.3%

Mohegan Tribe Indians Gaming
    Authority, Public Improvement
    (Priority Distribution)
    5.375%, 1/1/2011                                                                    1,400,000                       1,449,812

DISTRICT OF COLUMBIA--.2%

District of Columbia Tobacco
  Settlement Financing Corp.

    6.50%, 5/15/2033                                                                    1,000,000                       1,019,350

FLORIDA--2.5%

Broward County, RRR:

    (Wheelabrator North)
        4.50%, 12/1/2011                                                                  330,000                         332,927

    (Wheelabrator South)
        4.50%, 6/1/2011                                                                 1,750,000                       1,765,523

Capital Trust Agency, Revenue

    (Seminole Tribe Convention)
    10%, 10/1/2033                                                                      5,100,000                       5,141,055

Hillsborough County Educational
    Facilities Authority

    (University of Tampa Project)

    5.75%, 4/1/2008                                                                     3,405,000                       3,761,980

Orange County Health Facilities
    Authority, HR (Orlando Regional
    Healthcare) 5.75%, 12/1/2032                                                        1,000,000                       1,022,840

Palm Beach County Health Facilities
    Authority, Revenue

    (Birch Corp. Obligated Group)
    5%, 12/1/2012                                                                       1,565,000                       1,656,959

GEORGIA--2.9%

Atlanta, Water & Wastewater Revenue

    5%, 11/1/2029
    (Prerefunded 5/1/2009)                                                              1,435,000 (a)                   1,601,030

Chatham County Hospital Authority

  (Memorial Health Medical Center)

    6.125%, 1/1/2024                                                                    1,480,000                       1,554,000

DeKalb County, Water & Sewer

    Revenue 6.25%, 10/1/2005                                                            1,000,000                       1,124,640

Georgia:

    6.10%, 3/1/2005                                                                     2,000,000                       2,199,980

    5.95%, 3/1/2008                                                                     3,650,000                       4,199,836

    5.75%, 9/1/2011                                                                     3,460,000                       4,046,539

GEORGIA (CONTINUED)

Municipal Electric Authority
    (Project One) 6%, 1/1/2005
    (Insured; AMBAC)                                                                    1,295,000                       1,413,700

IDAHO--.2%

Canyon County (School District
    No. 131 Nampa) 4.75%,
    7/30/2010 (Insured; FGIC)                                                           1,000,000                       1,087,560

ILLINOIS--6.0%

Chicago, SFMR

    4.70% 10/1/2017
    (Collateralized; FNMA, GNMA)                                                          795,000                         798,260

Chicago Metropolitan Water
    Reclamation District

    7.25% 12/1/2012                                                                     7,500,000                       9,735,375

Chicago O'Hare International
    Airport, Revenue:

        Passenger Facility Charge

            6%, 1/1/2005
                 (Insured; AMBAC)                                                       2,165,000                       2,360,326

    Second Lien Passenger Facility

        5.50%, 1/1/2004
            (Insured; AMBAC)                                                            1,000,000                       1,048,400

Illinois:

    5.50%, 8/1/2003                                                                     2,100,000                       2,177,994

    6.10%, 10/1/2003
        (Prerefunded 10/1/2002)                                                         1,970,000 (a)                   2,017,536

    6.10%, 10/1/2003
        (Prerefunded 10/1/2002)                                                           300,000 (a)                     307,239

    5.70%, 8/1/2008                                                                     2,000,000                       2,193,160

Illinois Health Facilities Authority,
    Revenue (Community Provider
    Pooled Program):

        7.90%, 8/15/2003
            (Insured; MBIA)                                                                21,000                          21,712

        7.90%, 8/15/2003
            (Insured; MBIA)                                                               314,000                         315,642

    (Loyola University Health System)

        5.75%, 7/1/2011                                                                 3,500,000                       3,790,640

Lake County Community Unitary

    School District (Waukegan)
    5.625%,12/1/2011 (Insured; FSA)                                                     3,150,000                       3,529,260

Regional Transportation Authority:

    7.75%, 6/1/2009 (Insured; FGIC)                                                     1,000,000                       1,261,800

    7.75%, 6/1/2010 (Insured; FGIC)                                                     1,620,000                       2,071,154

    7.75%, 6/1/2012 (Insured; FGIC)                                                     1,500,000                       1,969,635

INDIANA--.4%

Purdue University, University Student

    6.75%, 7/1/2009
    (Prerefunded 1/1/2005)                                                              2,200,000 (a)                   2,499,992

                                                                                                                 The Funds   71


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                      Principal
  INVESTMENTS (CONTINUED)                                                               Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IOWA--.4%

Muscatine, Electric Revenue

    5.50%, 1/1/2011
    (Insured; AMBAC)                                                                    2,000,000                       2,263,000

KENTUCKY--.5%

Kentucky Property & Buildings
  Commission, Revenue

    6%, 2/1/2014                                                                        2,000,000                       2,334,840

Kentucky Turnpike Authority, EDR

    (Revitalization's Projects)
    5.50%, 7/1/2011                                                                       225,000                         235,946

LOUISIANA--.8%

Louisiana, Gas & Fuels Tax Revenue

    5.375%, 6/1/2019                                                                    3,000,000                       3,213,720

Tobacco Settlement Financing Corp.,
    Revenue 5.50%, 5/15/2030                                                            1,500,000                       1,390,590

MAINE--.3%

Maine Municipal Bond Bank

    5.875%, 11/1/2003 (Insured; FSA)                                                    1,660,000                       1,885,295

MARYLAND--1.1%

Montgomery County, Consolidated
  Public Improvement

    5%, 2/1/2017                                                                        4,200,000                       4,489,128

Northeast Waste Disposal Authority,

    RRR (Baltimore Resco Retrofit
    Project) 4.75%, 1/1/2012                                                            1,900,000                       1,773,175

MASSACHUSETTS--2.8%

Massachusetts Commonwealth
    5.50%, 2/1/2007 (Insured; MBIA)                                                     1,000,000 (c)                   1,100,940

    Consolidated Loan

        5.75%, 10/1/2018 (Insured;
        MBIA, Prerefunded 10/1/2010)                                                    5,000,000 (a)                   5,814,850

Massachusetts Municipal Wholesale
    Electric Company, Power Supply
    System Revenue:

        (Project Number 6)
            5%, 7/1/2006 (Insured; MBIA)                                                3,000,000                       3,277,800

        (Stony Brook Intermediate)
            4.50%, 7/1/2006
            (Insured; MBIA)                                                             1,800,000                       1,933,920

Massachusetts Port Authority,
    Revenue:

        5.75%, 7/1/2010                                                                   925,000                       1,043,197

        6%, 7/1/2012                                                                    2,035,000                       2,294,890

MICHIGAN--.3%

Michigan Hospital Finance Authority,
    Revenue (Genesys Regional Medical
    Hospital) 5.50%, 10/1/2008                                                          1,505,000                       1,709,710

MINNESOTA--.8%

Minneapolis (Special School District

    No. 1) 5%, 2/1/2014                                                                 2,350,000                       2,496,170

Minnesota 5.40%, 8/1/2008                                                               2,000,000                       2,163,340

MISSISSIPPI--.9%

Mississippi 5.50%, 12/1/2019                                                            4,235,000                       4,780,002

Mississippi University Educational
  Building Corp., Revenue

    5.25%, 8/1/2016 (Insured; MBIA)                                                       400,000                         445,032

MISSOURI--3.2%

Missouri Environmental Improvement &
  Energy Resource Authority, Water
  Pollution Control Revenue

  (Revolving Fund Program)

    5.50%, 7/1/2014                                                                     1,250,000                       1,436,175

Missouri Highways & Transport

  Commission, Road Revenue:

        5.50%, 2/1/2010                                                                 2,000,000                       2,267,020

        5.50%, 2/1/2011                                                                 2,000,000                       2,279,280

Saint Louis, Airport Revenue

  (Airport Development Program):

        5.50%, 7/1/2010 (Insured; MBIA)                                                 3,000,000                       3,395,880

        5%, 7/1/2011 (Insured; MBIA)                                                    7,715,000                       8,479,942

NEVADA--.4%

Humboldt County, PCR (Sierra Pacific)

    6.55%, 10/1/2013
    (Insured; AMBAC)                                                                    2,000,000                       2,048,080

NEW HAMPSHIRE--.4%

New Hampshire Business Finance

    Authority, PCR (Central Maine
    Power Co.) 5.375%, 5/1/2014                                                         2,000,000                       2,097,140

NEW JERSEY--5.7%

Gloucester County Improvement
    Authority, Solid Waste Resource
    Recovery Revenue
    6.85%, 12/1/2029                                                                    4,000,000                       4,399,200

New Jersey Economic Development
    Authority, School Facilities
    Construction Revenue 5.25%,
    6/15/2018 (Insured; AMBAC)                                                          5,375,000                       5,739,103

New Jersey Highway Authority,
    General Revenue
    (Garden State Parkway)
    5%, 1/1/2010 (Insured; FGIC)                                                        1,110,000                       1,218,736

New Jersey Transit Corp., COP:

    5.50%, 9/15/2009
        (Insured; AMBAC)                                                                5,000,000                       5,704,600

    6%, 9/15/2015 (Insured; AMBAC)                                                      2,000,000                       2,312,140


72


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Turnpike Authority,
    Revenue 5.90%, 1/1/2003
    (Insured; MBIA)                                                                     3,590,000                       3,642,773

Tobacco Settlement Financing Corp.
    6.125%, 6/1/2042                                                                    9,000,000                       8,794,530

NEW MEXICO--.8%

New Mexico:

  Commission Tax Revenue

        6%, 6/15/2015                                                                   2,000,000                       2,279,020

    Severance Tax

        5%, 7/1/2003                                                                    2,000,000                       2,059,680

NEW YORK--13.9%

Greece Central School District:

    6%, 6/15/2011                                                                         950,000                       1,125,579

    6%, 6/15/2012                                                                         950,000                       1,125,902

    6%, 6/15/2013                                                                         950,000                       1,131,232

    6%, 6/15/2014                                                                         950,000                       1,135,583

    6%, 6/15/2015                                                                         950,000                       1,137,141

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

        5.50%, 7/1/2011                                                                 1,000,000                       1,135,050

    Servic Contract Revenue

        5.75%, 1/1/2018                                                                 1,000,000                       1,143,920

    Transit Facilities Revenue

        6.30%, 7/1/2007 (Insured; MBIA)                                                 5,000,000                       5,849,050

New York City:

    5.90%, 8/15/2003                                                                    1,765,000                       1,835,071

    5.40%, 8/1/2004                                                                     1,300,000                       1,383,772

    6.25%, 2/15/2007                                                                      530,000                         572,946

    6.25%, 2/15/2007
        (Prerefunded 2/15/2005)                                                           720,000 (a)                     802,296

    6%, 8/1/2008                                                                        5,545,000                       6,042,220

    6%, 4/15/2009                                                                       4,000,000                       4,415,080

    5.50%, 8/1/2010                                                                     2,100,000                       2,362,731

    5.60%, 8/15/2010                                                                    4,000,000                       4,168,040

New York City Transitional
    Finance Authority, Revenue:

        6.125%, 11/15/2015
            (Prerefunded 5/15/2010)                                                     2,000,000 (a)                   2,384,400

        5.50%, 11/1/2026                                                                2,500,000                       2,798,550

        5.25%, 2/1/2029                                                                15,000,000                      16,403,850

New York State Dorm Authority,
    Revenue (Lenox Hill Hospital
    Obligation Group)
    5.375%, 7/1/2020                                                                    2,000,000                       2,056,780

New York State Mortgage Agency,

    Homeowner Mortgage Revenue
    5.50%, 10/1/2017                                                                      735,000                         779,681

NEW YORK (CONTINUED)

New York State Thruway Authority:

  (Highway & Bridge Trust Fund):

        5.50%, 4/1/2013 (Insured; FGIC)                                                 1,000,000                       1,128,010

        6%, 4/1/2014 (Insured; FSA)                                                     2,000,000                       2,362,760

    Service Contract Revenue
        (Local Highway & Bridge)

            6%, 4/1/2005                                                                7,000,000                       7,686,350

New York State Urban Development

    Corp. (Correctional Capital Facilities)
    6%, 1/1/2010                                                                        3,000,000                       3,202,710

Port Authority of New York

    and New Jersey
    5.50%, 10/15/2006 (Insured; MBIA)                                                   3,045,000                       3,387,319

NORTH CAROLINA--2.0%

Charlotte-Mecklenberg Hospital

  Authority, Health Care System

    Revenue 5.60%, 1/15/2011                                                            1,000,000                       1,072,590

Mecklenburg County:

    4.25%, 4/1/2006                                                                     3,115,000                       3,317,911

    Public Improvement Revenue
        4.75%, 4/1/2008                                                                 1,000,000                       1,091,680

Raleigh Durham Airport
    Authority, Revenue

    5.25%, 11/1/2013 (Insured; FGIC)                                                    4,090,000                       4,520,309

Wake County Industrial Facilities &

  Pollution Control
  Financing Authority, Revenue

    (Carolina Power & Light Co.)
    5.375%, 2/1/2017                                                                    1,000,000                       1,052,240

OHIO--3.3%

Butler County Transportation
  Improvement District

    6%, 4/1/2011 (Insured; FSA)                                                         1,000,000                       1,151,400

Clermont County, Hospital

    Facilities Revenue (Mercy Health)
    5.25%, 9/1/2003 (Insured; AMBAC)                                                    1,000,000                       1,038,290

Columbus :

    6%, 6/15/2008                                                                       3,000,000                       3,478,530

    5.50%, 9/15/2008                                                                    1,000,000                       1,056,180

Erie County, Hospital Facilities

    Revenue (Firelands Regional Medical
    Center) 4.50%, 8/15/2006                                                            1,200,000                       1,263,492

Northeast Regional Sewer District,

  Wastewater Improvement Revenue

    6.25%, 11/15/2004
    (Insured; AMBAC)                                                                    1,500,000                       1,648,575

                                                                                                                 The Funds   73


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                    Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Ohio Infrastructure Improvements

    5.625%, 2/1/2009                                                                    1,000,000                       1,138,760

Ohio Building Authority
    (Juvenile Correctional Facilities)

    5.50%, 4/1/2014                                                                     3,295,000                       3,672,607

Ohio Turnpike Commission, Turnpike
    Revenue 5.50%, 2/15/2013
    (Insured; FSA)                                                                      2,000,000                       2,282,780

University of Cincinnati, COP

    (Edwards Center)
    5.25%, 12/1/2003 (Insured; MBIA)                                                    1,535,000                       1,608,342

OKLAHOMA--1.9%

Oklahoma Capital Improvement

  Authority, State Highway Capital
     Improvement Revenue:

            5%, 6/1/2006
                 (Insured; MBIA)                                                        1,200,000                       1,313,004

            5%, 6/1/2010
                 (Insured; MBIA)                                                        5,900,000                       6,527,701

Oklahoma Housing Finance Agency,

    SFMR 6.80%, 9/1/2016                                                                  350,000                         374,983

Tulsa County Independent
    School District 4.50%, 3/1/2004                                                     2,000,000                       2,085,020

OREGON--1.0%

Jackson County School District:

    (Central Point)
        5.75%, 6/15/2016 (Insured; FGIC)                                                2,265,000                       2,535,192

    (Eagle Point) 5.625%, 6/15/2014                                                     1,500,000                       1,697,490

Portland Urban Renewal &

  Redevelopment (Convention

    Center) 5.75%, 6/15/2018
    (Insured; AMBAC)                                                                    1,150,000                       1,276,857

PENNSYLVANIA--3.0%

Allegheny County Industrial
  Development Authority, PCR

    4.35%, 12/1/2013
    (Insured; AMBAC)                                                                    3,000,000 (c)                   3,053,070

Chester County 5%, 11/15/2010                                                           3,420,000                       3,781,802

Hazleton Area School District

    5.75%, 3/1/2013 (Insured; FGIC,
    Prerefunded 3/1/2003)                                                               2,000,000 (a)                   2,064,680

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project)

    5.30%, 10/1/2034                                                                    1,500,000                       1,577,310

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational
  Facilities Authority, Health
  Services Revenue (University
  of Pennsylvania):

        5%, 1/1/2004                                                                    2,000,000                       2,072,060

        5.35%, 1/1/2008                                                                 3,000,000                       3,172,170

Scranton-Lackawanna Health &
    Welfare Authority, Catholic

    Healthcare Revenue (Mercy Health)

    5.10%, 1/1/2007 (Insured; MBIA)                                                       100,000                         109,049

State Public School Building
    Authority, College Revenue

    (Harrisburg Community College)

    6.25%, 4/1/2008 (Insured; MBIA)                                                       795,000                         924,863

SOUTH CAROLINA--3.7%

Greenville County School District,
  Installment Purchase Revenue

  (Building Equity Sooner Tomorrow):

        5.25%, 12/1/2010                                                                9,000,000                       9,879,750

        5.25%, 12/1/2011                                                                5,000,000                       5,489,200

        5.875%, 12/1/2018                                                               2,500,000                       2,774,800

South Carolina Jobs-Economic
    Development Authority, Revenue:

        Hospital Facilities (Georgetown
            Memorial Hospital)

            5.25%, 2/1/2021                                                             1,250,000                       1,273,563

        Economic Development (Waste
            Management of South Carolina
            Inc.) 4.10%, 11/1/2016                                                      1,000,000                         998,820

TEXAS--5.1%

Austin Independent School District

    5.70%, 8/1/2011                                                                     1,530,000                       1,688,263

Harris County, Toll Road Revenue

    6%, 8/1/2009 (Insured; FGIC)                                                        4,150,000                       4,831,015

Laredo Independent School District

    6%, 8/1/2014                                                                        1,000,000                       1,170,840

Mission Consolidated Independent
    School District

    5.875%, 2/15/2009                                                                   1,690,000                       1,901,673

North Forest Independent School District:

    5.25%, 8/15/2005                                                                      865,000                         943,533

    5.25%, 8/15/2005
        (Escrowed to Maturity)                                                            135,000                         147,451

San Antonio, Electric & Gas Revenue

    5.375%, 2/1/2015                                                                    8,000,000 (c)                   8,980,560

Texas 5.25%, 10/1/2013                                                                  1,500,000                       1,562,565


74


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                      Principal
  INVESTMENTS (CONTINUED)                                                               Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas A & M University

    (University Fund)
    5.60%, 7/1/2005                                                                     2,500,000                       2,739,975

Texas Public Finance Authority

    5.50%, 10/1/2007                                                                    2,750,000                       3,104,503

Texas University System, Tuition

    Revenue 6.50%, 10/1/2002                                                            1,000,000                       1,058,430

UTAH--2.0%

Intermountain Power Agency,
  Power Supply Revenue:

        6%, 7/1/2008 (Insured; MBIA)                                                    4,200,000                       4,838,232

        6.25%, 7/1/2009 (Insured; FSA)                                                    750,000                         881,115

Timpanogos Special Service District,
    Sewer Revenue

    6.10%, 6/1/2019 (Prerefunded
    6/1/2006, Insured; AMBAC)                                                           4,625,000 (a)                   5,293,497

VERMONT--1.0%

Burlington, Electric Revenue:

    6.25%, 7/1/2011
        (Insured; MBIA)                                                                 2,000,000                       2,397,140

    6.25%, 7/1/2012
        (Insured; MBIA)                                                                 2,500,000                       3,011,174

VIRGINIA--.8%

Fairfax County,
  Public Improvement

    5%, 6/1/2007                                                                        4,000,000                       4,420,400

WASHINGTON--1.6%

Energy Northwest, Electric Revenue

    (Columbia Generating)
    5.375%, 7/1/2014 (Insured; FSA)                                                     5,000,000                       5,497,350

Washington Public Power Supply
    System, Revenue (Nuclear Project
    Number 1)  6%, 7/1/2005
    (Insured; AMBAC)                                                                    3,000,000                       3,319,980

WEST VIRGINIA--.3%

Cabell County, Board of Education

    5.50%, 5/1/2005                                                                     1,750,000                       1,897,350

WISCONSIN--1.4%

Wisconsin, Transportation Revenue

    5.50%, 7/1/2010
    (Insured; AMBAC)                                                                    6,800,000                       7,707,255

U. S. RELATED--4.6%

Puerto Rico Commonwealth:

    6.25%, 7/1/2013 (Insured; MBIA)                                                     1,380,000                       1,686,884

U. S. RELATED (CONTINUED)

Puerto Rico Commonwealth (continued):

  Public Improvement:

        5.50%, 7/1/2014
            (Insured; MBIA)                                                             2,000,000                       2,314,320

        5.50%, 7/1/2017
            (Insured; FGIC)                                                             2,585,000                       2,970,112

Puerto Rico Commonwealth
    Highway & Transportation Authority,
    Transportation Revenue
    5.875%, 7/1/2035
    (Insured; MBIA)                                                                     4,000,000                       4,493,440

Puerto Rico Electric Power Authority,
    Power Revenue:

        5.25%, 7/1/2015
            (Insured; MBIA)                                                             2,000,000                       2,260,780

        5.25%, 7/1/2029
            (Insured; FSA)                                                              4,000,000                       4,141,240

Puerto Rico Public Buildings Authority,

  Government Facility Revenue:

        5.50%, 7/1/2016                                                                 2,000,000                       2,268,360

        5.75%, 7/1/2017                                                                 1,945,000                       2,243,731

University of Puerto Rico, University
    Revenue 5.375%, 6/1/2030
    (Insured; MBIA)                                                                     3,000,000                       3,124,830

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS

    (cost $487,645,804)                                                                                               517,770,086


SHORT-TERM INVESTMENTS--8.3%
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--.5%

Florida Housing Finance Agency,
    MFMR, VRDN (Town Colony
    Associates) 1.45% (LOC;
    Credit Swiss First Boston)                                                          1,000,000 (d)                   1,000,000

Florida Housing Finance
    Corporation, Multifamily
    Revenue, VRDN (Island
    Club) 1.45% (Guaranteed;
    Freddie Mac)                                                                        1,600,000 (d)                   1,600,000

GEORGIA--1.1%

Fulton County Housing
    Authority,MFHR, VRDN
    (Champions Green
    Apartments) 1.45%
    (LOC; Southtrust Bank)                                                              6,000,000 (d)                   6,000,000


                                                                                                                 The Funds  75

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                               Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IOWA--.4%

Grinnell, HR, VRDN (Grinnell Regional
    Medical Center) 1.90%
    (LOC; U.S. Bank Trust, N.A.)                                                        2,400,000 (d)                   2,400,000

KANSAS--1.1%

Kansas Development Finance Authority

  Health Facilities Revenue, VRDN:

        (Hays Medical Center) 1.85% (LOC;
            Firstar Bank of Milwaukee, N.A.)                                            1,855,000 (d)                   1,855,000

        (Stormont-Vail)
            1.85% (Insured; MBIA)                                                         800,000 (d)                     800,000

Prairie Village, MFHR, VRDN

    (Corinth Place Apartments) 1.40%                                                    3,500,000 (d)                   3,500,000

MASSACHUSETTS--.4%

Massachusetts Industrial Finance
    Agency, Revenue, VRDN (Showa
    Women's Institute, Inc.) 1.25%
    (LOC: The Bank of New York,
    The Fuji Bank, Trust Company
    Bank of New York)                                                                   2,300,000 (d)                   2,300,000

MICHIGAN--1.6%

Detroit, Water Supply System Revenue,

    VRDN 1.45% (Insured; FGIC)                                                          9,000,000 (d)                   9,000,000

NEBRASKA--.7%

Lancaster County Hospital Authority,
  Health Facilities Revenue,

  VRDN (Immanuel Health System)
  1.95% (LOC; La Salle

    National Bank)                                                                      3,900,000 (d)                   3,900,000

TENNESSEE--1.4%

Montgomery County Public Building
    Authority, Pooled Financing
    Revenue, VRDN (Tennessee County
    Loan Pool) 1.85% (LOC; Bank of
    America-Idaho N.A.)                                                                 7,800,000 (d)                   7,800,000

TEXAS--.0%

Lone Star Airport Improvement
    Authority, Revenue, VRDN
    (American Airlines) 1.93%
    (LOC; The Royal Bank of Canada)                                                       200,000 (d)                     200,000

WASHINGTON--.3%

Washington Housing Finance
  Commission, Nonprofit
  Housing Revenue, VRDN:

        (Pioneer Human Services)
            1.75% (LOC; U.S. Bank
            Trust, N.A.)                                                                  700,000 (d)                     700,000

        (Rockwood Retirement Program)

            1.75% (LOC; Wells Fargo Bank)                                                 900,000 (d)                     900,000

WISCONSIN--.2%

Wisconsin Health and Educational
  Facilities Authority, Revenue, VRDN:

     (Gundersen Lutheran)

        1.85% (Insured; FSA, LOC;
        Dexia Credit Local)                                                             1,200,000 (d)                   1,200,000

WYOMING--.6%

Sweetwater County, PCR, VRDN
  (Pacificorp Project)

    1.90% (LOC; Bank One Trust Co.)                                                     3,100,000 (d)                   3,100,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $46,255,000)                                                                                                 46,255,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $533,900,804)                                                                    101.4%                     564,025,086

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                        (1.4%)                     (7,958,092)

NET ASSETS                                                                                 100.0%                     556,066,994


76


Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation            LOC          Letter of Credit

COP          Certificate of Participation                             MBIA         Municipal Bond Investors Assurance
                                                                                      Insurance Corporation
EDR          Economic Development Revenue
                                                                      MFHR         Multi-Family Housing Revenue
FGIC         Financial Guaranty Insurance Company
                                                                      PCR          Pollution Control Revenue
FNMA         Federal National Mortgage Association
                                                                      SFMR         Single Family Mortgage Revenue
FSA          Financial Security Assurance
                                                                      RRR          Resources Recovery Revenue
GNMA         Government National Mortgage Association
                                                                      VRDN         Variable Rate Demand Notes
HR           Hospital Revenue



Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or                Standard & Poor's               Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 53.2

AA                             Aa                                    AA                                  23.4

A                              A                                     A                                   10.8

BBB                            Baa                                   BBB                                  3.0

F-1+ & F-1                     MIG1, VMIG1, & P1                     SP1 & A1                             8.7

Not Rated (e)                  Not Rated (e)                         Not Rated (e)                         .9

                                                                                                        100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds   77



STATEMENT OF FINANCIAL FUTURES

August 31, 2002



                                                                  Market Value                                           Unrealized
                                                                    Covered by                                        (Depreciation)
                                                Contracts        Contracts ($)                      Expiration      at 8/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SOLD SHORT

UST Note Futures                                     5              (560,156)                  September 2002            (11,556)

SEE NOTES TO FINANCIAL STATEMENTS.



78



STATEMENT OF INVESTMENTS

August 31, 2002

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS--90.2%                                                                   Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.0%

State of Alabama 5.25%, 6/1/2007                                                        1,205,000                       1,342,165

ARIZONA--3.0%

Maricopa County Community
    College District                                                                    1,420,000                       1,544,151

    6.50%, 7/1/2004

Tucson:

    5%, 7/1/2003                                                                          665,000                         685,017

    5%, 7/1/2005                                                                        1,160,000                       1,254,958

    Water Revenue
        5%, 7/1/2004 (Insured; FGIC)                                                      725,000                         769,073

CALIFORNIA--2.6%

California Statewide Communities

  Development Authority, Revenue:

     (Kaiser Permanente):

            3.70%, 6/1/2005                                                             1,000,000                       1,017,370

            3.85%, 8/1/2006                                                             1,000,000                       1,025,970

        Solid Waste Development
            (Waste Management Inc.

            Project) 4.95%, 4/1/2011                                                      500,000                         508,910

Foothill-Eastern Transportation
    Corridor Agency,

    Toll Road Revenue
    4.375%, 1/15/2004                                                                   1,140,000                       1,176,868

COLORADO--4.0%

Colorado Springs, Airport Revenue
    7%, 1/1/2022                                                                        2,120,000                       2,186,589

Denver City and County Board of
    Water Commissioners

    5%, 9/1/2007                                                                        3,000,000                       3,325,020

CONNECTICUT--2.8%

State of Connecticut:

    4%, 12/15/2005                                                                      1,000,000                       1,063,320

    Airport Revenue:

        7.65%, 10/1/2012                                                                  830,000                         925,599

        7.65%, 10/1/2012
            (Prerefunded 10/1/2004)                                                       370,000 (a)                     415,854

Connecticut Development Authority,

    PCR (United Illuminating)
    4.35%, 6/1/2026                                                                     1,500,000                       1,515,720

FLORIDA--11.6%

Florida Department of Transportation
    4%, 7/1/2004                                                                        2,675,000                       2,791,416

Gainsville, Utility System Revenue

    6.20%, 10/1/2002                                                                      740,000                         742,908

Miami Beach Health Facilities
    Authority, HR

    (Mount Sinai Medical Center)
    5.50%, 11/15/2035                                                                   1,000,000                         945,840

FLORIDA (CONTINUED)

Orlando Utilities Commission,
  Water and Electric

    Revenue 5%, 10/1/2006                                                               1,000,000                       1,100,600

Pinellas County, Capital Improvement
    Revenue 4.50%, 1/1/2006                                                             4,000,000                       4,280,280

Saint Johns County Industrial

    Development Authority, IDR
    (Professional Golf Hall of Fame
    Project) 5.875%, 9/1/2023
    (Insured; MBIA)
    (Prerefunded 9/1/2006)                                                              2,500,000 (a,b)                 2,859,725

Tampa-Hillsborough County
    Expressway Authority,

    Revenue 5%, 7/1/2004
    (Insured; FGIC)                                                                     2,140,000                       2,271,696

Volusia County School Board,
    Sales Tax Revenue

    5%, 10/1/2004 (Insured; FSA)                                                        1,000,000                       1,069,360

GEORGIA--3.2%

De Kalb County Development Authority,
  Revenue (Emory University Project)

    5.375%, 11/1/2005                                                                   3,000,000                       3,304,590

State of Georgia 6%, 3/1/2004                                                           1,000,000                       1,065,770

ILLINOIS--1.5%

Lake County First Preservation

    District 4.50%, 12/15/2003                                                          2,025,000                       2,104,421

KANSAS--.4%

Crawford County Unified School
  District No. 250

    6%, 9/1/2004 (Insured; FSA)                                                           565,000                         613,319

KENTUCKY--.8%

Kentucky State Turnpike Authority,

  EDR (Revitalization Projects) 5.50%,

    7/1/2008 (Insured; AMBAC)                                                           1,000,000                       1,130,030

MASSACHUSETTS--1.6%

Massachusetts Health and Educational
  Facilities Authority,

    Revenue (Harvard University)
    5.50%, 1/15/2004                                                                    2,110,000                       2,225,290

MICHIGAN--2.6%

Michigan Building Authority,
  Revenue (Facilities Program):

        5.50%, 10/15/2006                                                               1,250,000                       1,399,613

        5.625%, 10/1/2008                                                               1,000,000                       1,087,790

Michigan Municipal Bond Authority,
    Revenue  (Clean Water State
    Revolving Fund) 4.50%, 10/1/2006                                                    1,000,000                       1,080,040

                                                                                                                 The Funds   79

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA--1.5%

Hennepin County, Solid Waste

    5.50%, 10/1/2005                                                                    2,000,000                       2,046,740

MISSISSIPPI--2.4%

State of Mississippi, Highway Revenue,
    Four Lane Highway Program
    5.25%, 6/1/2006                                                                     3,000,000                       3,305,880

MISSOURI--4.2%

Missouri Board of Public Buildings,

    State Office Building Special
    Obligation 5.50%, 5/1/2005                                                          3,365,000                       3,671,215

Missouri Highways and Transit
    Commission, State

    Road Revenue 5%, 2/1/2004                                                           2,000,000                       2,096,920

NEW JERSEY--5.0%

New Jersey Transit Corp., Capital
    Grant Anticipation Notes 5.50%,
    2/1/2005 (Insured; AMBAC)                                                           5,000,000                       5,412,600

University of Medicine and
    Dentistry, COP 6.75%, 12/1/2009
    (Insured; MBIA)                                                                     1,525,000                       1,531,375

NEW YORK--1.9%

Metropolitan Transportation
    Authority, Service Contract
    5%, 1/1/2006                                                                        1,425,000                       1,540,439

New York City Municipal Assistance

    Corp. 5.50%, 7/1/2004                                                               1,000,000                       1,071,110

NORTH CAROLINA--1.9%

North Carolina Housing Finance Agency,
    Student Housing (Appalachian Student
    Housing Corp.) 5.50%, 7/1/2003
    (LOC; First Union National Bank)                                                    1,500,000                       1,542,540

State of North Carolina, Public
    Improvement 5%, 3/1/2006                                                            1,000,000                       1,089,280

OHIO--6.0%

Erie County Hospital Facilities,

    Revenue (Firelands Regional Medical
    Center) 4%, 8/15/2003                                                               1,080,000                       1,102,183

Ohio Higher Education
    Capital Facilities:

        5.25%, 5/1/2005                                                                 2,500,000                       2,710,450

        5.25%, 5/1/2006                                                                 1,000,000                       1,100,310

Ohio Building Authority, State
    Facilities, Adult Correctional
    5.75%, 4/1/2005                                                                     2,250,000                       2,462,468

University of Cincinnati, General
    Receipts 5.50%, 6/1/2005
    (Insured; FGIC)                                                                       800,000                         873,752

OKLAHOMA--2.1%

Oklahoma Capital Improvement Authority,
  State Highway Capital
  Improvement Revenue

    5%, 6/1/2005 (Insured; MBIA)                                                        1,700,000                       1,837,071

Tulsa County Independent School
    District Number 1, Combined Purpose
    4.50%, 3/1/2004                                                                     1,000,000                       1,042,510

PENNSYLVANIA--15.9%

Allegheny County Hospital
  Development Authority,

  Revenue (UPMC Health Systems)

    5%, 8/1/2003 (Insured; MBIA)                                                        2,000,000                       2,064,600

Blair County 5.50%,
    8/1/2003 (Insured; FGIC)                                                            1,035,000                       1,073,813

Corry Area School District

    5%, 12/1/2003                                                                       3,000,000                       3,102,990

Delaware County Industrial
    Development Authority, PCR

    (Peco Energy Co.)
    5.20%, 10/1/2004                                                                    1,000,000                       1,051,610

Luzerne County Industrial Development
    Authority, Exempt Facilities
    Revenue (Pennsylvania Gas

    and Water Co.) 7.20%, 10/1/2017                                                     2,000,000                       2,044,160

State of Pennsylvania:

    5.30%, 5/1/2004                                                                     1,375,000                       1,457,926

    5.125%, 9/15/2006
        (Insured; AMBAC)                                                                1,175,000                       1,298,716

Philadelphia, Gas Works Revenue

    5%, 8/1/2007 (Insured; FSA)                                                         1,555,000                       1,716,658

Pottsville Hospital Authority, HR
    (Daughters of Charity)
    4.75%, 8/15/2003                                                                      500,000                         515,910

Sayre Health Care Facilities Authority,

  Revenue (Guthrie Healthcare System)

    5.50%, 12/1/2004                                                                    1,310,000                       1,396,105

Spring-Ford Area School District

    6.50%, 2/1/2018
    (Prerefunded 2/1/2004)                                                              4,000,000 (a)                   4,376,960

Washington County Industrial
    Development Authority,

    PCR (West Pennsylvania Power Co.,
    Mitchell Project) 4.95%,
    3/1/2003 (Insured; AMBAC)                                                           2,000,000                       2,035,760

TENNESSEE--1.5%

Humphreys County Industrial Development ,
    SWDR (E.I. Dupont Denemours
    and Co. Project) 6.70%, 5/1/2024                                                    2,000,000                       2,147,800


80



MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--3.5%

Texas Turnpike Authority,
  Central Texas Turnpike

    System Revenue 5%, 6/1/2007                                                         2,500,000                       2,741,650

State of Texas 5.70%, 10/1/2003                                                         2,000,000                       2,092,020

UTAH--5.9%

Intermountain Power Agency,
  Power Supply Revenue

    4.50%, 7/1/2007
    (Insured; AMBAC)                                                                    2,500,000                       2,691,474

Jordan School District
    (Local School Board

    Program) 5.25%, 6/15/2007                                                           3,000,000                       3,341,130

State of Utah:

    5.50%, 7/1/2003                                                                     1,000,000                       1,034,410

    5.50%, 7/1/2005                                                                     1,000,000                       1,095,860

WASHINGTON--3.3%

Washington Public Power Supply

  System, Revenue:

     (Nuclear Project No. 1)

            6%, 7/1/2005
                 (Insured; AMBAC)                                                       2,000,000                       2,213,320

        (Nuclear Project No. 3)

            6%, 7/1/2007
                 (Insured; AMBAC)                                                       2,050,000                       2,339,213

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS

    (cost $121,050,402)                                                                                               125,098,200


SHORT-TERM                                                                              Principal
    MUNICIPAL INVESTMENTS--10.9%                                                        Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS--.4%

Kansas Development Finance

  Authority, Revenue, VRDN
  (Hays Medical Center)

    1.85% (LOC; Firstar Bank
    of Milwaukee)                                                                         600,000 (c)                     600,000

MISSOURI--.6%

Missouri Health and Educational

    Facilities Authority, Health Facilities
    Revenue, VRDN (Bethesda Health
    Group) 1.90% (LOC: U.S. Bank
    National Association)                                                                 800,000 (c)                     800,000

NEBRASKA--1.1%

Lancaster County Hospital Authority,
  Health Facilities Revenue, VRDN
  (Immanuel Health System)

    1.95% (LOC; Lasalle Bank N.A.)                                                        400,000 (c)                     400,000

NEBRASKA (CONTINUED)

Sarpy County Hospital Authority No. 1,

    Health Facilities Revenue, VRDN
    (Immanuel Health System)
    1.95% (LOC; Lasalle Bank N.A.)                                                      1,100,000 (c)                   1,100,000

NORTH DAKOTA--.9%

Grand Forks, Health Care Facilities
  Revenue, VRDN (United Hospital

    Group) 1.93% (LOC; Lasalle Bank)                                                    1,300,000 (c)                   1,300,000

OKLAHOMA--.5%

Oklahoma Development Finance
  Authority, Revenue, VRDN (Iverness

    Village)1.85% (LOC; KBC Bank N.V.)                                                    700,000 (c)                     700,000

PENNSYLVANIA--.7%

South Fork Municipal Authority, HR,

    VRDN (Conemaugh Health System)                                                        955,000 (c)                     955,000

    1.88% (SBPA; Credit Suisse)

TENNESSEE--1.0%

Clarksville Public Building Authority,

    Revenue VRDN
    1.85% (LOC; Bank of America)                                                        1,400,000 (c)                   1,400,000

TEXAS--3.4%

Angelina and Neches River Authority

  Industrial Development Corp.,
  Solid Waste Revenue VRDN
  (Westvaco-Teec Inc.)

    1.95% (LOC; Wells Fargo Bank)                                                       2,700,000 (c)                   2,700,000

Lone Star Airport Improvement

    Authority, VRDN (American
    Airlines Inc.) 1.93% (LOC;
    Royal Bank of Canada)                                                               2,000,000 (c)                   2,000,000

WASHINGTON--1.9%

Washington Housing Finance
    Commission, Nonprofit Housing
    Revenue, VRDN (Rockwood
    Retirement Program) 1.75%
    (LOC; Wells Fargo Bank)                                                             2,700,000 (c)                   2,700,000

WISCONSIN--.4%

Wisconsin Health and Educational

  Facilities Authority, Revenue, VRDN:

     (Alvero College Project)

            1.85% (LOC; Allied Irish Bank)                                                200,000 (c)                     200,000

        (Gundersen Lutheran)

            1.85% (LOC: Dexia Credit Local)                                               300,000 (c)                     300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

    (cost $15,155,000)                                                                                                 15,155,000
                                                                                                                                   -

TOTAL INVESTMENTS (cost $136,205,402)                                                      101.1%                     140,253,200

CASH AND RECEIVABLES (NET)                                                                 (1.1%)                     (1,582,265)

NET ASSETS                                                                                 100.0%                     138,670,935


                                                                                                                 The Funds   81

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation           LOC          Letter of Credit

COP          Certificate of Participation                            MBIA         Municipal Bond Investors Assurance
                                                                                     Insurance Corporation
EDR          Economic Development Revenue
                                                                     PCR          Pollution Control Revenue
FGIC         Financial Guaranty Insurance Company
                                                                     SBPA         Standby Bond Purchase Agreement
FSA          Financial Security Assurance
                                                                     SWDR         Solid Waste Disposal Revenue
HR           Hospital Revenue
                                                                     VRDN         Variable Rate Demand Note
IDR          Industrial Development Revenue



Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's               Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 43.3

AA                             Aa                                    AA                                  33.7

A                              A                                     A                                    5.8

BBB                            Baa                                   BBB                                  3.4

F1                             MIG1                                  SP1                                 13.8

                                                                                                        100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES  PAYABLE  ON  DEMAND.  THE  INTEREST  RATE,  WHICH IS SUBJECT TO
     CHANGE,  IS BASED  UPON BANK  PRIME  RATES OR AN INDEX OF  MARKET  INTEREST
     RATES.

SEE NOTES TO FINANCIAL STATEMENTS.


82



STATEMENT OF FINANCIAL FUTURES

August 31, 2002

                                                                  Market Value                                         Unrealized
                                                                    Covered by                                      (Depreciation)
                                                Contracts         Contracts ($)              Expiration           at 8/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SOLD SHORT

UST Note Futures                                    10              1,120,313              September 2002                 (18,906)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds 83


STATEMENT OF INVESTMENTS

August 31, 2002

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                      Principal
  INVESTMENTS--97.5%                                                                    Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.6%

Foothill/Eastern Transportation
  Corridor Agency, Toll Road Revenue:

        0/5.875%, 1/15/2027
            (Insured; MBIA)                                                             6,000,000 (a)                   4,343,580

        0/5.875%, 1/15/2029
            (Insured; MBIA)                                                             2,000,000 (a)                   1,440,200

        5.75%, 1/15/2040                                                                2,000,000                       2,014,980

Los Angeles Unified School District

    5.75%, 7/1/2017 (Insured; MBIA)                                                     5,000,000                       5,858,050

COLORADO--.4%

Northwest Parkway Public Highway

  Authority, Senior Revenue

    0/5.70%, 6/15/2021
    (Insured; AMBAC)                                                                    5,000,000 (a)                   3,312,450

CONNECTICUT--.3%

Connecticut Housing Finance
  Authority (Housing Mortgage
  Finance Program)

    7.30%, 11/15/2003                                                                      20,000                          20,202

Mohegan Tribe of Indians of
    Connecticut Gaming Authority,
    Priority Distribution Payment,
    Public Improvement Bonds

    6.25%, 1/1/2021                                                                     2,500,000                       2,605,600

DISTRICT OF COLUMBIA--.1%

District of Columbia Tobacco
  Settlement Financing Corp.

    6.50%, 5/15/2033                                                                    1,000,000                       1,019,350

FLORIDA--1.1%

Broward County, RRR (Wheelabrator
    South) 4.50%, 6/1/2011                                                              1,000,000                       1,008,870

Capital Trust Agency, Revenue
    (Seminole Tribe Convention)

    10%, 10/1/2033                                                                      8,500,000                       8,568,425

IDAHO--.2%

Canyon County School
    District Number 131
    4.75%, 7/30/2011 (Insured; FGIC)                                                    1,300,000                       1,413,646

ILLINOIS--1.0%

Chicago 5.50%,
g    1/1/2016 (Insured; FSA)                                                             2,305,000                       2,607,186

Illinois 5.70%, 8/1/2008

    (Prerefunded 8/1/2004)                                                              3,000,000 (b)                   3,289,740

Illinois Educational Facilities Authority

    (University of Chicago)
    5.25%, 7/1/2011                                                                     1,960,000                       2,132,264

KENTUCKY--.5%

Kentucky Property and Buildings
  Commission, Revenue:

        5.50%, 9/1/2010                                                                 2,450,000                       2,783,029

        (Project Number 68)
            5.75%, 10/1/2010                                                            1,500,000                       1,731,855

LOUISIANA--.3%

Tobacco Settlement Financing Corp.,

    Tobacco Settlement Asset-Backed
    Bonds 5.50%, 5/15/2030                                                              2,800,000                       2,595,768

MICHIGAN--.8%

Detroit City School District:

    5.25%, 5/1/2015 (Insured; FGIC)                                                     2,610,000                       2,913,752

    5.25%, 5/1/2017 (Insured; FGIC)                                                     2,000,000                       2,208,460

Redford Union School
    District Number 001

    6.25%, 5/1/2008 (Insured; FGIC)                                                     1,045,000                       1,222,284

MISSOURI--.3%

Missouri Housing Development

    Commission, SFMR
    6.40%, 9/1/2029                                                                     2,130,000                       2,332,414

NEVADA--.3%

Washoe County
    (Reno-Sparks Convention)
    6.375%, 7/1/2023 (Insured; FSA)
    (Prerefunded 1/1/2010)                                                              2,000,000 (b)                   2,375,480

NEW HAMPSHIRE--.4%

New Hampshire Business Finance

  Authority,PCR (Central Maine

    Power Co.) 5.375%, 5/1/2014                                                         3,500,000                       3,669,995

NEW JERSEY--2.2%

New Jersey 6%, 2/15/2011                                                                2,500,000                       2,933,125

New Jersey Economic Development
  Authority, EDR

    (American Airlines Inc. Project)
    7.10%, 11/1/2031                                                                    1,670,000                       1,170,653

New Jersey Transportation Corp.,

  Federal Transportation
     Administration Grants COP:

            5.50%, 9/15/2012
                 (Insured; AMBAC)                                                       3,000,000                       3,437,250

            6%, 9/15/2015
                 (Insured; AMBAC)                                                       2,000,000                       2,312,140

Tobacco Settlement Financing Corp.,

  Tobacco Settlement
  Asset-Backed Bonds

    6.125%, 6/1/2042                                                                    9,500,000                       9,283,115


84



MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--3.6%

Metropolitan Transportation Authority,
    Service Contract 5.75%, 1/1/2018                                                    2,500,000                       2,859,800

New York City:

    5.75%, 8/1/2007                                                                     5,495,000                       6,128,793

    5.25%, 11/15/2007                                                                   2,095,000                       2,300,268

New York City Transitional Finance
    Authority, Revenue:

        (Future Tax Secured)
            5.25%, 2/1/2029                                                             5,000,000                       5,467,950

        5.50%/14%, 11/1/2026                                                            4,000,000 (c)                   4,477,680

New York State Dormitory
    Authority, Revenue:

        (Mental Health Services Facilities):

            6%, 8/15/2007
                 (Prerefunded 2/15/2007)                                                   15,000 (b)                      17,405

            6%, 8/15/2007                                                               2,485,000                       2,822,736

        (School Program)
            5.25%, 7/1/2011                                                             1,200,000                       1,310,448

New York State Mortgage Agency
    (Homeowner Mortgage)

    5.50%, 10/1/2017                                                                      930,000                         986,535

Triborough Bridge and Tunnel Authority,

    General Purpose Revenue
    6%, 1/1/2012                                                                        3,000,000                       3,531,270

OHIO--.5%

Ohio Higher Education, Capital
    Facilities 5.625%, 5/1/2014                                                         3,615,000                       4,033,617

OREGON--.5%

Washington County Unified Sewer
  Agency, Sewer Revenue

    5.75%, 10/1/2009 (Insured; FGIC)                                                    3,620,000                       4,202,241

PENNSYLVANIA--72.2%

Allegheny County:

    5.75%,12/1/2004                                                                       600,000                         655,140

    5.40%, 9/15/2005 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         1,000,000 (b)                   1,076,720

    5.90%, 5/1/2006 (Insured; AMBAC)                                                    1,250,000                       1,279,425

    5.80%, 9/15/2009 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,310,000 (b)                   2,505,703

    6%, 5/1/2010 (Insured; AMBAC)                                                       2,000,000                       2,046,700

    5.875%, 9/15/2010 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,000,000 (b)                   2,172,440

Allegheny County Industrial
    Development Authority, PCR

    4.35%, 12/1/2013

    (Insured; AMBAC)                                                                    7,000,000 (d)                   7,123,830

PENNSYLVANIA (CONTINUED)

Allegheny County Hospital
  Development Authority, Revenue:

        (Pittsburgh Mercy
            Health System):

            5.50%, 8/15/2003
                 (Insured; AMBAC)                                                       1,810,000                       1,880,481

            5.50%, 8/15/2004
                 (Insured; AMBAC)                                                       1,910,000                       2,052,199

            5.60%, 8/15/2005
                 (Insured; AMBAC)                                                       2,020,000                       2,225,293

            5.60%, 8/15/2006
                 (Insured; AMBAC)                                                       2,135,000                       2,393,634

        (Presbyterian Health Center)
            6%, 11/1/2006                                                               2,000,000                       2,054,540

        (University of Pittsburgh
            Medical Center):

                 4.95%, 12/1/2007
                    (Insured; MBIA)                                                       690,000                         745,690

                 5.15%, 12/1/2009
                    (Insured; MBIA)                                                       750,000                         812,760

    (UPMC Health) 5.25%, 7/1/2005                                                       3,170,000                       3,440,242

Allegheny County Port Authority,
    Special Transportation Revenue:

        5.50%, 6/1/2008
            (Insured; MBIA)                                                             4,000,000                       4,520,280

        5.375%, 3/1/2011
            (Insured; FGIC)                                                             2,500,000                       2,821,575

        5.50%, 3/1/2014
            (Insured; FGIC)                                                             2,500,000                       2,802,225

        5.50%, 3/1/2016
            (Insured; FGIC)                                                             1,360,000                       1,505,670

        6%, 3/1/2019

            (Insured; MBIA)
                 (Prerefunded 3/1/2009)                                                 5,000,000 (b)                   5,851,900

Allentown 5.55%, 7/15/2007                                                              1,000,000                       1,034,880

Armstrong County 5.40%,
    6/1/2031 (Insured; MBIA)                                                            5,000,000                       5,189,150

Athens Area School District
    4.75%, 4/15/2011 (Insured; FGIC)                                                    1,740,000                       1,886,491

Bangor Area School District:

    5.10%, 3/1/2008 (Insured;
        AMBAC) (Prerefunded 3/1/2005)                                                   1,250,000 (b)                   1,345,025

    5.25%, 3/1/2009 (Insured;
        AMBAC) (Prerefunded 3/1/2005)                                                   1,000,000 (b)                   1,079,670

Berks County:

    6.20%, 11/15/2005 (Insured; FGIC)                                                   1,000,000                       1,029,600

    5.60%, 11/15/2007 (Insured; FGIC)                                                   3,000,000                       3,025,650


                                                                                                                 The Funds   85





MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Berks County Municipal Authority, HR

  (Reading Hospital and
  Medical Center Project):

        5.50%, 10/1/2005 (Insured; MBIA)
            (Prerefunded 10/1/2004)                                                     1,380,000 (b)                   1,516,661

        5.80%, 10/1/2008 (Insured; MBIA)
        (Prerefunded 10/1/2004)                                                         1,080,000 (b)                   1,193,573

Bethlehem Area School District
    5.50%, 9/1/2007 (Insured; FGIC)                                                     4,000,000                       4,519,240

Blair County:

    5.375%, 8/1/2015
        (Insured; AMBAC)                                                                1,880,000                       2,131,638

    5.375%, 8/1/2016
        (Insured; AMBAC)                                                                1,980,000                       2,237,796

Bucks County 5.60%, 5/1/2008
    (Prerefunded 5/1/2005)                                                              1,000,000 (b)                   1,092,960

Bucks County Community College
    Authority, College Building Revenue:

        5.65%, 6/15/2004                                                                1,015,000                       1,086,903

        5.65%, 6/15/2005                                                                1,070,000                       1,175,459

        5.65%, 6/15/2006                                                                1,135,000                       1,269,066

        5.70%, 6/15/2007                                                                1,205,000                       1,366,229

Bucks County Technical School
    Authority, School Revenue:

    5.10%, 8/15/2008
        (Insured; AMBAC)                                                                1,000,000                       1,067,770

    5.40%, 8/15/2011
        (Insured; AMBAC)                                                                1,500,000                       1,619,610

Carlisle Area School District:

    5%, 3/1/2011 (Insured; MBIA)                                                        1,230,000                       1,354,697

    5%, 3/1/2012 (Insured; MBIA)                                                        1,295,000                       1,426,119

Central Bucks School District:

    5.50%, 2/1/2007
    (Insured; FGIC)                                                                     2,100,000                       2,345,028

    6.55%, 11/15/2008
        (Prerefunded 11/15/2004)                                                        1,000,000 (b)                   1,106,790

Central York School District:

    5%, 6/1/2012 (Insured; FGIC)                                                        2,305,000                       2,539,395

    5.50%, 6/1/2014 (Insured; FGIC)                                                     1,000,000                       1,125,680

Chester County Health and
    Education Facilities Authority,

    Health System Revenue

    (Main Line Health System)
    5.50%, 5/15/2015                                                                    2,000,000                       2,065,740

Colonial School District
    6%, 9/1/2002 (Insured; MBIA)                                                          245,000                         245,029

Conestoga Valley School District:

    5%, 5/1/2010 (Insured; FGIC)                                                        2,070,000                       2,279,360

    5%, 5/1/2011 (Insured; FGIC)                                                        1,500,000                       1,654,545

PENNSYLVANIA (CONTINUED)

Conrad Weiser Area School District:

    6.05%, 12/15/2004
        (Insured; MBIA)                                                                   980,000                       1,078,137

    6.30%, 12/15/2006
        (Insured; MBIA)
        (Prerefunded 12/15/2004)                                                        1,000,000 (b)                   1,105,740

    5.20%, 12/15/2010
        (Insured; MBIA)                                                                 1,000,000                       1,081,120

    5.25%, 12/15/2014
        (Insured; MBIA)                                                                 3,890,000                       4,068,318

Cumberland County Municipal
    Authority, College Revenue:

        (Dickerson College):

            5.25%, 11/1/2008
                 (Insured; AMBAC)                                                       1,000,000                       1,124,440

            5.25%, 11/1/2009
                 (Insured; AMBAC)                                                       1,170,000                       1,318,134

        (Messiah College) 5.50%,
            10/1/2006 (Insured; AMBAC)                                                  5,760,000                       6,438,989

Delaware County 5.50%, 10/1/2015                                                          280,000                         300,009

Delaware County Authority,
    College Revenue:

        (Haverford College):

            5.875%, 11/15/2021                                                          1,500,000                       1,661,985

            5.75%, 11/15/2025                                                           3,000,000                       3,250,860

Delaware County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project)
    5.20%, 4/1/2021                                                                     4,565,000                       4,800,600

Delaware County Regional Water
    Quality Control Authority,
    Sewer Revenue 4.75%,
    5/1/2010 (Insured; FGIC)                                                            1,945,000                       2,109,255

Downingtown Area School District:

    4.50%, 3/1/2007                                                                     1,000,000                       1,073,730

    5.25%, 2/1/2008                                                                     4,870,000                       5,410,083

    5.375%, 2/1/2009                                                                    5,020,000                       5,631,938

Exeter Township School District:

    5.85%, 5/15/2009 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,000,000 (b)                   1,072,370

    5.15%, 5/15/2010 (Insured; FGIC)                                                    2,500,000                       2,693,400

Fleetwood Area School Authority
    5.70%, 4/1/2006 (Insured; FGIC)                                                     1,160,000                       1,295,198

Fleetwood Area School District
    5%, 4/1/2011 (Insured; FGIC)                                                        1,500,000                       1,653,300

Fox Chapel Area School District
    5.50%, 8/15/2008                                                                    1,500,000                       1,549,065

Geisinger Authority, Health System
    Revenue 5.80%, 7/1/2003                                                               740,000                         767,306


86


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Hampton Township School District
    6%, 8/15/2007 (Insured; FGIC)                                                       1,000,000                       1,020,370

Harrisburg Authority, School Revenue:

    5%, 9/1/2005 (Insured; FGIC)                                                        1,070,000                       1,162,287

    Harrisburg Project:

        5%, 4/1/2008 (Insured; FGIC)                                                    1,000,000                       1,101,220

        5%, 4/1/2009 (Insured; FGIC)                                                    1,000,000                       1,102,670

        5%, 4/1/2010 (Insured; FGIC)                                                    2,500,000                       2,750,500

Hazleton Area School District:

    6.50%, 3/1/2006 (Insured; FSA)                                                      1,155,000                       1,313,974

    6.50%, 3/1/2007 (Insured; FSA)                                                      1,000,000                       1,158,810

    6.50%, 3/1/2008 (Insured; FSA)                                                      1,300,000                       1,525,121

Hazleton City Authority, Water
    Revenue 5.75%,4/1/2006
    (Insured; FGIC)                                                                       570,000                         635,955

Health Care Facilities Authority of
    Sayre, Revenue (Guthrie Health
    Issue) 5.75%, 12/1/2021                                                             2,000,000                       2,031,860

Kennett Consolidated
    School District, GO

    5.50%, 2/15/2015
    (Insured; FGIC)                                                                     1,310,000                       1,461,816

Lancaster County Solid Waste
    Management Authority, RRR:

    5.25%, 12/15/2008
        (Insured; AMBAC)                                                                3,940,000                       4,306,341

    5.25%, 12/15/2009
        (Insured; AMBAC)                                                                4,230,000                       4,615,776

    5.25%, 12/15/2010
        (Insured; AMBAC)                                                                2,000,000                       2,168,220

Lancaster County Vocational-Technical
    School Authority, LR:

    5.25%, 2/15/2009 (Insured; FGIC)                                                    1,000,000                       1,115,340

    5.25%, 2/15/2010 (Insured; FGIC)                                                    1,500,000                       1,672,545

Lancaster School District

    5.50%, 5/15/2006 (Insured; FGIC)
    (Prerefunded 5/15/2004)                                                             1,000,000 (b)                   1,066,490

Lehigh County General Purpose
    Authority, Revenue:

    (Lehigh Valley Hospital):

        5.75%, 7/1/2004
            (Insured; MBIA)                                                             1,140,000                       1,224,269

        5.75%, 7/1/2005
            (Insured; MBIA)                                                             1,200,000                       1,318,728

        5.75%, 7/1/2006
            (Insured; MBIA)                                                             1,270,000                       1,417,815

Lehigh County Industrial Development
    Authority, PCR (Pennsylvania Power
    and Light Co. Project) 6.40%,
    11/1/2021 (Insured; MBIA)                                                           1,750,000                       1,796,987

PENNSYLVANIA (CONTINUED)

Manheim Central School District:

    5.40%, 5/15/2004 (Insured; FGIC)                                                      650,000                         692,126

    5.90%, 5/15/2008 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,060,000 (b)                   1,137,603

    6%, 5/15/2009 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,175,000 (b)                   1,262,996

Montgomery County:

    5%, 9/15/2010                                                                       1,165,000                       1,296,470

    5%, 9/15/2011                                                                       2,155,000                       2,401,015

Montgomery County Higher
    Education and Health Authority, HR
    (Abington Memorial Hospital)
    5%, 6/1/2007 (Insured; AMBAC)                                                       2,940,000                       3,213,244

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project):

        5.20%, 10/1/2030                                                                2,500,000                       2,629,025

        5.30%, 10/1/2034                                                                1,500,000                       1,577,310

Muhlenberg School District
    5.375%, 4/1/2015                                                                    1,000,000                       1,104,780

North Allegheny School District
    6.25%,  11/1/2007
    (Insured; AMBAC)                                                                    2,700,000                       2,721,438

North Pennsylvania School District
    5.50%, 3/1/2006                                                                     1,350,000                       1,493,384

North Pennsylvania School District
    Authority, School Revenue

    (Mongomery and Bucks County)
    6.20%, 3/1/2007                                                                       960,000                       1,074,154

North Wales Water Authority,
    Water Revenue 5.40%,
    11/1/2010 (Insured; FGIC)                                                           1,000,000                       1,086,150

Northampton County Higher Education

  Authority,Revenue (Lehigh

    University) 5.50%, 11/15/2011                                                       2,500,000                       2,868,275

Northeastern Hospital and Education
    Authority, College Revenue (Luzerne
    County Community College):

        5.25%, 8/15/2006
            (Insured; MBIA)                                                             1,115,000                       1,235,097

        5.25%, 8/15/2007
            (Insured; MBIA)                                                             1,170,000                       1,307,171

Northwestern Lehigh School District:

    5%, 3/15/2008 (Insured; FSA)                                                        1,190,000                       1,309,583

    5%, 3/15/2009 (Insured; FSA)                                                        1,190,000                       1,311,451

    5%, 3/15/2010 (Insured; FSA)                                                        1,245,000                       1,369,126

Owen J. Roberts School District, GO
    5.50%, 8/15/2018 (Insured; FSA)                                                     1,440,000                       1,580,587


                                                                                                                 The Funds   87


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Parkland School District:

    5.25%, 9/1/2011 (Insured; FGIC)                                                     2,220,000                       2,498,632

    5.375%, 9/1/2014 (Insured; FGIC)                                                    3,110,000                       3,535,168

    5.375%, 9/1/2016 (Insured; FGIC)                                                    1,490,000                       1,684,907

Penn Manor School District:

    5.20%, 6/1/2012 (Insured; FGIC)
        (Prerefunded 6/1/2006)                                                            355,000 (b)                     391,771

    5.20%, 6/1/2012 (Insured; FGIC)                                                       395,000                         426,000

Pennsbury School District:

    6.10%, 8/15/2004 (Insured; FGIC)                                                    1,000,000                       1,087,180

    6.65%, 8/15/2009 (Insured; FGIC)
        (Prerefunded 8/15/2004)                                                         1,000,000 (b)                   1,097,750

Pennsylvania:

    5.30%, 5/1/2005                                                                     1,000,000                       1,068,360

    5.25%, 6/15/2005                                                                    3,000,000                       3,132,120

    5.375%, 11/15/2005
        (Insured; FGIC)                                                                 2,000,000                       2,207,240

    5.50%, 1/15/2006
        (Insured; MBIA)                                                                 6,000,000                       6,615,600

    5%, 6/1/2006 (Insured; MBIA)                                                        1,500,000                       1,641,255

    5.375%, 5/15/2009
        (Insured; FGIC)                                                                 3,000,000                       3,292,350

    5.25%, 10/15/2009                                                                  10,000,000                      11,259,200

    5.25%, 10/15/2010                                                                  10,000,000                      11,239,200

    5.25%, 2/1/2011                                                                     7,850,000                       8,780,304

    6%, 1/15/2012                                                                       2,500,000                       2,882,750

    5.50%, 2/1/2014 (Insured; FGIC)                                                    10,000,000                      11,477,800

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

        (Drexel University) 5.625%,
            5/1/2014 (Insured; MBIA)                                                    2,000,000                       2,087,580

        (Lafayette College Project)
            6%, 5/1/2030                                                                5,000,000                       5,435,950

        (State Systems):

            5.25%, 6/15/2004
                 (Insured; AMBAC)                                                       1,000,000                       1,063,800

            5.20%, 6/15/2007
                 (Insured; AMBAC)                                                       1,000,000                       1,058,960

            5.30%, 6/15/2008
                 (Insured; AMBAC)                                                       3,200,000                       3,380,480

            5.75%, 6/15/2010
                 (Insured; AMBAC)                                                       3,045,000                       3,511,890

        (State Systems Higher Education):

            5%, 6/15/2009
                 (Insured; AMBAC)                                                       2,665,000                       2,946,184

            5%, 6/15/2010
                 (Insured; AMBAC)                                                       2,785,000                       3,070,602

            5%, 6/15/2011
                 (Insured; AMBAC)                                                       2,935,000                       3,241,003

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational
  Facilities Authority, Revenue (continued):

        (Temple University)
            5.25%, 4/1/2014
                 (Insured; MBIA)                                                        2,500,000                       2,683,450

        (University of Scranton)
            5.75%, 11/1/2016
                 (Insured; AMBAC)                                                       1,690,000                       1,898,833

        (UPMC Health System):

            5%, 1/15/2010                                                               1,630,000                       1,698,770

            5.125%, 1/15/2011                                                           1,550,000                       1,624,059

            5.25%, 8/1/2012
                 (Insured; FSA)                                                         3,000,000                       3,265,470

            6%, 1/15/2022                                                               2,500,000                       2,606,225

        College and University:

            (Allegheny College Project)
                 6.10%, 11/1/2008
                     (Insured; MBIA)                                                    2,900,000                       3,099,143

            (Bryn Mawr College) 5.25%,
                 12/1/2012 (Insured; AMBAC)                                             3,000,000                       3,386,760

            (College of Pharmacy and
                 Science) 5.35%, 11/1/2011
                     (Insured; MBIA)                                                    2,000,000                       2,164,600

            (Drexel University):

                 5.50%, 5/1/2006
                     (Insured; MBIA)                                                    1,600,000                       1,775,072

                 5.50%, 5/1/2007
                     (Insured; MBIA)                                                    1,275,000                       1,430,703

                 5.30%, 5/1/2010
                     (Insured; MBIA)                                                    3,910,000                       4,279,730

            (University of Pennsylvania):

                 5.30%, 9/1/2006                                                        1,000,000                       1,082,480

                 5.40%, 9/1/2007                                                        2,000,000                       2,182,540

        Health Services:

            (University of Pennsylvania):

                 5.60%, 1/1/2005                                                        2,750,000                       2,902,983

                 6%, 1/1/2005                                                           3,500,000                       3,754,275

                 5.80%, 1/1/2007                                                        2,000,000                       2,098,460

                 6%, 1/1/2010                                                           3,000,000                       3,125,400

                 5.60%, 11/15/2010                                                      2,000,000                       2,206,440

                 5.875%, 1/1/2015                                                       2,000,000                       2,079,340

Pennsylvania Housing Finance Agency:

  (Rental Housing):

        5.15%, 1/1/2003                                                                   800,000                         809,608

        5.45%, 7/1/2006                                                                 2,400,000                       2,491,752

    (Single Family Mortgage):

        5.20%, 10/1/2003                                                                1,000,000                       1,039,150

        5.30%, 10/1/2004                                                                1,970,000                       2,096,100

        5.35%, 10/1/2009                                                                1,165,000                       1,246,876

        5.45%, 10/1/2010                                                                3,025,000                       3,213,669


88

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing Finance Agency:

  (Single Family Mortgage) (continued):

        5.50%, 10/1/2011                                                                1,325,000                       1,402,062

        5.55%, 10/1/2012                                                                3,060,000                       3,234,114

        5.75%, 10/1/2013                                                                5,040,000                       5,351,724

        5.45%, 10/1/2014                                                                1,000,000                       1,025,510

        6%, 10/1/2015                                                                   3,045,000                       3,209,460

        5.40%, 10/1/2027                                                                  410,000                         423,292

Pennsylvania Industrial Development
    Authority, EDR:

        5.50%, 7/1/2005
            (Insured; AMBAC)                                                            3,000,000                       3,285,840

        6%, 7/1/2008 (Insured; AMBAC)                                                   5,600,000                       6,463,856

        5.80%, 1/1/2009
            (Insured; AMBAC)                                                            5,000,000                       5,704,600

        5.50%, 7/1/2012
            (Insured; AMBAC)                                                            5,335,000                       6,108,628

Pennsylvania Infrastructure
    Investment Authority, Revenue

        (Pennvest Loan Pool):

            5.55%, 9/1/2004                                                               600,000                         634,548

            5.75%, 9/1/2006                                                             1,000,000                       1,050,310

            5.85%, 9/1/2008                                                             1,000,000                       1,044,990

Pennsylvania State University
    5%, 3/1/2009                                                                        3,000,000                       3,304,590

Pennsylvania Turnpike
    Commission, Revenue:

        5.70%, 12/1/2006
            (Insured; FGIC)                                                             1,750,000                       1,802,693

        5.80%, 12/1/2007
            (Insured; MBIA)                                                             1,000,000                       1,030,360

        5.90%, 12/1/2008
            (Insured; FGIC)                                                             1,500,000                       1,544,910

        5%, 6/1/2009
            (Insured; FGIC)                                                             3,275,000                       3,618,777

        6%, 12/1/2009
            (Insured; AMBAC)                                                            1,500,000                       1,545,675

        5%, 6/1/2011
            (Insured; FGIC)                                                             3,000,000                       3,311,580

        5.50%, 12/1/2011
            (Insured; FGIC)                                                             2,510,000                       2,881,254

        5.50%, 12/1/2012
            (Insured; FGIC)                                                             2,000,000                       2,296,440

        5.50%, 6/1/2015                                                                 1,500,000                       1,673,520

    Oil Franchise Tax 5.50%,
        12/1/2006 (Insured; AMBAC)                                                      2,305,000                       2,592,157

Perkiomen Valley School District:

    5.25%, 3/1/2013 (Insured; FSA)                                                      1,230,000                       1,356,210

    5.25%, 3/1/2014 (Insured; FSA)                                                      1,290,000                       1,411,583

PENNSYLVANIA (CONTINUED)

Philadelphia:

    5.25%, 3/15/2011 (Insured; FSA)                                                     3,500,000                       3,860,500

    5.25%, 3/15/2012 (Insured; FSA)                                                       235,000                         257,478

    5.25%, 3/15/2013 (Insured; FSA)                                                     2,000,000                       2,179,140

    5.25%, 3/15/2014 (Insured; FSA)                                                     1,000,000                       1,082,930

    Water and Wastewater Revenue:

        5.625%, 6/15/2009
            (Insured; AMBAC)                                                            5,000,000                       5,710,050

        5.25%, 12/15/2012
            (Insured; AMBAC)                                                           10,000,000                      11,275,000

Philadelphia Authority for Industrial
    Development, Revenue:

        (Girard Estates Facilities Leasing
            Project) 5%, 5/15/2019                                                      2,400,000                       2,452,800

        (Long Term Care FFE/Maplewood)

            8%, 1/1/2024
            (Prerefunded 7/1/2004)                                                      2,915,000 (b)                   3,298,118

Philadelphia Hospital and Higher
    Education Facilities Authority:

        HR (Children's Hospital of
            Philadelphia)
                 5.375%, 2/15/2014                                                      2,700,000                       2,754,648

        Revenue (Jefferson Health
            System) 5.50%, 5/15/2008                                                    1,000,000                       1,100,170

Philadelphia Parking Authority,
    Parking Revenue:

        5.25%, 2/1/2013
            (Insured; AMBAC)                                                            1,935,000                       2,103,442

        5.25%, 2/1/2014
            (Insured; AMBAC)                                                            2,040,000                       2,204,281

    Airport:

        5.50%, 9/1/2005
            (Insured; AMBAC)                                                            1,800,000                       1,977,462

        5.75%, 9/1/2009
            (Insured; AMBAC)                                                            2,255,000                       2,586,553

Philadelphia School District:

    5%, 10/1/2008 (Insured; MBIA)                                                      10,000,000                      11,079,500

    5.75%, 2/1/2011 (Insured; FSA)                                                      3,000,000                       3,458,910

    5.75%, 2/1/2013 (Insured; FSA)                                                      3,000,000                       3,412,260

    5.25%, 4/1/2014 (Insured; MBIA)                                                     2,500,000                       2,686,025

    5.50%, 2/1/2017 (Insured; FSA)                                                      1,770,000                       1,946,699

    5.50%, 2/1/2019 (Insured; FSA)                                                      1,310,000                       1,419,568

Pittsburgh School District:

    5.50%, 9/1/2016 (Insured; FSA)                                                      2,000,000                       2,288,000

    5.50%, 9/1/2017 (Insured; FSA)                                                      2,000,000                       2,278,820

    5.50%, 9/1/2018 (Insured; FSA)                                                      1,000,000                       1,134,690

Rose Tree Media School District
    5.30%, 2/15/2009 (Insured; FGIC)                                                      425,000                         444,584


                                                                                                                 The Funds 89

STATEMENT OF INVESTEMNTS (CONTINUED)


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Scranton-Lackawanna Health and
  Welfare Authority, Revenue:

     (Community Medical Center Project):

            5.50%, 7/1/2010
                 (Insured; MBIA)                                                        3,035,000                       3,349,638

            5.50%, 7/1/2011
                 (Insured; MBIA)                                                        3,195,000                       3,505,011

        (Mercy Health) 5.25%, 1/1/2005
            (Insured; MBIA)                                                             2,435,000                       2,610,344

        (University of Scranton Project):

            5.50%, 11/1/2006
                 (Insured; AMBAC)                                                       2,295,000                       2,576,069

            5.50%, 11/1/2007
                 (Insured; AMBAC)                                                       3,040,000                       3,446,114

Southeastern Pennsylvania
    Transportation Authority,
    Special Revenue:

        5.90%, 3/1/2010 (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                      2,125,000 (b)                   2,346,446

        5.90%, 3/1/2010 (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                        125,000 (b)                     138,026

Springfield School District
    (Delaware County):

        4.75%, 3/15/2010 (Insured; FSA)                                                 1,145,000                       1,240,321

        4.75%, 3/15/2011 (Insured; FSA)                                                   880,000                         953,498

        4.75%, 3/15/2012 (Insured; FSA)                                                 1,085,000                       1,173,601

State Public School Building Authority,
    College Revenue:

        (Northampton Community College)

            6%, 4/1/2009 (Insured; MBIA)
                 (Prerefunded 4/1/2004)                                                 1,000,000 (b)                   1,069,360

        (Montgomery Community
            College Project):

                 5.85%, 5/1/2010
                     (Insured; MBIA)
                     (Prerefunded 11/1/2004)                                            1,010,000 (b)                   1,101,031

                 5.75%, 5/1/2011
                     (Prerefunded 11/1/2004)                                            1,000,000 (b)                   1,088,680

        (Harrisburg Community College)
            5.10%, 10/1/2006
                 (Insured; MBIA)                                                        1,000,000                       1,104,880

        (Westmoreland County
            Community College)
            5.45%, 10/15/2011
            (Insured; MBIA)
            (Prerefunded 10/15/2005)                                                    1,000,000 (b)                   1,103,280

Stroudsburg Area School District:

    5.30%, 10/1/2007 (Insured;
        FGIC) (Prerefunded 10/1/2005)                                                   1,475,000 (b)                   1,620,405

PENNSYLVANIA (CONTINUED)

Stroudsburg Area School
  District (continued):

        5.45%, 10/1/2008 (Insured; FGIC)
            (Prerefunded 10/1/2005)                                                     2,340,000 (b)                   2,581,137

Swarthmore Borough Authority,
    College Revenue:

        5.70%, 9/15/2003
            (Prerefunded 9/15/2002)                                                       815,000 (b)                     832,791

        5.50%, 9/15/2011                                                               17,500,000                      20,039,250

        5.25%, 9/15/2016                                                                1,000,000                       1,092,570

        5.25%, 9/15/2017                                                                1,000,000                       1,084,010

Tredyffrin-Easttown School District
    5.25%, 8/1/2010                                                                     1,970,000                       2,211,660

Trinity Area School District
    5.45%, 11/1/2009 (Insured; FGIC)                                                    2,000,000                       2,082,020

University Area Joint Authority,
    Sewer Revenue 5%, 11/1/2011
    (Insured; MBIA)                                                                     1,430,000                       1,584,512

Upper Darby School District
    5%, 2/15/2010 (Insured; AMBAC)                                                      1,100,000                       1,208,603

Upper Merion Municipal Utilities
    Authority, Sewer Revenue

    5.30%, 8/15/2004                                                                    1,545,000                       1,598,426

Upper Saint Clair Township School
    District 5.20%, 7/15/2027                                                           7,000,000                       7,091,770

Wallenpaupack Area School District:

    5.50%, 3/1/2007 (Insured; FGIC)                                                     1,985,000                       2,220,242

    5.50%, 3/1/2008 (Insured; FGIC)                                                     2,090,000                       2,351,313

Warwick School District,
    Lancaster County 5.25%,
    2/15/2011 (Insured; FGIC)                                                           1,000,000                       1,118,990

Washington County Authority,
    LR 5.10%, 6/1/2004 (Insured; FGIC)                                                    800,000                         820,736

Washington County Industrial
    Development Authority,PCR (West
    Penn Power Co.-Mitchell Project)

    4.95%, 3/1/2003 (Insured; MBIA)                                                     1,000,000                       1,017,880

West Chester Area Municipal Authority,
    Water Revenue 5.75%, 1/1/2003                                                         260,000                         263,786

Wilkes-Barre Area School District

    6.10%, 4/1/2009 (Insured; FGIC)
    (Prerefunded 10/1/2004)                                                             1,000,000 (b)                   1,092,600

Wilson School District:

    5.375%, 5/15/2015 (Insured; FSA)                                                    1,785,000                       1,973,942

    5.375%, 5/15/2016 (Insured; FSA)                                                    1,500,000                       1,646,130

Wilson Area School District 5%,
    2/15/2011 (Insured; FGIC)                                                           1,910,000                       2,102,738



90




MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

York County Solid Waste and Refuse
    Authority, Solid Waste System
    Revenue 5.50%, 12/1/2014
    (Insured; FGIC)                                                                     1,000,000                       1,147,770

SOUTH CAROLINA--.3%

Greenville County School District,
  Installment Purchase Revenue

    (Building Equity Sooner Tomorrow)
    5.875%, 12/1/2018                                                                   2,000,000                       2,219,840

TEXAS--.3%

Cities of Dallas and Fort Worth,
    Dallas/Fort Worth International
    Airport, Joint Revenue Improvement
    5.50%, 11/1/2031 (Insured; FGIC)                                                    2,000,000                       2,057,120

North Texas Health Facilities
    Development Corp., HR (Regional
    Health Care System Inc. Project)

    5.25%, 9/1/2007 (Insured; MBIA)                                                       770,000                         847,862

VIRGINIA--.9%

Charles City County Industrial
    Development Authority, Solid Waste
    Disposal Facility Revenue (Waste
    Management Virginia Inc. Project)
    4.875%, 2/1/2009                                                                    7,600,000                       7,377,624

WEST VIRGINIA--.1%

West Virginia, College Revenue
    6%, 4/1/2006 (Insured; AMBAC)                                                       1,000,000                       1,045,850

WISCONSIN--.1%

Appleton Area School District
    6.75%, 2/15/2006                                                                      500,000                         570,780

U.S. RELATED--9.5%

Commonwealth of Puerto Rico,
  Public Improvement:

        5.50%, 7/1/2014
            (Insured; MBIA)                                                             7,500,000                       8,678,700

        5.50%, 7/1/2017
            (Insured; FGIC)                                                             5,000,000                       5,744,900

        5.50%, 7/1/2018
            (Insured; FGIC)                                                             9,545,000                      10,927,307

U.S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority,
  Power Revenue:

        5.25%, 7/1/2014
            (Insured; MBIA)                                                             7,875,000                       8,926,785

        5.25%, 7/1/2029 (Insured; FSA)                                                 15,575,000                      16,124,953

Puerto Rico Highway and
    Transportation Authority:

    (Highway Revenue):

    6.25%, 7/1/2008 Series Y
            (Insured; MBIA)                                                             1,295,000                       1,530,133

    6.25%, 7/1/2008 Series Z
            (Insured; MBIA)                                                             1,000,000                       1,181,570

    5.50%, 7/1/2013 (Insured; FSA)                                                      1,500,000                       1,741,335

    5.50%, 7/1/2013 (Insured; MBIA)                                                     4,000,000                       4,643,560

    Transportation Revenue
            5.25%, 7/1/2010                                                             4,000,000                       4,439,760

Puerto Rico Municipal Finance Agency:

    5.50%, 8/1/2007 (Insured; FSA)                                                      6,305,000                       7,178,432

    5.50%, 8/1/2009 (Insured; FSA)                                                      7,090,000                       8,154,138

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS
    (cost $768,012,915)                                                                                               817,477,327


SHORT-TERM                                                                              Principal
    MUNICIPAL INVESTMENTS--2.5%                                                         Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--.2%

New York City, VRDN 1.75%                                                                 800,000 (e)                     800,000

New York City Municipal Water Finance
    Authority, Water and Sever Systems
    Revenue, VRDN 1.85%                                                                 1,100,000 (e)                   1,100,000

NORTH DAKOTA--.1%

Grand Forks Health Care Facilities,
  Revenue, VRDN (United Hospital &
  United Health Resources)

    1.93% (LOC; Lasalle National Bank)                                                    700,000 (e)                     700,000

OHIO--.6%

Ohio Water Development Authority,
    Revenue, VRDN (Enviromental
    Mead Co.) 1.88% (LOC;
    Bank of America N.A.)                                                               5,200,000 (e)                   5,200,000



                                                                                                                 The Funds   91


STATEMENT OF INVESTMENTS (CONTINUED)


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                               Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--1.0%

Lehigh County General Purpose
  Authority, HR, VRDN:

        (Lehigh Valley Health) 1.88%
            (Insured; MBIA)                                                             2,000,000 (e)                   2,000,000

        (Lehigh Valley Hospital) 1.88%
            (Insured; AMBAC)                                                              300,000 (e)                     300,000

Pennsylvania Higher Educational
    Facilities Authority, Revenue, VRDN

    (University of Pennsylvania Health
    Services) 1.40% (LOC,
    JPMorgan Chase Bank)                                                                6,100,000 (e)                   6,100,000

TENNESSEE--.5%

Clarksville Public Building
    Authority, Revenue, Pooled
    Financing, VRDN (Tennessee
    Municipal Bond Fund)
    1.85% (LOC; Bank of America N.A.)                                                     900,000 (e)                     900,000

TENNESSEE (CONTINUED)

Montgomery County Public Building
    Authority, Revenue, Pooled Financing,
    VRDN (Tennessee County Loan Pool)
    1.85% (LOC; Bank of America N.A.)                                                   3,000,000 (e)                   3,000,000

TEXAS--.1%

Angelina and Neches River Authority,
    Industrial Development Corp., Solid
    Waste Revenue, VRDN  (Westvaco-Teec
    Inc.) 1.95%  (LOC; Wells Fargo Bank)                                                  800,000 (e)                     800,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $20,900,000)                                                                                                 20,900,000


TOTAL INVESTMENTS
    (cost $788,912,915)                                                                    100.0%                     838,377,327

CASH AND RECEIVABLES (NET)                                                                   0.0%                          25,714

NET ASSETS                                                                                 100.0%                     838,403,041


92


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC       American Municipal Bond Assurance Corporation                      LOC         Letter of Credit

EDR         Economic Development Revenue                                       LR          Lease Revenue

FGIC        Financial Guaranty Insurance Company                               PCR         Pollution Control Revenue

FSA         Financial Security Assurance                                       RRR         Resource Recovery Revenue

GO          General Obligation                                                 SFMR        Single Family Mortgage Revenue

HR          Hospital Revenue                                                   VRDN        Variable Rate Demand NoteS

MBIA        Municipal Bond Investors Assurance Insurance Corporation



Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's                Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 65.1

AA                             Aa                                    AA                                  22.6

A                              A                                     A                                    7.2

BBB                            Baa                                   BBB                                  1.4

BB                             Ba                                    BB                                    .1

F-1                            MIG1/P1                               SP1/A1                               2.5

Not Rated (f)                  Not Rated (f)                         Not Rated (f)                        1.1

                                                                                                        100.0

(A)  ZERO COUPON UNTIL A SPECIFIED  DATE, AT WHICH TIME,  THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  SUBJECT TO INTEREST RATE CHANGE ON NOVEMBER 1, 2011.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S, AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT  AUGUST  31,  2002,  THE FUND HAD  $220,805,112  (26.3%  OF NET  ASSETS)
     INVESTED  IN  SECURITIES  WHOSE  PAYMENT OF  PRINCIPAL  IS  DEPENDENT  UPON
     REVENUES GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Funds   93



STATEMENT OF FINANCIAL FUTURES


August 31, 2002

                                                                  Market Value                                        Unrealized
                                                                    Covered by                                     (Depreciation)
                                                 Contracts       Contracts ($)                 Expiration       at 8/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (SHORT)

U.S.Treasury 5 Year Note                               10            1,120,313             September 2002               (23,113)

SEE NOTES TO FINANCIAL STATEMENTS.



94



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             MPAM           MPAM        MPAM             MPAM           MPAM
                                                           Large Cap       Income      Mid Cap         Small Cap    International
                                                          Stock Fund     Stock Fund   Stock Fund       Stock Fund        Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--
  See Statement of Investments--Note 2(c)((+))         1,381,703,644     407,358,153   839,902,034     354,472,770    539,731,070

Cash                                                              --             --        490,087         539,567        831,712

Cash denominated in foreign currencies                            --             --           --             --         4,605,150

Receivable for investment securities sold                 30,843,558       1,415,338          --             --         2,137,319

Dividends receivable                                       2,421,163       1,055,827       648,713         130,541      1,685,122

Collateral for securities loaned--Note 2(b)                       --          41,600    33,665,644       3,737,290     44,517,235

Interest receivable                                            1,170             --         44,280          18,802         58,490

Prepaid expenses                                              23,541          9,022         24,871          15,647         15,752

                                                       1,414,993,076     409,879,940   874,775,629     358,914,617    593,581,850

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3        797,871        238,130        531,671         264,581        477,413

Due to Administrator--Note 3                                 172,522         50,872        103,272          43,263         65,811

Cash overdraft due to Custodian                            1,327,577        674,473           --               --            --

Payable for investment securities purchased               22,508,974      1,377,317           --               --       2,067,720

Payable for shares of Beneficial Interest redeemed           279,656           --          545,450          66,613        245,892

Liability for securities loaned--Note 2(b)                        --         41,600     33,665,644       3,737,290     44,517,235

Accrued expenses and other liabilities                        58,475         36,601        118,742          73,152         53,709

                                                          25,145,075      2,418,993     34,964,779       4,184,899     47,427,780

NET ASSETS ($)                                         1,389,848,001    407,460,947    839,810,850     354,729,718    546,154,070

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                         1,334,633,483   342,321,763    817,566,854     398,715,341    610,477,479

Accumulated undistributed investment income--net             542,618        103,383      1,332,130            --        6,600,242

Accumulated net realized gain (loss) on investments     (122,840,081)     1,858,128    (15,609,447)    (21,687,640)         --

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                               --            --           --               --      (18,745,804)

Accumulated net unrealized appreciation
  (depreciation) on investments                          177,511,981     63,177,673     36,521,313     (22,297,983)         --

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions              --             --             --             --       (52,177,847)



NET ASSETS ($)                                         1,389,848,001    407,460,947    839,810,850     354,729,718    546,154,070

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                       1,389,044,956    406,875,149    839,075,079     350,872,797    543,566,338

  Shares Outstanding                                     178,655,812     49,356,737     84,623,426      32,039,026     49,280,049

  NET ASSET VALUE PER SHARE ($)                                 7.77           8.24           9.92           10.95          11.03

INVESTOR SHARES

  Net Assets ($)                                             803,045        585,798        735,771       3,856,921       2,587,732

  Shares Outstanding                                         103,286         70,976         74,303         353,755         228,204

  NET ASSET VALUE PER SHARE ($)                                 7.77           8.25           9.90           10.90           11.34

((+))  INVESTMENTS AT COST ($)                         1,204,191,663    344,180,480    803,380,721      376,770,753    591,981,426

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                The Funds   95




STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                                                                               MPAM         MPAM            MPAM          MPAM
                                                                           Emerging     Balanced            Bond   Intermediate
                                                                       Markets Fund         Fund            Fund     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))      141,598,193   372,353,749     978,095,927  436,205,687

Cash                                                                        598,519           --           --              --

Cash denominated in foreign currencies                                    4,570,447           --           --              --

Collateral for securities loaned--Note 2(b)                                 442,455    27,652,920      210,996,697  160,367,721

Dividends receivable                                                        194,740       257,194           --              --

Receivable for investment securites sold                                         --     3,613,873        5,358,916          --

Interest receivable                                                           1,327     1,741,165        9,255,944     5,012,989

Paydowns receivable                                                              --       138,418          691,830           --

Prepaid expenses                                                             14,619        23,472           57,329        18,226

                                                                        147,420,300   405,780,791     1,204,456,643  601,604,623

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                       181,351       155,176          319,629       145,683

Due to Administrator--Note 3                                                 17,172        38,105          119,980        53,722

Cash overdraft due to Custodian                                                  --       745,489        3,480,724     1,393,529

Liability for securities loaned--Note 2(b)                                  442,455    27,652,920      210,996,697   160,367,721

Payable for investment securities purchased                                 873,085     4,760,281       17,108,349     1,772,935

Payable for shares of Beneficial Interest redeemed                           38,130       127,200        2,468,081       571,166

Net unrealized (depreciation) on forward currency
  exchange contracts--Note 2(f)                                                  16            --             --              --

Accrued expenses and other liabilities                                       39,295         47,748         100,290         60,615

                                                                          1,591,504     33,526,919     234,593,750    164,365,371

NET ASSETS ($)                                                          145,828,796    372,253,872     969,862,893    437,239,252

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                         150,073,252    373,953,546     950,871,919    423,537,316

Accumulated undistributed investment income--net                          1,197,681        288,205         101,255        121,563

Accumulated net realized gain (loss) on investments                              --    (11,700,694)      1,764,305      3,138,322

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                       2,245,355           --             --              --

Accumulated net unrealized appreciation
  (depreciation) on investments                                                  --      9,712,815      17,125,414     10,442,051

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      (7,687,492)             --              --          --

NET ASSETS ($)                                                          145,828,796    372,253,872     969,862,893    437,239,252

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                        145,144,450    372,089,340     966,170,033    437,118,660

  Shares Outstanding                                                     11,774,742     36,209,592      74,604,196     33,518,796

  NET ASSET VALUE PER SHARE ($)                                               12.33          10.28           12.95          13.04

INVESTOR SHARES

  Net Assets ($)                                                            684,346        164,532       3,692,860        120,592

  Shares Outstanding                                                         55,298         16,027         285,423         9216.1

  NET ASSET VALUE PER SHARE ($)                                               12.38          10.27           12.94          13.08

((+))  INVESTMENTS AT COST ($)                                          149,236,219    362,640,934     960,970,513    425,763,636

SEE NOTES TO FINANCIAL STATEMENTS.


96


                                                                               MPAM         MPAM            MPAM            MPAM
                                                                         Short-Term      National        National   Pennsylvania
                                                                               U.S.  Intermediate      Short-Term   Intermediate
                                                                         Government     Municipal       Municipal      Municipal
                                                                    Securities Fund     Bond Fund       Bond Fund      Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))      109,618,815    564,025,086    140,253,200    838,377,327

Cash on Initial Margin                                                           --        540,000         10,000         10,000

Collateral for securities loaned--Note 2(b)                              28,714,824             --            --              --

Interest receivable                                                         714,374       6,045,303      1,571,093     10,564,018

Paydowns receivable                                                          53,003  --         --              --

Receivable for investment securites sold                                         --         415,806           --              --

Prepaid expenses                                                             13,979          27,372         15,939         20,012

                                                                        139,114,995     571,053,567    141,850,232    848,971,357

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                        26,775         163,158         31,331        353,409

Due to Administrator--Note 3                                                 13,268          50,145         16,674        103,689

Cash overdraft due to Custodian                                             209,644       1,612,758        223,766      2,653,008

Liabilities for securities loaned--Note 2(b)                             28,714,824             --             --            --

Payable for investment securities purchased                               1,504,000      13,083,788      2,852,847      7,000,000

Payable for shares of Beneficial Interest redeemed                               --            --           10,000        359,561

Payable for futures variation margin--Note 2(d)                                  --            781           1,563          1,563

Accrued expenses and other liabilities                                       40,659         75,943          43,116         97,086

                                                                         30,509,170     14,986,573       3,179,297     10,568,316

NET ASSETS ($)                                                          108,605,825    556,066,994     138,670,935    838,403,041

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                         106,385,675    525,278,437     134,432,710    789,845,706

Accumulated undistributed investment income--net                             10,024         57,434          11,554         90,184

Accumulated net realized gain (loss) on investments                         117,118        618,397         197,779       (974,148)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($11,556), ($18,906) and
  ($23,113) net unrealized (depreciation) on financial
  futures for MPAM National Intermediate Municipal Bond
  Fund, MPAM National Short-Term Municipal Bond Fund,
  and MPAM Pennsylvania Intermediate Municipal
  Bond Fund, respectively]                                                2,093,008     30,112,726       4,028,892     49,441,299

NET ASSETS ($)                                                          108,605,825    556,066,994     138,670,935    838,403,041

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                        108,604,759    555,157,514     138,669,878    837,440,518

  Shares Outstanding                                                      8,393,130     41,914,474      10,742,330     63,690,544

  NET ASSET VALUE PER SHARE ($)                                               12.94          13.25           12.91          13.15
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                           1,066.43         909,480          1,057        962,523

  Shares Outstanding                                                         82.477          68,705         81.876         73,239

  NET ASSET VALUE PER SHARE ($)                                               12.93           13.24          12.91          13.14
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                          107,525,807     533,900,804     136,205,402    788,912,915

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Funds    97



STATEMENT OF OPERATIONS

Year ended August 31, 2002

                                                                    MPAM       MPAM           MPAM           MPAM          MPAM
                                                               Large Cap      Income        Mid Cap      Small Cap  International
                                                              Stock Fund  Stock Fund     Stock Fund     Stock Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $58,031, $56,108, $1,148 and
  $1,320,479 foreign taxes withheld at source for
  MPAM Large Cap Stock Fund, MPAM Income
  Stock Fund, MPAM Small Cap Stock Fund and
  MPAM International Fund, respectively)                      22,693,506    10,653,547     10,279,218     2,063,707    10,680,395

Interest                                                         267,261       136,361        686,443       188,209       475,011

Income on securities lending                                      16,783         3,880        145,694        62,951       589,119

TOTAL INCOME                                                  22,977,550    10,793,788     11,111,355     2,314,867    11,744,525

EXPENSES:

Investment advisory fee--Note 3(a)                            10,900,495     3,480,946      6,628,931     2,521,508     3,773,207

Administration fee--Note 3(a)                                  2,433,274       777,121      1,282,080       431,147       644,017

Custodian fees--Note 3(b)                                        126,425        51,409         82,579       106,615       466,650

Trustees' fees and expenses--Note 3(c)                            81,103        27,255         42,250        14,030        24,354

Legal fees                                                        46,813        17,391         67,601        23,197        12,869

Registration fees                                                 29,844        30,899         29,436        52,393        32,182

Auditing and tax fees                                             20,042        13,301         25,394        17,167        17,148

Prospectus and shareholders' reports                              14,946         1,453         47,824        25,714         9,264

Shareholder servicing costs--Note 3(b)                             3,316           700            461        12,012         1,830

Miscellaneous                                                     10,956         5,743          9,052         3,782           730

TOTAL EXPENSES                                                13,667,214     4,406,218      8,215,608     3,207,565      4,982,251

Less--reduction in administration fee
  due to undertaking--Note 3(a)                                       --          --            --          (72,710)      (319,446)

NET EXPENSES                                                  13,667,214     4,406,218      8,215,608     3,134,855      4,662,805

INVESTMENT INCOME (LOSS)--NET                                  9,310,336     6,387,570      2,895,747     (819,988)      7,081,720


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                    (118,476,281)     2,828,165    (6,113,849)       897,383          --

Net realized gain (loss) on investments
  and foreign currency transactions                                   --           --          --              --     (17,698,888)

Net realized gain (loss) on forward
  currency exchange contracts                                         --           --           --             --         376,821

NET REALIZED GAIN (LOSS)                                   (118,476,281)     2,828,165    (6,113,849)       897,383   (17,322,067)

Net unrealized appreciation (depreciation) on investments  (175,896,171)  (87,193,428)  (104,384,435)   (33,300,134)         --

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                       --          --           --             --      (29,063,066)

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                    (294,372,452)  (84,365,263)  (110,498,284)  (32,402,751)   (46,385,133)

NET (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                (285,062,116)  (77,977,693)  (107,602,537)  (33,222,739)   (39,303,413)

SEE NOTES TO FINANCIAL STATEMENTS.


98


                                                                                   MPAM          MPAM        MPAM            MPAM
                                                                               Emerging      Balanced        Bond     Intermediate
                                                                           Markets Fund         Fund         Fund       Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $193,858 and $5,539 foreign taxes
  withheld at source for MPAM Emerging Markets Fund
  and MPAM Balanced Fund, respectively)                                       2,891,333     2,622,683          --           --

Interest                                                                         64,893    11,091,998    53,132,477     22,094,697

Income on securities lending                                                      9,621        23,582       140,761        100,888

TOTAL INCOME                                                                  2,965,847    13,738,263    53,273,238     22,195,585

EXPENSES:

Investment advisory fee--Note 3(a)                                            1,062,878     1,854,874     3,703,474      1,652,812

Administration fee--Note 3(a)                                                   134,036       491,114     1,342,869        599,620

Custodian fees--Note 3(b)                                                       270,044        46,797        84,711         39,272

Registration fees                                                                29,906        24,889        54,964         35,132

Auditing and tax fees                                                            21,154        24,622        17,298         17,144

Prospectus and shareholders' reports                                             14,263        12,573        19,845         13,683

Legal fees                                                                        5,713        14,633       119,864         24,833

Trustees' fees and expenses--Note 3(c)                                            5,672        21,074        46,718         20,782

Shareholder servicing costs--Note 3(b)                                              504           279        11,890            185

Miscellaneous                                                                     5,388        12,474         9,139            693

TOTAL EXPENSES                                                                1,549,558     2,503,329     5,410,772      2,404,156

Less--reduction in administration fee
  due to undertaking--Note 3(a)                                                      --        (7,601)     (213,893)       (90,034)

Less--expense reimbursement by the Administrator
  due to undertaking--Note 3(a)                                               (301,330)           --           --             --

NET EXPENSES                                                                  1,248,228     2,495,728     5,196,879      2,314,122

INVESTMENT INCOME--NET                                                        1,717,619    11,242,535    48,076,359     19,881,463

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                              --  (11,161,371)     4,381,816      5,103,551

Net realized gain (loss) on investments and foreign currency transactions     2,612,982          --            --            --

Net realized gain (loss) on forward currency exchange contracts               (119,580)          --            --            --

NET REALIZED GAIN (LOSS)                                                      2,493,402  (11,161,371)     4,381,816      5,103,551

Net unrealized appreciation (depreciation) on investments                            --  (22,695,962)   (10,420,286)      (277,554)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                         (3,970,532)           --            --             --

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      (1,477,130)  (33,857,333)   (6,038,470)      4,825,997

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 240,489  (22,614,798)    42,037,889     24,707,460

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                   The Funds 99
...

STATEMENT OF OPERATIONS (CONTINUED)

                                                                             MPAM          MPAM           MPAM         MPAM
                                                                             Short-Term    National       National     Pennsylvania
                                                                                   U.S.    Intermediate   Short-Term   Intermediate
                                                                             Government    Municipal      Municipal    Municipal
                                                                        Securities Fund    Bond Fund      Bond Fund    Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                      4,298,464   23,129,368     4,819,411     40,407,436

Income on securities lending                                                     23,692          --            --            --

TOTAL INCOME                                                                  4,332,156    23,129,368     4,819,411     40,407,436

EXPENSES:

Investment advisory fee--Note 3(a)                                              327,095     1,775,027       413,273      4,247,661

Administration fee--Note 3(a)                                                   135,621       735,899       171,374      1,232,911

Registration fees                                                                31,149        33,070        30,725         30,980

Auditing and tax fees                                                            16,736        22,020        18,273         29,677

Prospectus and shareholders' reports                                             14,524         8,901         6,889         16,712

Custodian fees--Note 3(b)                                                        13,292        38,728        11,421         64,293

Trustees' fees and expenses--Note 3(c)                                            6,251        24,862         7,397         47,378

Legal fees                                                                        5,742        14,689         3,767         26,524

Shareholder servicing costs--Note 3(b)                                                3           402            44          1,363

Miscellaneous                                                                     1,504        36,897        11,854         58,119

TOTAL EXPENSES                                                                   551,917    2,690,495       675,017      5,755,618

Less--reduction in administration fee
  due to undertaking--Note 3(a)                                                 (37,908)      (54,304)      (61,009)       (62,389)

NET EXPENSES                                                                    514,009     2,636,191       614,008      5,693,229

INVESTMENT INCOME--NET                                                        3,808,147    20,493,177     4,205,403     34,714,207

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                       1,338,159     5,245,498       507,464      6,665,450

Net realized gain (loss) on financial futures                                        --    (3,222,874)      (28,572)    (5,678,523)

NET REALIZED GAIN (LOSS)                                                      1,338,159     2,022,624       478,892        986,927

Net unrealized appreciation (depreciation) on investments
  [including ($11,556), ($18,906) and ($23,113) net unrealized
  (depreciation) on financial futures for MPAM National Intermediate
  Municipal Bond Fund, MPAM National Short-Term Municipal
  Bond Fund and MPAM Pennsylvania Intermediate Municipal
  Bond Fund, respectively]                                                      198,238     4,537,908       462,014      5,118,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                        1,536,397     6,560,532       940,906      6,105,916

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          5,344,544    27,053,709     5,146,309     40,820,123

SEE NOTES TO FINANCIAL STATEMENTS.


100



STATEMENT OF CHANGES IN NET ASSETS

                                                                  MPAM Large Cap Stock Fund                   MPAM Income Stock Fund
                                                                    ---------------------                     ---------------------
                                                                      Year Ended August 31,                   Year Ended August 31,
                                                                    -----------------------                   ---------------------
                                                                      2002             2001(a,b)            2002           2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                           9,310,336         5,976,000            6,387,570        6,023,304

Net realized gain (loss) on investments                       (118,476,281)       27,912,166            2,828,165       42,955,915

Net unrealized appreciation (depreciation) on investments     (175,896,171)     (647,522,747)         (87,193,428)    (175,990,179)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  (285,062,116)     (613,634,581)         (77,977,693)    (127,010,960)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                    (8,960,907)       (5,866,178)          (6,268,308)      (5,987,171)

Investor Shares                                                    (3,116)             (157)              (3,479)            (157)

Net realized gain on investments:

MPAM Shares                                                   (29,763,083)       (2,564,351)         (33,095,580)     (10,827,138)

Investor Shares                                                    (10,132)           --                (13,093)            --

TOTAL DIVIDENDS                                                (38,737,238)     (8,430,686)         (39,380,460)     (16,814,466)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                    114,173,207     190,748,912            4,001,705        4,960,497

Investor Shares                                                  1,203,940       1,571,169              818,302          170,766

Net assets received in connection with conversion--Note 1              --     2,697,488,350                 --       933,596,199

Dividends reinvested:

MPAM Shares                                                     20,456,648        1,865,980           22,373,713       7,204,896

Investor Shares                                                     8,047               --                16,571             156

Cost of shares redeemed:

MPAM Shares                                                  (279,168,421)     (410,953,325)        (133,987,868)    (170,209,002)

Investor Shares                                                (1,689,577)              --              (309,101)             --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                          (145,016,156)     2,480,721,086        (107,086,678)      775,723,512

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (468,815,510)     1,858,655,819        (224,444,831)      631,898,086

NET ASSETS ($):

Beginning of Period--Note 1                                 1,858,663,511             7,692          631,905,778            7,692

END OF PERIOD                                               1,389,848,001      1,858,663,511         407,460,947       631,905,778

Undistributed investment income--net                              542,618            109,665             103,383            35,976

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                    12,744,139         17,430,367             433,349            420,131

Shares issued in connection with conversion--Note 1                   --         215,799,067                --           74,687,696

Shares issued for dividends reinvested                          2,147,260            167,595            2,257,784           613,979

Shares redeemed                                               (31,398,926)       (38,234,305)         (14,109,289)      (14,947,528)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                 (16,507,527)       195,162,724          (11,418,156)       60,774,278

INVESTOR SHARES

Shares sold                                                        130,892           157,242               88,664            15,626

Shares issued for dividends reinvested                                 861              --                  1,706                15

Shares redeemed                                                   (185,709)             --                (35,035)              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      (53,956)          157,242               55,335            15,641

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Funds   101



STATEMENT OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                       MPAM Mid Cap Stock Fund            MPAM Small Cap Stock Fund
                                                                        ---------------------                ---------------------
                                                                       Year Ended August 31,                  Year Ended August 31,
                                                                        ---------------------                ---------------------
                                                                      2002            2001(a,b)             200           2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                                    2,895,747        1,191,232             (819,988)         (123,313)

Net realized gain (loss) on investments                         (6,113,849)      (9,972,049)             897,383       (11,575,782)

Net unrealized appreciation (depreciation) on investments     (104,384,435)     (82,889,970)         (33,300,134)        6,504,541

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                 (107,602,537)      (91,670,787)         (33,222,739)       (5,194,554)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                    (2,187,842)         (70,277)                   --                --

Investor Shares                                                      (93)             --                      --                --

TOTAL DIVIDENDS                                                (2,187,935)          (70,277)                  --                --

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                   196,716,414        155,439,422          203,220,903       68,202,752

Investor Shares                                                   704,248            141,486              122,502            1,000

Net assets received in connection with conversion--Note 1             --         857,968,427                --          116,815,931

Net assets received in connection with reorganization--Note 1:

MPAM Shares                                                           --               --              81,381,336               --

Investor Shares                                                       --               --               5,268,081               --

Dividends reinvested:

MPAM Shares                                                        195,347            3,947                --                   --

Cost of shares redeemed:

MPAM Shares                                                    (98,195,787)     (71,569,962)          (51,825,722)      (28,391,378)

Investor Shares                                                    (68,848)            --              (1,656,086)            --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                             99,351,374      941,983,320          236,511,014       156,628,305

TOTAL INCREASE (DECREASE) IN NET ASSETS                        (10,439,098)     850,242,256          203,288,275       151,433,751

NET ASSETS ($):

Beginning of Period--Note 1                                    850,249,948            7,692          151,441,443             7,692

END OF PERIOD                                                  839,810,850      850,249,948          354,729,718       151,441,443

Undistributed investment income--net                             1,332,130        1,120,955                --                   --

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                     17,844,082       13,663,521            16,728,069        5,668,858

Shares issued in connection with conversion--Note 1                     --       68,637,474                --            9,345,275

Shares issued in connection with reorganization--Note 1                 --             --               7,107,304              --

Shares issued for dividends reinvested                              17,121              333                 --                 --

Shares redeemed                                                 (9,162,334)      (6,377,386)           (4,427,504)      (2,383,591)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    8,698,869       75,923,942            19,407,869       12,630,542

INVESTOR SHARES

Shares sold                                                         68,706           12,513                40,674               84

Shares issued in connection with reorganization--Note 1                 --              --                460,884               --

Shares redeemed                                                     (6,916)              --              (147,887)              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       61,790           12,513               353,671               84

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                                The Funds   102


                                                                     MPAM International Fund             MPAM Emerging Markets Fund
                                                                     ----------------------              --------------------------
                                                                       Year Ended August 31,                  Year Ended August 31,
                                                                        --------------------                  --------------------
                                                                      2002          2001(a,b)             2002           2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                           7,081,720        4,640,713             1,717,619          784,719

Net realized gain (loss) on investments                        (17,322,067)        (877,039)            2,493,402        1,423,219

Net unrealized appreciation (depreciation) on investments      (29,063,066)     (18,385,045)           (3,970,532)      (3,716,960)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   (39,303,413)     (14,621,371)              240,489       (1,509,022)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                     (5,181,250)        (100,517)           (1,063,031)         (86,547)

Investor Shares                                                        --              --                     (15)             --

Net realized gain on investments:

MPAM Shares                                                       (411,755)             --              (1,823,937)         (4,899)

Investor Shares                                                        (1)              --                     (27)             --

TOTAL DIVIDENDS                                                 (5,593,006)         (100,517)            (2,887,010)        (91,446)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                    232,118,854        149,819,657           100,374,204   58,473,101

Investor Shares                                                  2,912,796             27,792               775,000          944

Net assets received in connection with conversion--Note 1               --        287,208,762                  --            --

Dividends reinvested:

MPAM Shares                                                        978,456             13,543             1,710,951        52,026

Investor Shares                                                          1               --                      41           --

Cost of shares redeemed:

MPAM Shares                                                    (43,722,707)       (23,568,975)           (9,248,999)   (2,069,175)

Investor Shares                                                    (23,494)              --                    --            --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                            192,263,906        413,500,779            93,611,197    56,456,896


TOTAL INCREASE (DECREASE) IN NET ASSETS                        147,367,487        398,778,891            90,964,676    54,856,428

NET ASSETS ($):

Beginning of Period--Note 1                                    398,786,583              7,692            54,864,120         7,692

END OF PERIOD                                                  546,154,070        398,786,583           145,828,796     54,864,120

Undistributed investment income--net                             6,600,242          4,540,196             1,197,681        698,172



CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                     20,021,281         11,941,691             7,761,999      4,794,790

Shares issued in connection with conversion--Note 1                     --         22,976,701                  --              --

Shares issued for dividends reinvested                              85,455              1,073               144,020          4,354

Shares redeemed                                                 (3,835,870)        (1,910,897)             (758,755)      (171,666)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                   16,270,866         33,008,568             7,147,264      4,627,478


INVESTOR SHARES

Shares sold                                                        228,120              2,298                55,213             82

Shares issued for dividends reinvested                                  --                 --                     3             --

Shares redeemed                                                     (2,214)                --                    --             --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      225,906              2,298                55,216             82

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds  103


STATEMENT OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                         MPAM Balanced Fund                   MPAM Bond Fund
                                                                        --------------------               --------------------
                                                                       Year Ended August 31,                 Year Ended August 31,
                                                                        --------------------                --------------------

                                                                      2002         2001(a,b)           2002             2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                          11,242,535        12,106,957          48,076,359       34,996,164

Net realized gain (loss) on investments                       (11,161,371)         6,488,758           4,381,816       11,215,593

Net unrealized appreciation (depreciation) on investments     (22,695,962)       (48,635,735)        (10,420,286)      21,167,149

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  (22,614,798)       (30,040,020)         42,037,889       67,378,906

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                   (10,887,737)       (12,093,136)        (49,096,522)     (34,853,152)

Investor Shares                                                    (2,365)               (4)            (231,256)          (4,372)

Net realized gain on investments:

MPAM Shares                                                    (7,154,194)                --         (11,461,576)              --

Investor Shares                                                      (626)                --            (100,676)              --

TOTAL DIVIDENDS                                               (18,044,922)        (12,093,140)        (60,890,030)     (34,857,524)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                     22,413,137          9,690,372         116,255,976       117,831,081

Investor Shares                                                    201,414              1,000             210,216           952,859

Net assets received in connection with conversion--Note 1               --         506,266,470              --          611,189,463

Net assets received in connection with reorganization--Note 1:

MPAM Shares                                                             --                 --         277,051,234              --

Investor Shares                                                         --                 --           8,490,853               --

Dividends reinvested:

MPAM Shares                                                      6,505,293             188,036         12,920,722         1,009,966

Investor Shares                                                      2,991                   4             90,419                 9

Cost of shares redeemed:

MPAM Shares                                                    (28,986,295)         (61,218,362)       (97,091,658)     (86,889,482)

Investor Shares                                                    (25,000)              --             (5,835,698)            --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                111,540         454,927,520         312,092,064      644,093,896

TOTAL INCREASE (DECREASE) IN NET ASSETS                        (40,548,180)        412,794,360         293,239,923      676,615,278

NET ASSETS ($):

Beginning of Period--Note 1                                    412,802,052               7,692         676,622,970            7,692

END OF PERIOD                                                  372,253,872         412,802,052         969,862,893      676,622,970

Undistributed investment income--net                               288,205              13,817             101,255          138,640

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                      2,034,044             805,358           8,960,715        9,145,253

Shares issued in connection with conversion--Note 1                     --          40,501,318                --         48,895,157

Shares issued in connection with reorganization--Note 1                 --                 --           20,786,520               --

Shares issued for dividends reinvested                             577,702              15,877             993,618           78,605

Shares redeemed                                                 (2,647,803)         (5,077,519)         (7,512,924)      (6,743,363)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      (36,057)         36,245,034          23,227,929       51,375,652

INVESTOR SHARES

Shares sold                                                         17,838                 87              16,289            72,793

Shares issued in connection with reorganization--Note 1                 --                 --             637,537                --

Shares issued for dividends reinvested                                 275                 --               6,976                 1

Shares redeemed                                                     (2,173)                --            (448,173)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       15,940                 87             212,629            72,794

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


104


                                                                                                                MPAM Short-Term
                                                                   MPAM Intermediate Bond Fund      U.S. Government Securities Fund
                                                                        --------------------                    --------------------
                                                                        Year Ended August 31,                 Year Ended August 31,
                                                                         --------------------                  --------------------
                                                                      2002           2001(a,b)            2002            2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                          19,881,463        20,613,769            3,808,147        4,765,665

Net realized gain (loss) on investments                          5,103,551         3,162,588            1,338,159           92,179

Net unrealized appreciation (depreciation) on investments         (277,554)       14,867,606              198,238        2,798,939

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    24,707,460        38,643,963            5,344,544        7,656,783

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                    (21,250,710)      (20,536,137)          (4,196,226)      (4,746,453)

Investor Shares                                                     (3,552)            (599)                 (42)              (8)

Net realized gain on investments:

MPAM Shares                                                     (4,402,307)              --              (603,288)         (16,050)

Investor Shares                                                      (829)               --                    (7)             --

TOTAL DIVIDENDS                                                (25,657,398)      (20,536,736)           (4,799,563)      (4,762,511)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                     84,735,713        65,805,939            37,661,356       10,908,991

Investor Shares                                                    121,118           148,156                  --              1,000

Net assets received in connection with conversion--Note 1               --        383,695,825                 --        101,041,240

Dividends reinvested:

MPAM Shares                                                      4,714,366         1,170,416              644,020           155,152

Investor Shares                                                      4,381               599                   49                 8

Cost of shares redeemed:

MPAM Shares                                                    (50,339,681)      (69,824,667)          (18,977,209)     (26,275,727)

Investor Shares                                                   (153,517)           (4,377)                 --               --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                             39,082,380       380,991,891            19,328,216       85,830,664

TOTAL INCREASE (DECREASE) IN NET ASSETS                         38,132,442       399,099,118            19,873,197       88,724,936

NET ASSETS ($):

Beginning of Period--Note 1                                    399,106,810             7,692           88,732,628             7,692

END OF PERIOD                                                  437,239,252       399,106,810          108,605,825        88,732,628

Undistributed investment income--net                               121,563            77,033               10,024            19,204

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                      6,546,123         5,142,400            2,921,202           855,838

Shares issued in connection with conversion--Note 1                     --        30,695,666                --            8,083,299

Shares issued for dividends reinvested                             362,026            91,323               49,916            12,211

Shares redeemed                                                 (3,883,123)       (5,436,234)          (1,470,823)       (2,059,128)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    3,025,026        30,493,155            1,500,295         6,892,220

INVESTOR SHARES

Shares sold                                                          9,304            11,380                 --                 78

Shares issued for dividends reinvested                                 337                46                   4                 1

Shares redeemed                                                    (11,699)             (152)                --                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       (2,058)           11,274                   4                79

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)   EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Funds  105



STATEMENT OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                      MPAM National Intermediate           MPAM National Short-Term
                                                                         Municipal Bond Fund                  Municipal Bond Fund
                                                                         --------------------                  --------------------
                                                                         Year Ended August 31,                Year Ended August 31,
                                                                          --------------------                 --------------------
                                                                      2002            2001(a,b)             2002          2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                          20,493,177        17,238,875            4,205,403       4,748,148

Net realized gain (loss) on investments                          2,022,624         3,462,026              478,892         532,682

Net unrealized appreciation (depreciation)
   on investments                                                4,537,908        21,426,023              462,014       3,468,448

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    27,053,709        42,126,924            5,146,309       8,749,278

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                    (20,344,649)      (17,238,870)          (4,192,648)     (4,748,143)

Investor Shares                                                     (5,268)              (5)                  (34)             (5)

Net realized gain on investments:

MPAM Shares                                                     (4,883,547)          (22,563)             (814,954)              --

Investor Shares                                                        (10)              --                    (7)              --

TOTAL DIVIDENDS                                                (25,233,474)      (17,261,438)           (5,007,643)      (4,748,148)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                    117,804,827        79,086,161            49,250,228       10,306,618

Investor Shares                                                  1,002,715             1,000                --                1,000

Net assets received in connection withconversion--Note 1                --        393,149,901               --          132,338,181

Dividends reinvested:

MPAM Shares                                                      3,245,092            402,479             587,461            25,093

Investor Shares                                                      4,605                 5                   41                 5

Cost of shares redeemed:

MPAM Shares                                                    (45,298,758)       (19,916,825)         (30,332,729)     (27,652,451)

Investor Shares                                                   (107,621)              --                    --               --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                              76,650,860       452,722,721           19,505,001      115,018,446

TOTAL INCREASE (DECREASE) IN NET ASSETS                          78,471,095       477,588,207           19,643,667      119,019,576

NET ASSETS ($):

Beginning of Period--Note 1                                     477,595,899            7,692          119,027,268            7,692

END OF PERIOD                                                   556,066,994       477,595,899         138,670,935       119,027,268

Undistributed investment income--net                                 57,434               --               11,554               --

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                       9,070,725         6,147,799           3,836,413          812,414

Shares issued in connection with conversion--Note 1                     --         31,451,992              --           10,587,054

Shares issued for dividends reinvested                             252,794             31,094              46,199            1,968

Shares redeemed                                                 (3,491,180)        (1,549,365)         (2,365,404)      (2,176,929)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    5,832,339         36,081,520           1,517,208        9,224,507

INVESTOR SHARES

Shares sold                                                         76,556                78               --                   79

Shares issued for dividends reinvested                                 353                --                    3               --

Shares redeemed                                                     (8,282)               --                --                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       68,627                78                    3               79

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)   EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


106

                                                                                 MPAM Pennsylvania Intermediate Municipal Bond Fund
                                                                                               ------------------------------
                                                                                                    Year Ended August 31,
                                                                                               ------------------------------
                                                                                               2002                 2001(a,b)
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                                   34,714,207            34,329,899

Net realized gain (loss) on investments                                                     986,927             6,102,430

Net unrealized appreciation (depreciation) on investments                                 5,118,989             39,479,90

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                                               40,820,123            79,912,231

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                                            (34,571,208)           (34,328,875)

Investor Shares                                                                            (20,803)                (1,024)

Net realized gain on investments:

MPAM Shares                                                                              (7,831,726)              (335,196)

Investor Shares                                                                              (5,628)                  --

TOTAL DIVIDENDS                                                                         (42,429,365)            (34,665,095)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                                              47,002,988               57,983,838

Investor Shares                                                                           1,615,735                  225,978

Net assets received in connection with conversion--Note 1                                       --               875,384,362

Dividends reinvested:

MPAM Shares                                                                               4,319,360                  316,298

Investor Shares                                                                              14,171                      626

Cost of shares redeemed:

MPAM Shares                                                                             (91,975,049)              (99,224,616)

Investor Shares                                                                            (906,236)                      --

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                                      (39,929,031)               834,686,486

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 (41,538,273)               879,933,622

NET ASSETS ($):

Beginning of Period--Note 1                                                             879,941,314                      7,692

END OF PERIOD                                                                           838,403,041                 879,941,314

Undistributed investment income--net                                                         90,184                         --

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM Shares

Shares sold                                                                               3,617,000                   4,515,563

Shares issued in connection with conversion--Note 1                                              --                  70,030,749

Shares issued for dividends reinvested                                                      339,114                      24,838

Shares redeemed                                                                          (7,117,188)                 (7,720,147)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                            (3,161,074)                 66,851,003

INVESTOR SHARES

Shares sold                                                                                 123,701                      17,467

Shares issued for dividends reinvested                                                        1,101                          48

Shares redeemed                                                                             (69,078)                        --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                55,724                      17,515

(A)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)   EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds   107



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.

                                                                                 MPAM Shares                     Investor Shares
                                                                             ----------------------         ----------------------
                                                                           Year Ended August 31,              Year Ended August 31,
                                                                          ---------------------------      -------------------------
MPAM LARGE CAP STOCK FUND                                                 2002           2001(a)           2002             2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                      9.52          12.50             9.52           9.99

Investment Operations:

Investment income (loss)--net                                              .05(c)         .03(c)           .03(c)        (.00)(c,d)

Net realized and unrealized
  gain (loss) on investments                                             (1.59)         (2.97)           (1.59)          (.47)

Total from Investment Operations                                         (1.54)         (2.94)           (1.56)          (.47)

Distributions:

Dividends from investment income--net                                     (.05)         (.03)             (.03)          (.00)(d)

Dividends from net realized gain on investments                           (.16)         (.01)             (.16)           --

Total Distributions                                                       (.21)         (.04)              (.19)         (.00)(d)

Net asset value, end of period                                            7.77          9.52               7.77          9.52

TOTAL RETURN (%)                                                        (16.47)       (23.55)(e)         (16.65)        (4.69)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .81            .75(e)            1.07           .23(e)

Ratio of net investment income (loss)
  to average net assets                                                   .56            .27(e)             .31          (.05)(e)

Portfolio Turnover Rate                                                 44.26          45.08(e)            44.26        45.08(e)

Net Assets, end of period ($ x 1,000)                               1,389,045       1,857,167               803         1,496

(A)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


108


                                                                             MPAM Shares                         Investor Shares
                                                                          -----------------            ----------------------------
                                                                        Year Ended August 31,                Year Ended August 31,
                                                                       -----------------------          ---------------------------
MPAM INCOME STOCK FUND                                                 2002(a)        2001(b)              2002(a)        2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     10.39          12.50              10.40           10.66

Investment Operations:

Investment income--net                                                     .11(d)         .09(d)             .10(d)          .02(d)

Net realized and unrealized
  gain (loss) on investments                                             (1.56)         (1.96)              (1.57)          (.27)

Total from Investment Operations                                         (1.45)         (1.87)              (1.47)          (.25)

Distributions:

Dividends from investment income--net                                     (.11)          (.09)               (.09)          (.01)

Dividends from net realized gain on investments                           (.59)          (.15)               (.59)            --

Total Distributions                                                       (.70)          (.24)               (.68)          (.01)

Net asset value, end of period                                            8.24          10.39                8.25          10.40

TOTAL RETURN (%)                                                        (14.94)        (15.12)(e)          (15.15)         (2.32)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .82            .77(e)             1.09           .20(e)

Ratio of net investment income
  to average net assets                                                   1.19            .78(e)             1.08           .16(e)

Portfolio Turnover Rate                                                  30.35          30.28(e)             30.35        30.28(e)

Net Assets, end of period ($ x 1,000)                                  406,875        631,743                  586          163

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
      AUGUST 31, 2002 AND THE RATIOS WERE NOT AFFECTED BY THIS CHANGE. PER SHARE
      DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001
      HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Funds    109


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               MPAM Shares                        Investor Shares
                                                                          ----------------------           -------------------------
                                                                          Year Ended August 31,               Year Ended August 31,
                                                                         -----------------------------------------------------------
MPAM MID CAP STOCK FUND                                                   2002          2001(a)              2002          2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     11.20          12.50             11.19         11.32

Investment Operations:

Investment income (loss)--net                                              .04(c)         .02(c)           (.00)(c,d)    (.00)(c,d)

Net realized and unrealized
  gain (loss) on investments                                             (1.29)         (1.32)            (1.28)         (.13)

Total from Investment Operations                                         (1.25)         (1.30)            (1.28)         (.13)

Distributions:

Dividends from investment income--net                                     (.03)          (.00)(d)          (.01)          --

Net asset value, end of period                                            9.92          11.20              9.90          11.19

TOTAL RETURN (%)                                                        (11.21)        (10.39)(e)        (11.44)         (1.15)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .93           .85(e)            1.25           .20(e)

Ratio of net investment income (loss)
  to average net assets                                                    .33           .14(e)            (.00)(d)      (.03)(e)

Portfolio Turnover Rate                                                  61.20         59.63(e)           61.20         59.63(e)

Net Assets, end of period ($ x 1,000)                                  839,075        850,110               736            140

(A)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


110


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                              MPAM Shares                        Investor Shares
                                                                          ---------------------            -------------------------
                                                                          Year Ended August 31,                Year Ended August 31,
                                                                          -----------------------          -------------------------
MPAM SMALL CAP STOCK FUND                                                 2002           2001(a)            2002             2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     11.99           12.50             11.98          11.95

Investment Operations:

Investment (loss)                                                         (.03)(c)       (.01)(c)           (.06)(c)       (.01)(c)

Net realized and unrealized
  gain (loss) on investments                                             (1.01)          (.50)              (1.02)          .04

Total from Investment Operations                                         (1.04)          (.51)              (1.08)          .03

Net asset value, end of period                                           10.95          11.99               10.90         11.98

TOTAL RETURN (%)                                                         (8.67)         (4.08)(d)           (9.02)          .25(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   1.05            .96(d)             1.30           .19(d)

Ratio of investment (loss) to average net assets                          (.27)          (.09)(d)            (.51)         (.06)(d)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .02            .04(d)              .02           .01(d)

Portfolio Turnover Rate                                                  76.66         101.57(d)            76.66        101.57(d)

Net Assets, end of period ($ x 1,000)                                  350,873           151,440            3,857             1

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Funds  111



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                MPAM Shares                      Investor Shares
                                                                           -----------------------          ------------------------
                                                                            Year Ended August 31,             Year Ended August 31,
                                                                          ------------------------          ------------------------
MPAM INTERNATIONAL FUND                                                   2002           2001(a)             2002           2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     12.08           12.50            12.08         11.98

Investment Operations:

Investment income (loss)--net                                              .18(c)          .16(c)           .24(c)       (.00)(c,d)

Net realized and unrealized
  gain (loss) on investments                                             (1.07)           (.58)            (.97)          .10

Total from Investment Operations                                          (.89)           (.42)            (.73)          .10

Distributions:

Dividends from investment income--net                                     (.15)           (.00)(d)            --           --

Dividends from net realized gain on investments                           (.01)             --             (.01)           --

Total Distributions                                                       (.16)           (.00)(d)         (.01)           --

Net asset value, end of period                                           11.03           12.08            11.34          12.08

TOTAL RETURN (%)                                                         (7.39)          (3.33)(e)        (5.95)           .75(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   1.05             .96(e)          1.30            .22(e)

Ratio of net investment income (loss)
  to average net assets                                                   1.59            1.31(e)          2.16           (.01)(e)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .07             .08(e)           .08             .01(e)

Portfolio Turnover Rate                                                  24.63           34.27(e)         24.63           34.27(e)

Net Assets, end of period ($ x 1,000)                                  543,566         398,759            2,588              28

(A)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


112

                                                                                MPAM Shares                       Investor Shares
                                                                          --------------------------        ------------------------
                                                                             Year Ended August 31,             Year Ended August 31,
                                                                         ----------------------------      -------------------------
MPAM EMERGING MARKETS FUND                                                2002             2001(a)            2002           2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     11.86            12.50             11.92         12.17

Investment Operations:

Investment income--net                                                     .24(c)           .28(c)            .11(c)        .03(c)

Net realized and unrealized
  gain (loss) on investments                                               .75             (.87)               .86         (.28)

Total from Investment Operations                                           .99             (.59)               .97         (.25)

Distributions:

Dividends from investment income--net                                     (.19)            (.05)              (.18)         --

Dividends from net realized gain on investments                           (.33)            (.00)(d)           (.33)         --

Total Distributions                                                       (.52)            (.05)              (.51)         --

Net asset value, end of period                                           12.33            11.86              12.38         11.92

TOTAL RETURN (%)                                                          8.48            (4.68)(e)           8.26         (2.06)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   1.35             1.24(e)            1.60           .23(e)

Ratio of net investment income
  to average net assets                                                   1.86             2.24(e)             .88           .03(e)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .33              .42(e)             .30           .04(e)

Portfolio Turnover Rate                                                  55.00            44.74(e)           55.00         44.74(e)

Net Assets, end of period ($ x 1,000)                                  145,144            54,863            684             1

(A)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Funds   113



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              MPAM Shares                        Investor Shares
                                                                           -----------------                ------------------------
                                                                         Year Ended August 31,               Year Ended August 31,
                                                                       -------------------------          --------------------------
MPAM BALANCED FUND                                                        2002(a)          2001(b)           2002(a)         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     11.39           12.50            11.39           11.53

Investment Operations:

Investment income--net                                                     .31(d)          .32(d)           .27(d)          .04(d)

Net realized and unrealized
  gain (loss) on investments                                              (.92)          (1.11)            (.91)           (.13)

Total from Investment Operations                                          (.61)           (.79)            (.64)           (.09)

Distributions:

Dividends from investment income--net                                     (.30)           (.32)            (.28)           (.05)

Dividends from net realized gain on investments                           (.20)            --              (.20)            --

Total Distributions                                                       (.50)           (.32)            (.48)           (.05)

Net asset value, end of period                                           10.28           11.39            10.27           11.39

TOTAL RETURN (%)                                                         (5.70)          (6.38)(e)        (5.91)           (.88)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .63             .59(e)           .89             .16(e)

Ratio of net investment income
  to average net assets                                                   2.81            2.70(e)          2.45             .32(e)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .00(f)          .00(e,f)         .00(f)           --

Portfolio Turnover Rate                                                  90.36           75.62(e)         90.36            75.62(e)

Net Assets, end of period ($ x 1,000)                                  372,089         412,801              165                1

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31,
      2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.00 AND $.01,
      DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE
      BY $.00 AND $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET ASSETS FROM 2.79% TO 2.81% AND 2.43% TO 2.45% FOR MPAM SHARES
      AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   NOT ANNUALIZED.

(F)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


114


                                                                                  MPAM Shares                   Investor Shares
                                                                              -----------------               ---------------------
                                                                             Year Ended August 31,            Year Ended August 31,
                                                                                 -----------------            ---------------------
MPAM BOND FUND                                                           2002(a)           2001(b)          2002(a)         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     13.15             12.50            13.15         12.94

Investment Operations:

Investment income--net                                                     .67(d)            .70              .63(d)        .10

Net realized and unrealized
  gain (loss) on investments                                              (.02)              .65             (.02)          .23

Total from Investment Operations                                           .65              1.35              .61           .33

Distributions:

Dividends from investment income--net                                     (.69)             (.70)            (.66)         (.12)

Dividends from net realized gain on investments                           (.16)             --               (.16)           --

Total Distributions                                                       (.85)             (.70)            (.82)         (.12)

Net asset value, end of period                                           12.95             13.15            12.94         13.15

TOTAL RETURN (%)                                                          5.11             11.05(e)          4.73          2.54(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .55               .56(f)           .80           .81(f

Ratio of net investment income
  to average net assets                                                   5.19              5.96(f)          4.96           6.03(f)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .02               .02(f)           .02            .53(f)

Portfolio Turnover Rate                                                 163.78            120.55(e)        163.78         120.55(e)

Net Assets, end of period ($ x 1,000)                                  966,170           675,666            3,693            957

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31,
      2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02 AND $.02,
      INCREASE NET REALIZED AND UNREALIZD GAIN (LOSS) ON INVESTMENTS PER SHARE
      BY $.02 AND $.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET ASSETS FROM 5.32% TO 5.19% AND 5.08% TO 4.96% FOR MPAM SHARES
      AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds  115



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 MPAM Shares                       Investor Shares
                                                                           ------------------------     ----------------------------
                                                                            Year Ended August 31,              Year Ended August 31,
                                                                          -------------------------     ----------------------------
MPAM INTERMEDIATE BOND FUND                                               2002(a)         2001(b)           2002(a)         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     13.08            12.50            13.09           12.90

Investment Operations:

Investment income--net                                                     .62(d)           .68              .56(d)          .20

Net realized and unrealized
  gain (loss) on investments                                               .15              .58              .20             .10

Total from Investment Operations                                           .77             1.26              .76             .30

Distributions:

Dividends from investment income--net                                     (.67)            (.68)            (.63)           (.11)

Dividends from net realized gain on investments                           (.14)             --              (.14)            --

Total Distributions                                                       (.81)            (.68)            (.77)           (.11)

Net asset value, end of period                                           13.04            13.08            13.08           13.09

TOTAL RETURN (%)                                                          6.09            10.29(e)          6.05            2.31(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .56              .56(f)           .81             .81(f)

Ratio of net investment income
  to average net assets                                                   4.81             5.77(f)          4.51            5.14(f)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .02              .03(f)           .02             .12(f)

Portfolio Turnover Rate                                                 106.09           134.69(e)        106.09          134.69(e)

Net Assets, end of period ($ x 1,000)                                  437,119            398,959           121               148

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31,
      2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04 AND $.04,
      INCREASE NET REALIZED AND UNREALIZD GAIN (LOSS) ON INVESTMENTS PER SHARE
      BY $.04 AND $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET ASSETS FROM 5.15% TO 4.81% AND 4.90% TO 4.51% FOR MPAM SHARES
      AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


116



                                                                                 MPAM Shares                     Investor Shares
                                                                           ------------------------       --------------------------
                                                                            Year Ended August 31,            Year Ended August 31,
                                                                          ------------------------        --------------------------
MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND                           2002(a)        2001(b)           2002(a)          2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     12.87           12.50            12.88             12.82

Investment Operations:

Investment income--net                                                     .52(d)          .63              .46(d)            .09

Net realized and unrealized
  gain (loss) on investments                                               .22             .37              .21               .08

Total from Investment Operations                                           .74            1.00              .67               .17

Distributions:

Dividends from investment income--net                                     (.58)           (.63)            (.53)             (.11)

Dividends from net realized gain on investments                           (.09)           (.00)(e)         (.09)              --

Total Distributions                                                       (.67)           (.63)            (.62)             (.11)

Net asset value, end of period                                           12.94           12.87            12.93             12.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                          5.87           8.20(f)           5.28             1.29(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .55            .55(g)            .80              .80(g)

Ratio of net investment income
  to average net assets                                                   4.07           5.41(g)           3.54             4.86(g)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .04            .04(g)            .10              .20(g)

Portfolio Turnover Rate                                                  97.19          89.21(f)          97.19            89.21(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  108,605         88,732                 1                1

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31,
      2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05 AND $.05,
      INCREASE NET REALIZED AND UNREALIZD GAIN (LOSS) ON INVESTMENTS PER SHARE
      BY $.05 AND $.05 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET ASSETS FROM 4.47% TO 4.07% AND 3.94% TO 3.54% FOR MPAM SHARES
      AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)   NOT ANNUALIZED.

(G)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Funds  117



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  MPAM Shares                   Investor Shares
                                                                           -------------------------      --------------------------
                                                                             Year Ended August 31,            Year Ended August 31,
                                                                          --------------------------      --------------------------
MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND                            2002(a)        2001(b)           2002(a)          2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     13.24           12.50            13.23            12.91

Investment Operations:

Investment income--net                                                     .52(d)          .51              .50(d)           .07

Net realized and unrealized
  gain (loss) on investments                                               .14             .74              .13              .32

Total from Investment Operations                                           .66            1.25              .63              .39

Distributions:

Dividends from investment income--net                                     (.52)          (.51)             (.49)            (.07)

Dividends from net realized gain on investments                           (.13)          (.00)(e)          (.13)             --

Total Distributions                                                       (.65)          (.51)             (.62)            (.07)

Net asset value, end of period                                           13.25          13.24             13.24            13.23

TOTAL RETURN (%)                                                          5.16          10.21(f)           4.98             3.05(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .52            .52(g)            .77              .77(g)

Ratio of net investment income
  to average net assets                                                   4.04           4.33(g)           3.74             3.91(g)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .01            .01(g)            .07              .08(g)

Portfolio Turnover Rate                                                  60.12          47.78(f)          60.12            47.78(f)

Net Assets, end of period ($ x 1,000)                                  555,158         477,595              909                1

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS
      FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE
      PERIOD ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER
      SHARE BY LESS THAN $.01 AND BY LESS THAN $.01, DECREASE NET REALIZED AND
      UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND BY
      LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS FROM 4.02% TO 4.04% AND 3.73% TO 3.74% FOR MPAM SHARES AND
      INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA
      FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT
      THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   AMOUNT REPRESENTS LESS THAN$.01 PER SHARE.

(F)   NOT ANNUALIZED.

(G)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


118



                                                                               MPAM Shares                       Investor Shares
                                                                           ----------------------         --------------------------
                                                                           Year Ended August 31,              Year Ended August 31,
                                                                          ------------------------        --------------------------
MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND                              2002(a)         2001(b)           2002(a)         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     12.90            12.50            12.90           12.78

Investment Operations:

Investment income--net                                                     .46(d)           .48              .42(d)          .07

Net realized and unrealized
  gain (loss) on investments                                               .10              .40              .10             .12

Total from Investment Operations                                           .56              .88              .52             .19

Distributions:

Dividends from investment income--net                                     (.46)            (.48)            (.42)           (.07)

Dividends from net realized gain on investments                           (.09)             --              (.09)             --

Total Distributions                                                       (.55)            (.48)            (.51)           (.07)

Net asset value, end of period                                           12.91            12.90            12.91           12.90

TOTAL RETURN (%)                                                          4.43             7.15(e)          4.16            1.48(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .52              .52(f)           .67             .77(f)

Ratio of net investment income
  to average net assets                                                   3.56             4.11(f)          4.15            3.76(f)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .05               .06(f)          .05             .19(f)

Portfolio Turnover Rate                                                  50.86             44.18(e)         50.86          44.18(e)

Net Assets, end of period ($ x 1,000)                                  138,670            119,026              1               1

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS
      FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE
      PERIOD ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER
      SHARE AND DECREASE NET REALIZED AND UNREALIZD GAIN (LOSS) ON INVESTMENTS
      PER SHARE BY LESS THAN $.01 AND $.01 AND INCREASE THE RATIO OF NET
      INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01% AND .01% FOR
      MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND
      RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT
      BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds   119



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                MPAM Shares                       Investor Shares
                                                                          --------------------------     ---------------------------
                                                                            Year Ended August 31,              Year Ended August 31,
                                                                          --------------------------      --------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND                        2002(a)          2001(b)          2002(a)         2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     13.16            12.50            13.16          12.90

Investment Operations:

Investment income--net                                                     .53(d)           .50              .54(d)         .07

Net realized and unrealized
  gain (loss) on investments                                               .11              .66               .06           .26

Total from Investment Operations                                           .64             1.16               .60           .33

Distributions:

Dividends from investment income--net                                     (.53)            (.50)             (.50)         (.07)

Dividends from net realized gain on investments                           (.12)             --               (.12)         (.00)(e)

Total Distributions                                                       (.65)            (.50)             (.62)         (.07)

Net asset value, end of period                                           13.15            13.16             13.14         13.16

TOTAL RETURN (%)                                                          5.03             9.50(f)           4.69          2.58(f)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .67              .67(g)            .92           .92(g)

Ratio of net investment income
  to average net assets                                                   4.09             4.25(g)           3.84          3.86(g)

Decrease reflected in above expense ratios
  due to undertakings by the Administrator                                 .01              .01(g)            .02           .22(g)

Portfolio Turnover Rate                                                  34.50            39.32(f)          34.50         39.32(f)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  837,441          879,711               963           230

(A)   AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS
      FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE
      PERIOD ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER
      SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT
      INCOME TO AVERAGE NET ASSETS FROM 4.08% TO 4.09% AND 3.83% TO 3.84% FOR
      MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND
      RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT
      BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
      EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
      SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)   FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO
      AUGUST 31, 2001.

(D)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)   AMOUNT REPRESENTS LESS THAN$.01 PER SHARE.

(F)   NOT ANNUALIZED.

(G)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


120


NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

MPAM Funds Trust (the "Trust") was organized as a Massachusetts business trust and operates as a series company currently comprised of the following fourteen series: MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund (each, a "fund" and collectively, the "funds"). MPAM Massachusetts Intermediate Municipal Bond Fund had not offered its shares for sale to investors as of August 31, 2002. The funds are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement" ). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a direct subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the MPAM class and Investor class shares of each fund and in the Dreyfus Premier class shares of MPAM Mid Cap Stock Fund, MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. MPAM Mid Cap Stock Fund, MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund did not offer Dreyfus Premier shares for sale to investors from May 22, 2002 (effective date of Dreyfus Premier shares) to August 31, 2002.

MPAM Massachusetts Intermediate Municipal Bond Fund is a newly organized series of the Trust that acquired all of the assets and assumed all of the liabilities of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds on September 6, 2002, as described in
Note 6 below.

On October 26, 2001, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Smallcap Stock Fund were transferred to MPAM Small Cap Stock Fund in exchange for shares of beneficial interest of MPAM Small Cap Stock Fund's MPAM shares and Investor shares of equal value. Shareholders of Dreyfus Disciplined Smallcap Stock Fund who were Mellon Private Asset Management Clients that maintained qualified fiduciary, custody or other accounts with Mellon or Boston Safe Deposit and Trust Company ("Boston Safe") or their bank affiliates (collectively, "MPAM Clients"), received MPAM shares of MPAM Small Cap Stock Fund, and non-MPAM Clients received Investor shares of MPAM Small Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Dreyfus Disciplined Smallcap Stock Fund at the time of the exchange. MPAM Small Cap Stock Fund's net asset value on October 26, 2001 was $11.45 per share for its MPAM shares and $11.43 per share for its Investor shares, and a total of 7,107,304 MPAM shares and 460,884 Investor shares, representing net assets of $81,381,336 MPAM shares and $5,268,081 Investor shares (including $5,536,930 and $358,424, respectively, net unrealized appreciation on investments), were issued

                                                                  The Funds  121

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to Dreyfus Disciplined Smallcap Stock Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

On October 26, 2001, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Intermediate Bond Fund, were transferred to MPAM Bond Fund in exchange for shares of beneficial interest of MPAM Bond Fund, MPAM shares and Investor shares of equal value. Restricted shares of Dreyfus Disciplined Intermediate Bond Fund were exchanged for MPAM shares of MPAM Bond Fund of equal value and Investor shares of Dreyfus Disciplined Intermediate Bond Fund were transferred to MPAM Bond Fund in exchange for Investor shares of MPAM Bond Fund of equal value. MPAM Bond Fund's net asset value per share on October 26, 2001 was $13.33 for the MPAM shares and $13.32 for the Investor shares, and a total of 20,786,520 MPAM shares and 637,537 Investor shares, representing net assets of $277,051,234 MPAM shares and $8,490,853 Investor shares (including $9,666,666 and $301,882, respectively, net unrealized appreciation on investments) , were issued to Dreyfus Disciplined Intermediate Bond Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

The conversion of certain common trust funds (the "Common Trust Funds") maintained by Mellon or Boston Safe, an indirect subsidiary of Mellon Financial Corporation, into certain of the thirteen corresponding funds originally comprising the Trust occurred at the close of business on September 29, 2000. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, each fund had the following shares, net assets, net asset value and unrealized appreciation/depreciation (see Table 1).

The assets of the Common Trust Funds transferred to the funds were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

TABLE 1.


                                                                                                                        Unrealized
                                                                                                                      Appreciation
                                                                 Shares       Net Assets ($)       NAV ($)         (Depreciation)($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                   215,799,067        2,697,488,350         12.50          1,000,930,899

MPAM Income Stock Fund                                       74,687,696          933,596,199         12.50            326,361,280

MPAM Mid Cap Stock Fund                                      68,637,474          857,968,427         12.50            223,795,718

MPAM Small Cap Stock Fund                                     9,345,275          116,815,931         12.50              4,497,610

MPAM International Fund                                      22,976,701          287,208,762         12.50             (4,729,736)

MPAM Emerging Markets Fund                                           --                  --             --                    --

MPAM Balanced Fund                                           40,501,318          506,266,470         12.50             80,934,182

MPAM Bond Fund                                               48,895,157          611,189,463         12.50             (4,147,170)

MPAM Intermediate Bond Fund                                  30,695,666          383,695,825         12.50             (5,295,737)

MPAM Short-Term U.S. Government Securities Fund               8,083,299          101,041,240         12.50             (1,381,430)

MPAM National Intermediate Municipal Bond Fund               31,451,992          393,149,901         12.50              4,190,530

MPAM National Short-Term Municipal Bond Fund                 10,587,054          132,338,181         12.50                 98,430

MPAM Pennsylvania Intermediate Municipal Bond Fund           70,030,749          875,384,362         12.50              4,994,429

122



The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund and MPAM Balanced Fund (Equity securities):

Investments in equity securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund and MPAM Balanced Fund (Debt securities):

Most debt securities are valued each business day by an independent pricing service ("Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund' s debt securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Investments in municipal securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Trust' s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national    securities    market    on    each    business    day.

(b) Securities transactions and investment income: All funds except MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

                                                                  The Funds  123

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Under the terms of the custody agreement with Mellon for each fund, except MPAM International Fund and MPAM Emerging Markets Fund, and with Boston Safe with respect to MPAM International Fund and MPAM Emerging Markets Fund, the funds received net earnings credits during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. These amounts were as follows:

         MPAM Large Cap Stock Fund                                   $

         MPAM Income Stock Fund                                         --

         MPAM Mid Cap Stock Fund                                     6,131

         MPAM Small Cap Stock Fund                                   2,617

         MPAM International Fund                                     1,264

         MPAM Emerging Markets Fund                                  3,674

         MPAM Balanced Fund                                             --

         MPAM Bond Fund                                             38,653

         MPAM Intermediate Bond Fund                                   386

         MPAM Short-Term
              U.S. Government Securities Fund                        1,490

         MPAM National Intermediate
              Municipal Bond Fund                                    1,836

         MPAM National Short-Term
              Municipal Bond Fund                                      --

         MPAM Pennsylvania Intermediate
              Municipal Bond Fund                                      --

Each fund may lend securities to certain qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Repurchase agreements: Certain funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into
repurchase    agreements    to    evaluate    potential    risks.

(d) Financial futures: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are

124

exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a futures broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2002, are set forth in the relevant fund's Statements of Financial Futures.

(e) Foreign currency transactions: Certain funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(f) Forward currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. At August 31, 2002, there were no open forward currency exchange contracts, except for those held by MPAM Emerging Markets Fund. Table 2 summarizes open forward currency exchange contracts for MPAM Emerging Markets Fund at August 31, 2002.

(g) Concentration of risk: MPAM Pennsylvania Intermediate Municipal Bond Fund follows an invest-


TABLE 2.
                                                              Foreign
                                                             Currency                                                 Unrealized
Forward Currency Exchange Contracts                           Amounts             Cost ($)        Value ($       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Indonesian Rupiah, expiring 9/3/2002                     1,181,809,083             133,916          133,916                   --

Thai Baht, expiring 9/3/2002                                   413,943               9,816            9,800                 (16)

Indonesian Rupiah, expiring 9/4/2002                       276,023,494              31,277           31,277                   --

  TOTAL                                                                                                                     (16)

                                                                  The Funds  125

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

MPAM Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information,political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

(h) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.

MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-Term U.S. Government Securities Fund declare and pay dividends from investment income-net monthly.

MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund declare and pay dividends from investment income-net annually.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund declare dividends daily from investment income-net; such dividends are paid monthly.

With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain.

(i) Federal income taxes: All funds except MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania
Intermediate    Municipal    Bond    Fund:

It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

It is the policy of MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 3 summarizes the components of accumulated earnings on a tax basis at August 31, 2002.

Table 4 summarizes each fund's unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002.

Table 5 summarizes the tax character of distributions paid to shareholders during the fiscal years ended August 31, 2002 and August 31, 2001, respectively.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) net realized gain (loss) on investments and increased (decreased) paid-in capital

126

by amounts indicated in Table 6. Net assets were not affected by this reclassification.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(a) Fees payable by each fund pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund's net assets at the following annual rates:
..65 of 1% of the MPAM Large Cap Stock Fund, .65 of 1% of the MPAM Income Stock Fund, .75 of 1% of the MPAM Mid Cap Stock Fund, .85 of 1% of the MPAM Small Cap Stock Fund, .85 of 1% of the MPAM International Fund, 1.15% of the MPAM Emerging Markets Fund, .65 of 1% (equity investments), .40 of 1% (debt securities) and ..15 of 1% (money market investments


TABLE 3.

                                                          Undistributed        Accumulated        Unrealized        Capital Losses
                                                               Ordinary            Capital       Appreciation       Realized After
Funds                                                        Income ($)   Gains (Losses)($)   (Depreciation)($)  October 31, 2001($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                       542,618        (62,565,448)        174,679,008           57,418,698

MPAM Income Stock Fund                                          103,383          2,325,547          62,748,771              --

MPAM Mid Cap Stock Fund                                       1,332,130        (15,458,074)         36,445,988              --

MPAM Small Cap Stock Fund                                            --        (19,965,394)        (24,015,675)             --

MPAM International Fund                                       6,600,242           (230,239)        (55,190,756)          15,502,656

MPAM Emerging Markets Fund                                    1,197,681          3,679,558          (9,121,695)             --

MPAM Balanced Fund                                              288,205         (5,009,365)          7,312,039            4,414,962

MPAM Bond Fund                                                1,717,607            292,833          16,044,388               --

MPAM Intermediate Bond Fund                                     706,510          2,644,268           8,535,835               --

MPAM Short-Term U.S. Government Securities Fund                 127,142               --             1,940,083               --

MPAM National Intermediate Municipal Bond Fund                  723,957            721,942          30,200,186              117,117

MPAM National Short-Term Municipal Bond Fund                     96,829             82,045           4,028,892               --

MPAM Pennsylvania Intermediate Municipal Bond Fund                   --                --           49,517,778              997,246

TABLE 4.


Expiring  in fiscal                                            2008 ($)              2009 ($)         2010 ($)           Total ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                            --                   --        62,565,448       62,565,448

MPAM Income Stock Fund                                               --                   --                --               --

MPAM Mid Cap Stock Fund                                              --              9,524,340       5,933,734       15,458,074

MPAM Small Cap Stock Fund                                     5,772,526             11,067,443       3,125,425       19,965,394

MPAM International Fund                                              --                   --           230,239          230,239

MPAM Emerging Markets Fund                                           --                   --                --               --

MPAM Balanced Fund                                                   --                   --         5,009,365        5,009,365

MPAM Bond Fund                                                       --                   --                --               --

MPAM Intermediate Bond Fund                                          --                   --                --               --

MPAM Short-Term U.S. Government Securities Fund                      --                   --                --               --

MPAM National Intermediate Municipal Bond Fund                       --                   --                --               --

MPAM National Short-Term Municipal Bond Fund                         --                   --                --               --

MPAM Pennsylvania Intermediate Municipal Bond Fund                   --                   --                --               --


                                                                                                                The Funds  127

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  and other underlying MPAM funds) of the MPAM Balanced Fund, .40 of 1% of the MPAM Bond Fund, .40 of 1% of the MPAM Intermediate Bond Fund, .35 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .35 of 1% of the MPAM National Intermediate Municipal Bond Fund, .35 of 1% of the MPAM National Short-Term Municipal Bond Fund and .50 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following annual rates:

  0 to $6 billion                                            .15 of 1%

  In excess of $6 billion to $12 billion                     .12 of 1%

  In excess of $12 billion                                   .10 of 1%


TABLE 5.


                                                 Ordinary                      Tax-Exempt                         Long-Term
                                                Income ($)                     Income ($)                     Capital Gains ($)
                                             2002       2001                2002         2001                2002            2001
----------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund               8,964,023  5,866,335                --              --         29,773,215       2,564,351

MPAM Income Stock Fund                  6,440,136  8,181,062                --              --         32,940,324       8,633,404

MPAM Mid Cap Stock Fund                 2,187,935  70,277                   --              --                --              --

MPAM International Fund                 5,593,006  100,517                  --              --                --              --

MPAM Emerging Markets Fund              2,887,010  91,446                   --              --                --              --

MPAM Balanced Fund                     10,890,102  12,093,140               --              --         7,154,820              --

MPAM Bond Fund                         58,085,030  34,857,524               --             --          2,805,000              --

MPAM Intermediate Bond Fund            25,657,398  20,536,736               --             --                --               --

MPAM Short-Term U.S.
 Government Securities Fund             4,799,563  4,762,511               --              --                --               --

MPAM National Intermediate
 Municipal Bond Fund                    2,747,978  12,893           20,349,917     17,238,875          2,135,579            9,670

MPAM National Short-Term
 Municipal Bond Fund                      533,311  --                4,192,691      4,748,148            281,651              --

MPAM Pennsylvania Intermediate
 Municipal Bond Fund                    1,848,048  160,622          34,592,011     34,329,899          5,989,306          174,574

TABLE 6.

                                                                                  Accumulated       Accumulated
                                                                                Undistributed       Net Realized          Paid-in
                                                                    Investment Income-Net ($)       Gain (Loss) ($)     Capital ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                                              86,640           61,600            (148,240)

MPAM Income Stock Fund                                                                526,603         (565,120)             38,517

MPAM Mid Cap Stock Fund                                                             (496,637)          476,451              20,186

MPAM Small Cap Stock Fund                                                             819,988      (11,009,241)         10,189,253

MPAM International Fund                                                               159,576         (134,942)            (24,634)

MPAM Emerging Markets Fund                                                          (155,064)          157,597              (2,533)

MPAM Balanced Fund                                                                     32,285          126,739            (159,024)

MPAM Bond Fund                                                                      1,771,207       (2,270,852)           (499,645)

MPAM Intermediate Bond Fund                                                         2,565,064         (724,681)         (1,840,383)

MPAM Short-Term U.S. Government Securities Fund                                       856,202         (693,875)           (162,327)

MPAM National Intermediate Municipal Bond Fund                                      (127,561)           39,867              87,694

MPAM National Short-Term Municipal Bond Fund                                          (1,168)            1,168                 --

MPAM Pennsylvania Intermediate Municipal Bond Fund                                  (184,033)          109,045              74,988


128


No administration fee is applied to assets held by the MPAM Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to each fund listed below, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fee and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05%  of  the  MPAM Small Cap Stock Fund, 1.05% of the MPAM International Fund,
1.35% of the MPAM Emerging Markets Fund, .64 of 1% of the MPAM Balanced Fund, ..55 of 1% of the MPAM Bond Fund, .56 of 1% of the MPAM Intermediate Bond Fund, ..55 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .52 of 1% of the MPAM National Intermediate Municipal Bond Fund, .52 of 1% of the MPAM National Short-Term Municipal Bond Fund and .67 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund. During the period ended August 31, 2002, the amounts waived or reimbursed were as follows:

         MPAM Small Cap Stock Fund                               $  72,710

         MPAM International Fund                                   319,446

         MPAM Emerging Markets Fund                                301,330

         MPAM Balanced Fund                                          7,601

         MPAM Bond Fund                                            213,893

         MPAM Intermediate Bond Fund                                90,034

         MPAM Short-Term
              U.S. Government Securities Fund                       37,908

         MPAM National Intermediate
              Municipal Bond Fund                                   54,304

         MPAM National Short-Term
              Municipal Bond Fund                                   61,009

         MPAM Pennsylvania Intermediate
              Municipal Bond Fund                                   62,389

(b) Each fund has adopted a Shareholder Services Plan (the "Plan"), with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. During the period ended August 31, 2002, the Investor shares pursuant to the Plan were charged the following:

         MPAM Large Cap Stock Fund                                  $2,326

         MPAM Income Stock Fund                                        680

         MPAM Mid Cap Stock Fund                                       416

         MPAM Small Cap Stock Fund                                  11,488

         MPAM International Fund                                     1,785

         MPAM Emerging Markets Fund                                    502

         MPAM Balanced Fund                                            231

         MPAM Bond Fund                                             11,890

         MPAM Intermediate Bond Fund                                   185

         MPAM Short-Term
              U.S. Government Securities Fund                            3

         MPAM National Intermediate
              Municipal Bond Fund                                      359

         MPAM National Short-Term
              Municipal Bond Fund                                        3

         MPAM Pennsylvania Intermediate
              Municipal Bond Fund                                    1,363

All funds except MPAM International Fund and MPAM Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and MPAM International Fund and MPAM Emerging Markets Fund compensate Boston Safe under a Custody Agreement with Boston Safe, for providing custodial services for the relevant funds. During the period ended August 31,

                                                                   The Fund  129
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2002, pursuant to the custody agreements, the funds were charged the following:

         MPAM Large Cap Stock Fund                                $126,425

         MPAM Income Stock Fund                                     51,409

         MPAM Mid Cap Stock Fund                                    82,579

         MPAM Small Cap Stock Fund                                 106,615

         MPAM International Fund                                   466,650

         MPAM Emerging Markets Fund                                270,044

         MPAM Balanced Fund                                         46,797

         MPAM Bond Fund                                             84,711

         MPAM Intermediate Bond Fund                                39,272

         MPAM Short-Term
              U.S. Government Securities Fund                       13,292

         MPAM National Intermediate
              Municipal Bond Fund                                   38,728

         MPAM National Short-Term
              Municipal Bond Fund                                   11,421

         MPAM Pennsylvania Intermediate
              Municipal Bond Fund                                   64,293

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000
for    each   in   person   meeting   and   $500   for   telephone   meetings.

NOTE 4--Securities Transactions:

TABLE 7 summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended August 31, 2002.

TABLE 8 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each series at August 31, 2002.

NOTE 5--Change in Accounting Principle:

MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM Income Stock Fund (Debt Securities) and MPAM Balanced Fund (Debt securities):

As required, effective September 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to September 1, 2001, the funds did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the funds but resulted in increases

TABLE 7.

                                                  Purchases ($)        Sales ($)
--------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                          735,720,158      899,627,375

MPAM Income Stock Fund                             161,327,917      300,421,292

MPAM Mid Cap Stock Fund                            633,642,952      522,608,145

MPAM Small Cap Stock Fund                          453,482,700      221,267,736

MPAM International Fund                            291,546,479      103,969,597

MPAM Emerging Markets Fund                         132,634,100       47,348,943

MPAM Balanced Fund                                 353,456,826      366,931,885

MPAM Bond Fund                                   1,764,782,698    1,479,042,175

MPAM Intermediate Bond Fund                        447,457,557      424,985,238

MPAM Short-Term U.S. Government Securities Fund    105,981,715       88,594,302

MPAM National Intermediate Municipal Bond Fund     330,807,748      289,360,185

MPAM National Short-Term Municipal Bond Fund        64,111,906       56,941,288

MPAM Pennsylvania Intermediate Municipal Bond      288,638,060      347,520,154
Fund


130


(decreases) in accumulated undistributed investment income-net and corresponding increases (decreases) in accumulated net unrealized appreciation (depreciation) based on securities held by the funds on August 31, 2001. These amounts are shown in TABLE 9.

The effect of these changes for the year ended August 31, 2002 which, was to increase (decrease) net investment income (loss) , increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses). These amounts are shown in TABLE 10. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

As required, effective September 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the funds amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets


TABLE 8.

                                                                  Cost of           Gross              Gross
                                                           Investments ($)    Appreciation ($)   (Depreciation) ($)  Net ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                    1,207,024,636     285,554,911      110,875,903      174,679,008

MPAM Income Stock Fund                                         344,609,382     103,468,076       40,719,305       62,748,771

MPAM Mid Cap Stock Fund                                        803,456,046     119,311,288       82,865,300       36,445,988

MPAM Small Cap Stock Fund                                      378,488,445      23,160,621       47,176,296      (24,015,675)

MPAM International Fund                                        594,995,861      26,467,932       81,732,723      (55,264,791)

MPAM Emerging Markets Fund                                     150,670,422       9,812,648       18,884,877        9,072,229

MPAM Balanced Fund                                             365,041,710      32,066,470       24,754,431        7,312,039

MPAM Bond Fund                                                 962,051,538      33,399,418       17,355,030       16,044,388

MPAM Intermediate Bond Fund                                    427,669,853      15,082,550        6,546,715        8,535,835

MPAM Short-Term U.S. Government Securities Fund                107,678,732       1,982,595           42,512        1,940,083

MPAM National Intermediate Municipal Bond Fund                 533,813,334      30,287,963           87,777       30,200,186

MPAM National Short-Term Municipal Bond Fund                   136,205,402       4,101,958           73,066        4,028,892

MPAM Pennsylvania Intermediate Municipal Bond Fund             788,836,436      50,151,529          633,751       49,517,778

TABLE 9.


                                                  Accumulated    Accumulated
                                                Undistributed   Net Unrealized
                                                Undistributed   Appreciation
                                     Investment Income-Net($)  (Depreciation)($)

--------------------------------------------------------------------------------

MPAM Income Stock Fund (Debt securities)                  (562,209)     562,209

MPAM Balanced Fund (Debt securities)                      (110,330)     110,330

MPAM Bond Fund                                            (557,173)     557,173

MPAM Intermediate Bond Fund                             (1,147,735)   1,147,735

MPAM Short-Term U.S. Government Securities Fund           (477,261)     477,261

                                                                   The Funds 131

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the funds, but resulted in increases (decreases) in accumulated undistributed investment income-net and corresponding increases (decreases) in accumulated net unrealized appreciation (depreciation), based on securities held by the funds on August 31, 2001.These amounts were as shown in TABLE 11. The effect of these changes for the year ended August 31, 2002 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses). These amounts were as shown in TABLE 12.

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect theses changes in presentation.

NOTE 6--Subsequent Event (Unaudited):

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Small Company Stock Fund ("Premier Small Company Fund"), a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Mid Cap Stock Fund in exchange for shares of beneficial interest of MPAM Mid Cap Stock Fund' s MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A, Class C and Class T shares of Premier Small Company Fund received Investor shares of MPAM Mid Cap Stock Fund, holders of Class B shares of Premier Small Company Fund received Dreyfus


TABLE 10.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Net Unrealized
                                                                    Net Investment          Appreciation          Net Realized
                                                                 Income (Loss) ($         (Depreciation) ($)    Gains (Losses) ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Income Stock Fund (Debt securities)                                  (12,771)                  --                 12,771

MPAM Balanced Fund (Debt securities)                                     (181,553)              16,328                165,225

MPAM Bond Fund                                                         (1,178,194)             378,973                799,221

MPAM Intermediate Bond Fund                                            (1,392,268)             667,587                724,681

MPAM Short-Term U.S. Government Securities Fund                          (369,539)           (324,336)                693,875

TABLE 11.

                                                                                Accumulated
                                                        Accumulated           Net Unrealized
                                                      Undistributed             Appreciation
                                              Investment Income-Net ($)       (Depreciation) ($)
---------------------------------------------------------------------------------------------------------

MPAM National Intermediate Municipal Bond Fund               41,735                 (41,735)

MPAM National Short-Term Municipal Bond Fund                     --                      --

MPAM Pennsylvania Intermediate Municipal Bond Fund          152,021                (152,021)

TABLE 12.

                                                                                        Net Unrealized
                                                                     Net Investment       Appreciation            Net Realized
                                                                         Income ($)      (Depreciation) ($)      Gains (Losses) ($)
-----------------------------------------------------------------------------------------------------------------------------------

MPAM National Intermediate Municipal Bond Fund                               85,827           (45,725)                 (40,102)

MPAM National Short-Term Municipal Bond Fund                                  1,168                --                   (1,168)

MPAM Pennsylvania Intermediate Municipal Bond Fund                           32,013            75,541                 (107,554)


132


Premier shares of MPAM Mid Cap Stock Fund and holders of Class R shares of Premier Small Company Fund received MPAM shares of MPAM Mid Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Small Company Fund at the time of the exchange. The exchange was a tax-free event to shareholders. TABLE 13 summarizes the shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization of Premier Small Company Fund.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Massachusetts Municipal Fund
(" Premier Massachusetts Fund" ), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, were transferred to MPAM Massachusetts Intermediate Municipal Bond Fund in exchange for shares of beneficial interest of MPAM Massachusetts Intermediate Municipal Bond Fund' s MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Massachusetts Fund received Investor shares of MPAM Massachusetts Intermediate Municipal Bond Fund, holders of Class B shares of Premier Massachusetts Fund received Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund and holders of Class R shares of Premier Massachusetts Fund received MPAM shares of MPAM Massachusetts Intermediate Municipal Bond Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Massachusetts Fund at the time of the exchange. The reorganization was a tax-free event to shareholders. TABLE 14 summarizes the shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization of Premier Massachusetts Fund. MPAM Massachusetts Fund, as the successor fund to Premier


TABLE 13.


                                                                                                                     After
                                                                       Before Reorganization                     Reorganization
                                             Premier Small Company Fund                    MPAM Mid Cap           MPAM Mid Cap
                                    Class A         Class C          Class T                 Stock Fund             Stock Fund
                                    Shares           Shares           Shares              Investor Shares        Investor Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                   13,969,231       3,058,117          103,846                  734,876              17,866,070

Shares Outstanding                  932,128         217,340            6,981                   74,876               1,821,506

Net Asset Value Per Share ($)         14.99  14.07    14.88             9.81                                          9.81

                                                                                           MPAM Mid Cap           MPAM Mid Cap
                                                                                            Stock Fund             Stock Fund
                                          Premier Small Company Fund                          Dreyfus                Dreyfus
                                                Class B Shares                            Premier Shares         Premier Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                   18,147,908                                     --                 18,147,908

Shares Outstanding                                1,290,901                                     --                  1,850,160

Net Asset Value Per Share ($)                         14.06                                     --                    9.81

                                                                                           MPAM Mid Cap           MPAM Mid Cap
                                          Premier Small Company Fund                        Stock Fund             Stock Fund
                                                Class R Shares                              MPAM Shares            MPAM Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                  184,065,900                                 830,618,229           1,014,684,129

Shares Outstanding                               12,071,122                                 84,520,635             103,247,452

Net Asset Value Per Share ($)                         15.25                                    9.83                   9.83

                                                                                           MPAM Mid Cap           MPAM Mid Cap
                                          Premier Small Company Fund                        Stock Fund             Stock Fund
------------------------------------------------------------------------------------------------------------------------------------

Unrealized Appreciation/(Depreciation) ($)       13,268,450                                 28,966,305             42,234,755

                                                                   The Funds 133
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Massachusetts Fund will assume and continue the financial performance histories of Premier Massachusetts Fund. A discussion of fund performance and financial information pertaining to Premier Massachusetts Fund for the period ended August 31, 2002 begins on page 142 of this Annual Report.

On September 26, 2002, shareholders of Dreyfus Premier Limited Term Municipal Fund ("Premier Municipal Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, approved a proposal pursuant to which MPAM National Intermediate Municipal Bond Fund would acquire all of the assets and assume the stated liabilities of Premier Municipal Fund in exchange for certain shares of MPAM National Intermediate Municipal Bond Fund. Holders of Class A and Class C shares of Premier Municipal Fund would receive Investor shares of MPAM National Intermediate Municipal Bond Fund, holders of Class B shares of Premier Municipal Fund would receive Dreyfus Premier shares of MPAM National Intermediate Municipal Bond Fund and holders of Class R shares of Premier Municipal Fund would receive MPAM shares of MPAM National Intermediate Municipal Bond Fund. The transaction closed on October 11, 2002.

TABLE 14.


                                                                                                                    After
                                                                       Before Reorganization                    Reorganization
                                             Premier                Premier             MPAM Massachusetts     MPAM Massachusetts
                                       Massachusetts Fund     Massachusetts Fund           Intermediate           Intermediate
x                                            Class A                Class C             Municipal Bond Fund  Municipal Bond Fund
                                             Shares                 Shares                Investor Shares        Investor Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                            14,026,219               1,519,636                   12.50                   15,545,868

Shares Outstanding                         1,087,779                 117,424                     1                      1,206,041

Net Asset Value Per Share ($)                 12.89                   12.94                    12.50                        12.89

                                                                    Premier         MPAM Massachusetts         MPAM Massachusetts
                                                              Massachusetts Fund       Intermediate              Intermediate
                                                                    Class B         Municipal Bond Fund       Municipal Bond Fund
                                                                    Shares        Dreyfus Premier Shares      Dreyfus Premier Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                   1,464,736                 12.50                  1,464,748

Shares Outstanding                                                 113,401                   1                      113,371

Net Asset Value Per Share ($)                                        12.92                 12.50                     12.92

                                                                    Premier         MPAM Massachusetts        MPAM Massachusettsx
                                                              Massachusetts Fund       Intermediate               Intermediate
                                                                    Class R         Municipal Bond Fund        Municipal Bond Fund
                                                                    Shares              MPAM shares               MPAM shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                 171,745,939                12.50                 171,745,952

Shares Outstanding                                              13,318,070                  1                    13,313,640

Net Asset Value Per Share ($)                                        12.90                12.50                       12.90

                                                                                    MPAM Massachusetts         MPAM Massachusetts
                                                                    Premier            Intermediate               Intermediate
                                                              Massachusetts Fund    Municipal Bond Fund       Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

Unrealized Appreciation/(Depreciation) ($)                        12,048,678                 0                    12,048,678


134


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

MPAM Funds Trust

We have audited the accompanying statements of assets and liabilities of MPAM Funds Trust (comprised of MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund) (collectively "the Funds"), including the statements of investments and statements of financial futures, as of August 31, 2002, the related statements of operations for the year then ended, statement of changes in net assets and financial highlights for the year ended August 31, 2002 and the periods ended August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2002, the results of their operations for the year then ended, statement of changes in net assets and financials highlights for the year ended August 31, 2002 and the periods ended August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, effective September 1, 2001, MPAM Income Stock Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund began accreting discount and amortizing premium on fixed income securities on a scientific basis as required by the AICPA and Accounting Guide for Investment Companies.


                                                       /s/ KPMG LLP

New York, New York
October 11, 2002

                                                                  The Funds 135

IMPORTANT TAX INFORMATION (Unaudited)

MPAM LARGE CAP STOCK FUND

For federal tax purposes the fund hereby designates $.1573 per share as a long-term capital gain distribution paid on December 31, 2001.

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

MPAM INCOME STOCK FUND

For federal tax purposes the fund hereby designates $.5870 per share as a long-term capital gain distribution paid on December 31, 2001.

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

MPAM MID CAP STOCK FUND

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

MPAM INTERNATIONAL FUND

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2002:

   -- the total amount of taxes paid to foreign countries was $1,320,479

   -- the total amount of income sourced from foreign countries was $7,752,807

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

MPAM BALANCED FUND

For federal tax purposes the fund hereby designates $.1999 per share as a long-term capital gain distribution paid on December 31, 2001.

The fund also designates 22.85% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

MPAM BOND FUND

For federal tax purposes the fund hereby designates .0377 per share as a long-term capital gain distribution paid on November 30, 2001.

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND

For state individual income tax purposes, the Government Securities Series hereby designates 64.63% of the ordinary income dividends paid during its fiscal year ended August 31, 2002 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt form taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2002:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income tax), an

   -- the fund hereby designates $.0575 per share as a long-term capital gain distribution of the $.1315 per share paid on December 7, 2001.


136

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2002:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the fund hereby designates $.0310 per share as a long-term capital gain distribution of the $.0897 per share paid on December 7, 2001.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year of Form 1099-DIV which will be mailed by January 31, 2003.

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2002:

   -- all dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income tax), an

   -- the fund hereby designates $.0901 per share as a long-term capital gain distribution of the $.1179 per share paid on December 7, 2001.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                                  The Funds 137

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O'Connor (59)

Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Attorney, Cozen and O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2001

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Board of Consultors of Villanova University School of Law, Board Member

* Temple University, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 14

                              --------------

Ronald R. Davenport (66)

Trustee (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Sheridan Broadcasting Corporation since July 1972

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Urban Radio Networks, Co-Chairman

* Aramark Corporation, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 14

                              --------------

John L. Diederich (65)

Trustee (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Continental Mills, a dry baking products company, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 14

                             --------------

Maureen D. McFalls (57)

Trusee (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Director of the Office of Government Relations at Carnegie Mellon University since January 2000

* Manager, Government Communications, of the Software Engineering Institute at Carnegie Mellon University from March 1994 to December 1999

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon University

* Coro Center For Civic Leadership, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 14

                              --------------

Kevin C. Phelan (58)

Trustee (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive Vice President and Director since March 1998.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Greater Boston Chamber of Commerce, Director

* Fiduciary Trust, Director

* St. Elizabeth's Medical Center of Boston, Board Member

* Providence College, Trustee

* Boston Municipal Research Bureau, Board Member

* Boys and Girls Club of Boston, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 14


138


Patrick J. Purcell (54)

Trustee (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Owner, President and Publisher of The Boston Herald since February 1994

* President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Vice Chairman

* The Genesis Fund, and organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member

* United Way of Massachusetts Bay, Board Member

* John F. Kennedy Library Foundation, Board Member

* Greater Boston Chamber of Commerce, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 14



Thomas F. Ryan, Jr. (61)

Trustee (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired since April 1999

* President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* Brigham & Women's Hospital, Trustee

* New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 14

                               --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-645-6561 FOR INDIVIDUAL ACCOUNTHOLDERS AND FOR PRIVATE WEALTH MANAGEMENT CLIENTS, PLEASE CONTACT YOUR MPAM ACCOUNT OFFICER OR CALL 1-888-281-7350.

                                                                  The Funds  139

OFFICERS OF THE TRUST (Unaudited)

DAVID F. LAMERE, PRESIDENT SINCE JUNE 2000.

   Vice Chairman of Mellon Financial Corporation ("Mellon"), Executive Vice President of Boston Safe Deposit and Trust Company and a director of Dreyfus. As President of Mellon's Private Wealth Management group, Mr. Lamere oversees all investment management, fiduciary, administrative and charitable planned giving services for the firm's family office, endowment, foundation and high net worth clients. He is 42 years old and has been an employee of Mellon since 1993.

   Prior to his current position, Mr. Lamere held several management positions within MPAM Private Asset Management, the predecessor to Mellon's Private Wealth Management group, and The Boston Company. He is a member of Mellon's Executive Management Group and Director of the Boards of The Boston Company, Boston Safe Deposit and Trust Company, Laurel Capital Advisors, LLP, Mellon United National Bank, and Newton Management, Ltd., of London, England. In addition, he is Chairman of the Board for Mellon Trust of New York, Mellon Trust of California, and Mellon Trust of Florida, National Association. He is also a member of Mellon's Committee for Public Responsibility.

H. VERNON WINTERS, VICE PRESIDENT SINCE JUNE 2000.

   Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Winters is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. He serves as a Director of Boston Safe Deposit and Trust Company and The Boston Company. He is also Chairman and CEO of Laurel Capital Advisors, LLP. He is 62 years old, and has been an employee of Mellon since August 1994.

MARK N. JACOBS, VICE PRESIDENT SINCE JUNE 2000.

   Executive Vice President, General Counsel and Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

JEFF PRUSNOFSKY, SECRETARY SINCE JUNE 2000.

   Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 64 portfolios) managed by Dreyfus. He is 37 years old, and has been an employee of Dreyfus since January 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE JUNE 2000.

   Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE JUNE 2000.

   Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

   Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE JUNE 2000.

   Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 55 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since August 1981.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE JUNE 2000.

   Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 75 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

   Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

   Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of Dreyfus since October 1998.


140

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                                                                   The Funds 141


DISCUSSION OF
FUND PERFORMANCE

John Flahive, Portfolio Manager

Before MPAM Massachusetts Intermediate Municipal Bond Fund (the "MPAM Massachusetts Fund") commenced operations on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), were transferred to the MPAM Massachusetts Fund in a tax-free reorganization. The discussion below applies to the Premier Massachusetts Fund for the 12-month period ended August 31, 2002. The performance figures below represent the performance of Premier Massachusetts Fund for the same 12-month period. The MPAM Massachusetts Fund, as the successor fund to the Premier Massachusetts Fund, will assume and continue the financial and performance histories of the Premier Massachusetts Fund.

How did the fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2002, the fund achieved a total return of 5.19% for Class A shares, 4.67% for Class B shares, 4.64% for Class C shares and 5.45% for Class R shares.(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 6.86% and 6.77%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.94% .(3) The fund's benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance primarily to declining interest rates and a surge in demand for high quality municipal bonds. The fund's returns trailed those of its benchmarks, primarily because Massachusetts' municipal bonds generally produced lower returns than the overall municipal bond market. However, we are pleased with the fund's returns relative to its Lipper category average.

What other factors influenced the fund's performance?

When the reporting period began, Massachusetts was mired in a recession that was soon to be intensified by the September 11 terrorist attacks. The Federal Reserve Board continued to reduce short-term interest rates aggressively in an attempt to stimulate renewed U.S. economic growth, bringing the federal funds rate to a 40-year low. At the same time, corporate scandals and heightened international tensions increased the demand among investors for highly rated municipal bonds. As a result, intermediate-term, tax-exempt bond yields trended lower. When new bond yields fall, prices of existing bonds tend to rise, producing capital appreciation.

The generally weak economy caused Massachusetts and many of its municipalities to report revenue shortfalls. To cover their budget gaps, the state issued a higher volume of securities compared to the same period one year earlier. However, the surge in demand easily absorbed the increase in supply, and Massachusetts municipal bond yields remained relatively low.

The fund was also affected by the September 11 terrorist attacks, which caused sharp declines in bonds issued by the Massachusetts Port Authority, owner of Logan International Airport. However, these bonds had rebounded strongly by the end of the reporting period, and the fund has continued to hold them.


142


Finally, we maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- in a range between 4.75 years and 5.75 years. As a result, we were able to capture existing yields for as long as practical while keeping cash available for new opportunities. We achieved this relatively conservative posture by balancing longer term, non-callable securities with shorter term ones, thereby maintaining the fund' s average duration in the intermediate-term range even as interest rates declined.

September 5, 2002

(1) THIS TOTAL RETURN INFORMATION IS FOR SHARE CLASSES OF THE MPAM MASSACHUSETTS FUND'S PREDECESSOR, THE PREMIER MASSACHUSETTS FUND. THE ASSETS OF EACH SHARE CLASS OF THE PREMIER MASSACHUSETTS FUND WERE TRANSFERRED TO A CORRESPONDING CLASS OF THE MPAM MASSACHUSETTS FUND. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                   The Funds 143


FUND PERFORMANCE

Before MPAM Massachusetts Intermediate Municipal Bond Fund (the "MPAM Massachusetts Fund" ) commenced operations on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), were transferred to the MPAM Massachusetts Fund in a tax-free reorganization. The performance figures shown in the graph and table represent the performance of the Premier Massachusetts Fund for various periods ended August 31, 2002. The MPAM Massachusetts Fund, as the successor fund to the
Premier Massachusetts Fund, will assume and continue the financial and performance histories of the Premier Massachusetts Fund.






Beth's Attention
----------------




     Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index


     Comparison of change in value of $10,000 investment in Class A shares of the MPAM Massachusetts Fund's predecessor, the Premier Massachusetts Fund, with the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/01


                                                                Inception
                                                                     Date                           5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                        11.00%                            5.95%                 6.20%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                Inception
                                                                     Date          1 Year           5 Years              10 Years


INVESTOR SHARES                                                   11.00%            DFUH             5.95%                 6.20%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF THE MPAM MASSACHUSETTS FUND'S PREDECESSOR, THE PREMIER MASSACHUSETTS FUND, ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR THE OTHER CLASSES OF SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 7-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 9-12 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDICES OUTPERFORMING OR UNDERPERFORMING THE FUND.




144





Average Annual Total Returns AS OF 8/31/02


                                            Inception                                                                       From
                                                 Date           1 Year                  5 Years           10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES

WITH MAXIMUM SALES CHARGE (3.0%)                                2.04%                    4.67%             5.24%

WITHOUT SALES CHARGE                                            5.19%                    5.31%             5.57%

CLASS B SHARES

WITH APPLICABLE REDEMPTION CHARGE ((+))      12/28/94           1.67%                    4.61%              --        5.58% ((+)(+))

WITHOUT REDEMPTION                           12/28/94           4.67%                    4.77%              --        5.58% ((+)(+))

CLASS C SHARES

WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))  12/28/94         3.89%                    4.80%              --        5.50%

WITHOUT REDEMPTION                           12/28/94           4.64%                    4.80%              --        5.50%

CLASS R SHARES                                 2/1/93           5.45%                    5.57%              --         5.65%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE TOTAL RETURN INFORMATION IN THE ABOVE TABLE IS FOR THE SHARE CLASSES OF THE MPAM MASSACHUSETTS FUND'S PREDECESSOR, THE PREMIER MASSACHUSETTS FUND. THE ASSETS OF EACH SHARE CLASS OF THE PREMIER MASSACHUSETTS FUND WERE TRANSFERRED TO A CORRESPONDING CLASS OF THE MPAM MASSACHUSETTS FUND IN A TAX-FREE REORGANIZATION. ACCORDINGLY, CLASS A AND CLASS C SHARES OF THE PREMIER MASSACHUSETTS FUND CORRESPOND TO INVESTOR SHARES OF THE MPAM MASSACHUSETTS FUND, CLASS B SHARES OF THE PREMIER MASSACHUSETTS FUND CORRESPOND TO DREYFUS PREMIER SHARES OF THE MPAM MASSACHUSETTS FUND, AND CLASS R SHARES OF THE PREMIER MASSACHUSETTS FUND CORRESPOND TO MPAM SHARES OF THE MPAM MASSACHUSETTS FUND.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+) ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

(+)(+)(+) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
          .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                   The Funds 145

STATEMENT OF INVESTMENTS

August 31, 2002


DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS--92.8%                                                                   Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--87.6%

Andover 6%, 12/1/2005                                                                     700,000                         788,718

Attleboro 6%, 10/1/2003                                                                 1,085,000                       1,140,042

Bellingham 5.375%, 3/1/2014
    (Insured; AMBAC)                                                                    1,685,000                       1,887,874

Boston:

    5.75%, 2/1/2010                                                                     2,000,000                       2,312,240

    4.50%, 2/1/2011 (Insured; FGIC)                                                     1,000,000                       1,071,220

Boston Water and Sewer
    Commission, Revenue

    9.25%, 1/1/2011                                                                       100,000                         137,806

Burlington:

    5.25%, 2/1/2012                                                                       200,000                         223,868

    5.25%, 2/1/2013                                                                       250,000                         279,685

Cambridge 5%, 12/15/2011                                                                  510,000                         571,282

Capital Trust Agency, Revenue
    (Seminole Tribe Convention)
    10%, 10/1/2033                                                                      1,575,000                       1,587,679

Easton 6%, 9/15/2006                                                                      105,000                         109,055

Everett 6.125%, 12/15/2014
    (Insured; MBIA)                                                                     1,000,000                       1,163,070

Framingham 5.75%, 3/1/2005                                                              1,145,000                       1,253,283

Franklin 6.25%, 11/15/2005
    (Insured; MBIA)                                                                       430,000                         487,147

Haverhill 6%, 6/15/2005
    (Insured; FGIC)                                                                       750,000                         832,762

Holden 6%, 3/1/2014 (Insured; FGIC)                                                     1,000,000                       1,157,440

Lynn 5.25%, 2/15/2008                                                                   1,500,000                       1,677,870

Mashpee:

    6.25%, 2/1/2006 (Insured; MBIA)                                                     1,000,000                       1,130,250

    5.625%, 11/15/2015
        (Insured; FGIC)                                                                   500,000                         558,280

Massachusetts Bay
    Transportation Authority:

        Assessment Revenue

            5.75%, 7/1/2011                                                             2,000,000                       2,290,480

        General Transportation System:

            5.90%, 3/1/2004
                 (Prerefunded 3/1/2003)                                                    20,000 (a)                      20,860

            5.90%, 3/1/2004                                                               530,000                         551,809

            5.50%, 3/1/2009                                                             2,000,000                       2,259,980

            5.50%, 3/1/2014
                 (Insured; FGIC)                                                        1,000,000                       1,140,690

            5.25%, 3/1/2015
                 (Insured; FGIC)                                                        1,000,000                       1,115,250

MASSACHUSETTS (CONTINUED)

Massachusetts Commonwealth:

    5.50%, 2/1/2007 (Insured; MBIA)                                                     1,000,000 (b)                   1,100,940

    6.50%, 8/1/2008                                                                       600,000                         709,248

    Consolidated Loan:

        5.50%, 7/1/2008
            (Prerefunded 7/1/2005)                                                      2,500,000 (a)                   2,764,750

        5.375%, 6/1/2011                                                                6,350,000                       7,186,866

        6.75%, 11/1/2011
            (Insured; FGIC,
                 Prerefunded 11/1/2004)                                                 1,375,000 (a)                   1,539,106

        6%, 8/1/2012 (Insured; FGIC,
            Prerefunded 8/1/2004)                                                       2,500,000 (a)                   2,757,075

        5.50%, 6/1/2013                                                                 1,000,000                       1,142,680

        5.75%, 6/1/2013
            (Prerefunded 6/1/2010)                                                      5,000,000 (a)                   5,785,350

        5%, 6/1/2014                                                                    2,000,000                       2,192,840

        5.50%, 6/1/2015 (Insured; FGIC)                                                 2,000,000                       2,302,680

        5.625%, 8/1/2015 (Insured;
            MBIA, Prerefunded 8/1/2005)                                                 1,000,000 (a)                   1,112,020

        5.50%, 11/1/2016
            (Insured; FGIC)                                                             3,000,000                       3,432,150

        5.75%, 10/1/2018 (Insured;
            MBIA, Prerefunded 10/1/2010)                                                3,000,000 (a)                   3,488,910

        5%, 8/1/2027 (Insured; MBIA)                                                    2,000,000                       2,009,560

    Federal Highway
        5.75%, 6/15/2010                                                                2,000,000                       2,303,720

Massachusetts Development
    Finance Agency:

        Education Revenue (Belmont Hill

            School) 5%, 9/1/2015                                                          500,000                         524,530

        Higher Education Revenue (Smith
            College) 5.75%, 7/1/2029
            (Prerefunded 7/1/2010)                                                      1,000,000 (a)                   1,163,970

        Revenue:

            (Massachusetts College
                 of Pharmacy)

                     6%, 7/1/2008                                                         310,000                         332,543

                     6.30%, 7/1/2010                                                      350,000                         379,526

                     6.40%, 7/1/2011                                                      370,000                         401,631

                     6.50%, 7/1/2012                                                      395,000                         428,287

            (Suffolk University)
                 5.85%, 7/1/2029                                                        1,000,000                       1,018,620

        RRR:

            (Semass Systems)
                 5%, 1/1/2005                                                           2,000,000                       2,122,780

            (Waste Management, Inc)
                 6.90%, 12/1/2009                                                       1,000,000                       1,090,180


146


DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                       Principal
  INVESTMENTS (CONTINUED)                                                                Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Education Loan
    Authority Education Loan
    Revenue 6.20%, 7/1/2013
    (Insured; AMBAC)                                                                      650,000                         720,928

Massachusetts Educational
    Financing Authority, Education
    Loan Revenue 4.70%, 1/1/2010
    (Insured; AMBAC)                                                                    1,000,000                       1,047,960

Massachusetts Health and Educational
    Facilities Authority, Revenue:

        (Dana-Farber Cancer Institute)

            5.55%, 12/1/2003
                 (Insured; FGIC)                                                          400,000                         419,664

        (Dartmouth-Hitchcock)

            5.125%, 8/1/2022
                 (Insured; FSA)                                                         2,000,000                       2,050,260

        (Harvard University):

            5.50%, 1/15/2004                                                            1,000,000                       1,054,640

            6.50%, 11/1/2004                                                              700,000                         773,430

            5%, 7/15/2022                                                               1,500,000                       1,525,065

        (Jordan Hospital):

            5%, 10/1/2010                                                                 500,000                         505,780

            6.875%, 10/1/2015                                                           1,000,000                       1,020,810

        (Massachusetts Institute of
            Technology) 5.50%, 7/1/2022                                                 3,000,000                       3,317,520

        (Northeastern University)
            5.50%, 10/1/2009
                 (Insured; MBIA)                                                          420,000                         478,943

        (Partners Healthcare Systems):

            5.25%, 7/1/2004
                 (Insured; FSA)                                                         1,000,000                       1,063,600

            5.25%, 7/1/2013                                                             1,595,000                       1,694,289

            5.125%, 7/1/2019                                                            1,000,000                       1,006,290

        (South Shore Hospital):

            4.75%, 7/1/2004                                                               700,000                         730,058

        (Tufts University):

            5.50%, 8/15/2014                                                            1,000,000                       1,149,150

            5.50%, 2/15/2036                                                            1,000,000                       1,043,860

        (Williams College)
            5.70%, 7/1/2008                                                               520,000                         546,286

        (Winchester Hospital)
            6.75%, 7/1/2030                                                             1,600,000                       1,673,952

Massachusetts Housing Finance
    Agency, SFHR, 6%, 6/1/2014
    (Insured; MBIA)                                                                       855,000                         893,347

MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency:

    Electric Revenue (Nantucket
        Electric Co. Project) 6.75%,
        7/1/2006 (Insured; AMBAC)                                                       1,400,000                       1,601,670

    Museum Revenue (Museum of Fine
        Arts of Boston) 5.375%, 1/1/2007
            (Insured; MBIA)                                                             1,000,000                       1,108,510

    Revenue:

        (Babson College) 5.75%,
            10/1/2007 (Insured; MBIA)                                                     555,000                         633,938

        (Brooks School):

            5.70%, 7/1/2006
                 (Prerefunded 7/1/2003)                                                   260,000 (a)                     274,407

            5.75%, 7/1/2007
                 (Prerefunded 7/1/2003)                                                   275,000 (a)                     290,350

            5.80%, 7/1/2008

                 (Prerefunded 7/1/2003)                                                   290,000 (a)                     306,310

            5.85%, 7/1/2009
                 (Prerefunded 7/1/2003)                                                   305,000 (a)                     322,278

        (College of The Holy Cross)

                 5.50%, 3/1/2007
                 (Insured; MBIA)                                                        1,145,000                       1,272,645

        (Concord Academy):

            5.45%, 9/1/2017                                                               500,000                         515,510

            5.50%, 9/1/2027                                                             1,250,000                       1,255,400

        (St. John's School, Inc.)
            5.70%, 6/1/2018                                                             1,000,000                       1,019,340

        (The Tabor Academy)
            5.40%, 12/1/2028                                                              500,000                         498,215

        (Tufts University):

            5.50%, 2/15/2007
                 (Insured; MBIA)                                                          750,000                         837,307

            5.50%, 2/15/2008
                 (Insured; MBIA)                                                        1,595,000                       1,792,142

            5.50%, 2/15/2011
                 (Insured; MBIA)                                                          500,000                         567,760

        (Wentworth Institute of
            Technology) 5.55%, 10/1/2013                                                  500,000                         524,180

        (Worcester Polytechnic)
            5.35%, 9/1/2006                                                               850,000                         944,988

Massachusetts Municipal Wholesale
    Electric Company, Power Supply
    System Revenue:

        (Project 6) 5%, 7/1/2006 (MBIA)                                                 2,000,000                       2,185,200

        (Stony Brook Intermediate)
            4.50% 7/1/2006 (MBIA)                                                       1,500,000                       1,611,600



                                                                                                                 The Funds   147

STATEMENT OF INVESTMENTS (CONTINUED)


DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Port Authority, Revenue

    5.75%, 7/1/2010                                                                     2,000,000                       2,255,560

    5.75%, 7/1/2011                                                                     3,500,000                       3,961,685

    6%, 7/1/2013                                                                        2,500,000                       2,807,425

Massachusetts Water Pollution
    Abatement Trust:

        (Pool Loan Program):

            6.125%, 2/1/2007
                 (Insured; FSA)                                                         1,000,000                       1,143,190

            5.625%, 8/1/2013                                                            1,000,000                       1,135,970

            5.25%, 2/1/2014                                                             1,300,000                       1,432,639

            5.625%, 2/1/2015
                 (Prerefunded 2/1/2007)                                                 2,000,000 (a)                   2,264,800

        Water Pollution
            Abatement Revenue:

                 (New Bedford Loan Program):

                       6%, 2/1/2004                                                         745,000                         791,659

                       6%, 2/1/2004                                                         255,000                         270,897

                       5.25%,2/1/2012                                                       500,000                         559,250

                 (SESD Loan Program):
                     6.375%, 2/1/2015                                                     195,000                         210,986

                     6.375%, 2/1/2015
                         (Prerefunded
                         2/1/2004)                                                      2,305,000 (a)                   2,506,572

Massachusetts Water
    Resource Authority:

        5.875%, 11/1/2004
            (Prerefunded 11/1/2002)                                                     2,345,000 (a)                   2,410,074

        5.50%, 8/1/2008
            (Insured; MBIA)                                                               500,000                         566,135

        5.30%, 11/1/2010 (Insured; FGIC)                                                1,000,000                       1,099,210

        5.50%, Series B, 8/1/2011
            (Insured; FSA)                                                              1,100,000                       1,255,958

        5.50%, Series D, 8/1/2011
            (Insured; FSA)                                                              1,000,000                       1,141,780

        5.50%, 8/1/2013 (Insured; FSA)                                                  1,000,000                       1,145,450

        6%, 8/1/2014 (Insured; MBIA)                                                    1,000,000                       1,193,880

        6%, 8/1/2024 (Prerefunded
            8/1/2004, Insured; MBIA)                                                      515,000 (a)                     565,460

Mendon Upton Regional School District

    6%, 6/1/2007 (Insured; FGIC)                                                          600,000                         691,146

North Attleborough 5.50%,
    3/1/2006 (Insured; AMBAC)                                                           1,000,000                       1,108,850

MASSACHUSETTS (CONTINUED)

Northampton, School Project Loan

    6.40%, 5/15/2004 (Insured; MBIA)                                                      750,000                         811,717

Northbridge 5.25%, 2/15/2017
    (Insured; AMBAC)                                                                    1,000,000                       1,087,590

Pittsfield
    5%, 4/15/2012 (Insured; MBIA)                                                       1,000,000                       1,102,300

Quabbin Regional School District
    6%, 6/15/2008 (Insured; AMBAC)                                                        780,000                         908,021

Sandwich 5.75%, 8/15/2013
    (Insured; MBIA)                                                                     1,050,000                       1,208,571

Shrewsbury (Municipal Purpose Loan)

    5%, 8/15/2010                                                                       1,345,000                       1,498,397

Somerville:

    6%, 2/15/2007 (Insured; FSA)                                                          775,000                         886,468

    5%, 2/15/2010 (Insured; FGIC)                                                       1,000,000                       1,107,730

Southeastern University Building
    Authority, Project Revenue 5.90%,
    5/1/2010 (Insured; AMBAC)                                                             500,000                         553,320

South Essex Sewer District

    6.75%, 6/1/2015 (Insured; MBIA)                                                     1,015,000                       1,125,554

Springfield 5.50%, 8/1/2014
    (Insured; FGIC)                                                                     1,500,000                       1,705,110

University of Massachusett Building
    Authority, Project Revenue 5.50%,
    11/1/2014 (Insured; AMBAC)                                                          1,000,000                       1,111,330

Uxbridge, Municipal Purpose Loan:

    6.125%, 11/15/2005
        (Insured; MBIA)                                                                   500,000                         564,515

    6.125%, 11/15/2007
        (Insured; MBIA)                                                                   525,000                         614,381

Westfield 6.50%, 5/1/2017>
        (Insured; FGIC)                                                                   735,000                         870,608

Worcester:

    6.20%, 5/1/2010 (Insured; MBIA,
        Prerefunded 5/1/2005)                                                           1,440,000 (a)                   1,624,320

    5.625%, 8/15/2015 (Insured; FGIC)                                                   1,000,000                       1,122,560

    Municipal Purpose Loan:

        6.25%, 7/1/2010
            (Insured; MBIA)                                                               755,000                         898,744

        5.25%, 11/1/2010
            (Insured; MBIA)                                                             1,000,000                       1,107,010


148




DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                       Principal
  INVESTMENTS (CONTINUED)                                                                 Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--5.2%

Guam Economic Development Authority:

    0/5.15%, 5/15/2011                                                                    250,000 (c)                     198,435

    0/5.20%, 5/15/2012                                                                    300,000 (c)                     238,083

    0/5.20%, 5/15/2013                                                                  1,175,000 (c)                     922,622

    5.40%, 5/15/2031                                                                      485,000                         497,319

Puerto Rico Commonwealth:

    6.25%, 7/1/2011 (Insured; MBIA)                                                     1,050,000                       1,269,103

    5.50%, 7/1/2014 (Insured; MBIA)                                                       500,000                         578,580

    Public Improvement
        5.50%, 7/1/2015 (Insured; FSA)                                                  1,500,000                       1,733,070

Puerto Rico Commonwealth Highway
    and Transportation Authority,
    Highway Revenue 6.25%,
    7/1/2009 (Insured; MBIA)                                                            1,000,000                       1,193,680

Puerto Rico Electric Power Authority,
    Power Revenue 6.50%,
    7/1/2006 (Insured; MBIA)                                                            1,000,000                       1,155,920

Puerto Rico Public Buildings Authority,
    Revenue 6.75%, 7/1/2005
    (Insured; AMBAC)                                                                    1,000,000                       1,134,300

University of Puerto Rico, University
    Revenue 6.25%, 6/1/2005                                                               750,000                         838,463

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS

    (cost $163,019,005)                                                                                               173,502,581

SHORT-TERM                                                                                Principal
MUNICIPAL INVESTMENTS--8.1%                                                                Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------


Massachusetts Commonwealth, VRDN:

    1.35%                                                                               1,500,000 (d)                   1,500,000

    (Central Artery) 1.90%                                                              3,000,000 (d)                   3,000,000

Massachusetts Health and Educational
    Facilities Authority, Revenue:

        VRDN (Boston University)
            1.21% (LOC; State Street
                 Bank & Trust Co.)                                                      2,900,000 (d)                   2,900,000

        VRDN (Capital Asset Program):

            1.20% Series B (Insured; MBIA)                                              2,000,000 (d)                   2,000,000

            1.20% Series C (Insured; MBIA)                                              1,600,000 (d)                   1,600,000

Massachusetts Industrial Finance
    Agency, Revenue, VRDN (Showa
    Womans Institute, Inc.) 1.90%
    (LOC; Bank of New York,
    Fuji Bank and Trust Co.)                                                            3,600,000 (d)                   3,600,000

Massachusetts Water Resources
    Authority, VRDN:

    1.35% (Insured; AMBAC)                                                                600,000 (d)                     600,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $15,200,000)                                                                                                 15,200,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $178,219,005)                                                                    100.9%                     188,702,581

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.9%)                     (1,671,842)

NET ASSETS                                                                                 100.0%                     187,030,739

                                                                                                                 The Funds   149

STATEMENT OF INVESTEMNTS (CONTINUED)



Summary of Abbreviations

AMBAC     American Municipal Bond Assurance Corporation           MBIA     Municipal Bond Investors Assurance Insurance Corporation

FGIC      Financial Guaranty Insurance Company                    RRR      Resources Recovery Revenue

FSA       Financial Security Assurance                            SFHR     Single Family Housing Revenue

LOC       Letter of Credit                                        VRDN     Variable Rate Demand Notes









Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or                            Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 61.6

AA                             Aa                                    AA                                  21.5

A                              A                                     A                                    2.9

BBB                            Baa                                   BBB                                  5.1

F1+, F-1                       MIG1, VMIG1 & P1                      SP1, A1                              8.1

Not Rated (e)                  Not Rated (e)                         Not Rated (e)                         .8

                                                                                                        100.0

(A)   BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
      SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
      INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
      EARLIEST REFUNDING DATE.

(B)   PURCHASED ON A DELAYED DELIVERY BASIS.

(C)   ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
      BECOMES EFFECTIVE UNTIL MATURITY.

(D)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
      CHANGE.

(E)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


150



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

Dreyfus Premier Limited Term Massachusetts Municipal Fund        Cost     Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments             178,219,005

                                                                    188,702,581

Interest receivable                                                   1,935,555

                                                                    190,638,136
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    83,205

Cash overdraft due to Custodian                                         450,268

Payable for investment securities purchased                           3,073,924

                                                                      3,607,397
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,030,739
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     177,474,294

Accumulated net realized gain (loss) on investments                   (930,464)

Accumulated net unrealized appreciation (depreciation) on
investments                                                          10,486,909
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,030,739



NET ASSET VALUE PER SHARE


                                                                            Class A       Class B      Class C      Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                           13,865,533     1,483,738    1,651,583  170,029,885

Shares Outstanding                                                        1,084,294       115,831      128,686   13,295,096
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                 12.79         12.81        12.83        12.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Funds   151




STATEMENT OF OPERATIONS

                                                            Two Months Ended              Year Ended
  Dreyfus Premier Limited Term Massachusetts Municipal Fund  August 31, 2002(a)        June 30, 2002
-----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    1,387,232              7,417,534

EXPENSES:

Management fee--Note 2(a)                                            156,129                792,434

Distribution and service fees--Note 2(b)                               9,688                 46,450

Loan commitment fees--Note 4                                             623                  1,663

TOTAL EXPENSES                                                       166,440                840,547

INVESTMENT INCOME--NET                                             1,220,792              6,576,987
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              339,634                 18,598

Net realized gain (loss) on financial futures                       (470,050)              (273,501)

NET REALIZED GAIN (LOSS)                                            (130,416)              (254,903)

Net unrealized appreciation (depreciation) on investments [including
  ($60,938) net unrealized (depreciation) and $60,938 net unrealized appreciation on financial futures for the period ended August 31, 2002
  and for the year ended June 30, 2002, respectively]              2,626,602              3,367,932

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             2,496,186              3,113,029

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               3,716,978              9,690,016

(A)  THE FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

SEE NOTES TO FINANCIAL STATEMENTS.


152


STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Two Months Ended           Year Ended June 30
                                                                                                         -------------------------
            Dreyfus Premier Limited Term Massachusetts Municipal Fund             August 31, 2002(a)     2002                2001
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                                   1,220,792   6,576,987          5,583,355

Net realized gain (loss) on investments                                                  (130,416)    (254,903)           51,337

Net unrealized appreciation (depreciation) on investments                                2,626,602   3,367,932         4,772,549

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                              3,716,978   9,690,016        10,407,241

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                                            (86,090)      (520,246)        (535,409)

Class B shares                                                                             (7,628)       (38,982)         (20,337)

Class C shares                                                                             (8,554)       (21,149)          (4,000)

Class R shares                                                                         (1,118,347)    (5,995,084)      (5,023,609)

TOTAL DIVIDENDS                                                                        (1,220,619)    (6,575,461)      (5,583,355)

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                                                             646,624     2,693,861          676,242

Class B shares                                                                             222,043       712,388          635,627

Class C shares                                                                             378,160     1,267,366           93,602

Class R shares                                                                           8,334,763    48,072,591       42,518,033

Dividends reinvested:

Class A shares                                                                              41,454       260,393          289,202

Class B shares                                                                               5,293        25,812           11,002

Class C shares                                                                               3,230        10,654            3,966

Class R shares                                                                             324,511     1,884,339        1,653,440

Cost of shares redeemed:

Class A shares                                                                           (562,962)    (2,496,607)      (1,205,343)

Class B shares                                                                            (12,964)      (363,991)        (544,111)

Class C shares                                                                            (41,695)      (123,027)         (33,101)

Class R shares                                                                         (3,309,458)   (16,647,348)     (19,029,146)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                                       6,028,999     35,296,431       25,069,413

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  8,525,358     38,410,986       29,893,299
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                    178,505,381    140,094,395      110,201,096

END OF PERIOD                                                                          187,030,739    178,505,381      140,094,395


                                                                                                                 The Funds   153


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                  Two Months Ended           Year Ended June 30
                                                                                                             -------------------
            Dreyfus Premier Limited Term Massachusetts Municipal Fund              August 31, 2002(a)       2002             2001
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                                                                 50,876       215,982           54,961

Shares issued for dividends reinvested                                                       3,251        20,826           23,676

Shares redeemed                                                                            (44,254)     (200,564)         (98,585)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                9,873        36,244          (19,948)

CLASS B(B)

Shares sold                                                                                 17,464         56,501          51,607

Shares issued for dividends reinvested                                                         415          2,062             898

Shares redeemed                                                                             (1,021)       (29,114)        (44,891)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                               16,858         29,449           7,614

CLASS C

Shares sold                                                                                 29,859        101,247           7,752

Shares issued for dividends reinvested                                                         252            849             323

Shares redeemed                                                                             (3,267)        (9,810)         (2,693)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                               26,844         92,286           5,382

CLASS R

Shares sold                                                                                655,661      3,859,332       3,480,031

Shares issued for dividends reinvested                                                      25,452        150,663         135,330

Shares redeemed                                                                           (260,592)    (1,335,538)     (1,558,125)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                              420,521      2,674,457       2,057,236

(A)   THE FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

(B)   DURING THE PERIOD ENDED AUGUST 31, 2002, 2,428 CLASS B SHARES REPRESENTING
      $31,300, WERE AUTOMATICALLY CONVERTED TO 2,434 CLASS A SHARES, DURING THE
      PERIOD ENDED JUNE 30, 2002, 12,013 CLASS B SHARES REPRESENTING $150,007,
      WERE AUTOMATICALLY CONVERTED TO 12,032 CLASS A SHARES AND DURING THE
      PERIOD ENDED JUNE 30, 2001, 1,004 CLASS B SHARES REPRESENTING $12,129,
      WERE AUTOMATICALLY CONVERTED TO 1,007 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


154


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuring you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.



Dreyfus Premier Limited Term                               wo Months Ended                     Year Ended June 30,
                                                                                  -------------------------------------------------
 Massachusetts Municipal Fund (Class A Shares)             August 31, 2002(a)   2002(b)     2001       2000     1999     1998
-----------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value, beginning of period                                  12.61     12.38       11.89     12.03      12.34    12.15

Investment Operations:

Investment income--net                                                  .08(c)    .49(c)      .52       .51        .51      .53

Net realized and unrealized gain (loss)
  on investments                                                        .18       .23         .49      (.14)      (.30)     .24

Total from Investment Operations                                        .26       .72        1.01       .37        .21      .77

Distributions:

Dividends from investment income--net                                  (.08)     (.49)       (.52)     (.51)      (.51)    (.53)

Dividends from net realized gain on investments             --           --        --         --       (.01)      (.05)    (.05)

Total Distributions                                                    (.08)     (.49)       (.52)     (.51)      (.52)    (.58)

Net asset value, end of period                                        12.79     12.61       12.38     11.89      12.03    12.34

TOTAL RETURN (%)(D)                                                    2.06(e)   5.92        8.63      3.21       1.60     6.41

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .75(f)    .75         .75         .75       .75        .75

Ratio of net investment income
  to average net assets                                                3.69(f)   3.93        4.24        4.32      4.10       4.30

Portfolio Turnover Rate                                                4.48(e)  11.45       14.88       31.89     16.35       6.63

Net Assets, end of period ($ x 1,000)                                 13,866    13,553      12,850      12,581    15,045     16,355

(A)   THE FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

(B)   AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
      OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
      AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
      ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
      2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
      $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
      BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Funds  155




FINANCIAL HIGHLIGHTS (CONTINUED)

Dreyfus Premier Limited Term                       Two Months Ended                            Year Ended June 30,
                                                                          ---------------------------------------------------------
Massachusetts Municipal Fund (Class B Shares)       August 31, 2002(a)    2002(b)      2001        2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          12.64      12.40        11.92       12.06       12.37        12.18

Investment Operations:

Investment income--net                                          .07(c)     .43(c)       .46         .45         .44          .47

Net realized and unrealized gain (loss)
  on investments                                                .17        .24          .48        (.14)       (.30)         .24

Total from Investment Operations                                .24        .67          .94         .31         .14          .71

Distributions:

Dividends from investment income--net                          (.07)      (.43)        (.46)       (.45)       (.44)        (.47)

Dividends from net realized gain on investments                  --          --          --          --        (.01)        (.05)

Total Distributions                                            (.07)      (.43)        (.46)       (.45)       (.45)        (.52)

Net asset value, end of period                                12.81      12.64        12.40       11.92       12.06        12.37

TOTAL RETURN (%)(D)                                            1.98(e)    5.40         8.00        2.70        1.09         5.87

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.25(f)    1.25         1.25        1.25        1.25         1.25

Ratio of net investment income
  to average net assets                                        3.17(f)    3.41         3.74        3.80        3.56         3.78

Portfolio Turnover Rate                                        4.48(e)   11.45        14.88       31.89       16.35         6.63

Net Assets, end of period ($ x 1,000)                          1,484     1,251          862         738         901          637

(A)   THE FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

(B)   AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
      OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
      AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
      ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
      2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
      $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
      FROM 3.40% TO 3.41%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
      PERIODS PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
      CHANGE IN PRESENTATION.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


156


Dreyfus Premier Limited Term                          Two Months Ended                             Year Ended June 30,
                                                                            --------------------------------------------------------
Massachusetts Municipal Fund (Class C Shares)         August 31, 2002(a)    2002(b)      2001         2000          1999     1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.66      12.42        11.93        12.08         12.38    12.15

Investment Operations:

Investment income--net                                            .07(c)     .41(c)       .46          .46           .44      .46

Net realized and unrealized gain (loss)
  on investments                                                  .17        .26          .49         (.15)         (.29)     .28

Total from Investment Operations                                  .24        .67          .95          .31           .15      .74

Distributions:

Dividends from investment income--net                            (.07)      (.43)        (.46)        (.46)         (.44)    (.46)

Dividends from net realized gain on investments                    --         --           --          --           (.01)    (.05)

Total Distributions                                              (.07)      (.43)        (.46)        (.46)         (.45)    (.51)

Net asset value, end of period                                  12.83      12.66        12.42        11.93         12.08    12.38

TOTAL RETURN (%)(D)                                             1.89(e)     5.46         8.11         2.63          1.18     6.19

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.25(f)     1.25         1.25         1.25          1.25     1.23

Ratio of net investment income
  to average net assets                                         3.13(f)     3.35         3.75         3.80          3.58     3.64

Portfolio Turnover Rate                                         4.48(e)    11.45        14.88        31.89         16.35     6.63

Net Assets, end of period ($ x 1,000)                          1,652       1,289          119           50           332      282

(A)   THE FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

(B)   AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
      OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
      AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
      ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
      2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
      $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
      BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Funds  157


FINANCIAL HIGHLIGHTS (CONTINUED)

Dreyfus Premier Limited Term                        Two Months Ended                           Year Ended June 30,
                                                                          ----------------------------------------------------------
 Massachusetts Municipal Fund (Class R Shares)      August 31, 2002(a)    2002(b)      2001       2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          12.62      12.38        11.89      12.04       12.34        12.16

Investment Operations:

Investment income--net                                          .09(c)     .52(c)       .55        .54         .54          .56

Net realized and unrealized gain (loss)
  on investments                                                .17        .24          .49       (.15)       (.29)         .23

Total from Investment Operations                                .26        .76         1.04        .39         .25          .79

Distributions:

Dividends from investment income--net                          (.09)      (.52)        (.55)      (.54)       (.54)        (.56)

Dividends from net realized gain on investments                  --         --           --        --         (.01)        (.05)

Total Distributions                                            (.09)      (.52)        (.55)      (.54)       (.55)        (.61)

Net asset value, end of period                                12.79      12.62        12.38      11.89       12.04        12.34

TOTAL RETURN (%)                                               2.10(d)    6.19         8.90       3.37        1.93         6.58

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         .50(e)     .50          .50        .50         .50          .50

Ratio of net investment income
  to average net assets                                        3.94(e)    4.18         4.49       4.58        4.35         4.54

Portfolio Turnover Rate                                        4.48(d)   11.45        14.88      31.89       16.35         6.63

Net Assets, end of period ($ x 1,000)                       170,030    162,413      126,264     96,832      70,901       50,959

(A)   THE FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

(B)   AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
      OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
      AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
      ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
      2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
      $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
      BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(C)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)   NOT ANNUALIZED.

(E)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


158


NOTES TO FINANCIAL STATEMENTS


NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is to maximize current income exempt from federal and Massachusetts personal income taxes consistent with what is believed to be the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

MPAM Massachusetts Intermediate Municipal Bond Fund, a series of MPAM Funds Trust, acquired all of the assets and assumed all of the liabilities of the fund in a reorganization on September 6, 2002, as described in Note 6 below. The fund changed its fiscal year end from June 30 to August 31 in connection with such reorganization because the fiscal year end of the funds comprising MPAM Funds Trust is August 31.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national    securities    market    on    each    business    day.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recog-

                                                                 The Funds   159


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

nized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2002, there were no financial futures contracts outstanding.

(d) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(e) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from
substantially    all    federal    income    and    excise    taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $930,464 and unrealized appreciation $10,486,909. In addition, the fund had $196,745 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $35,892 of the carryover expires in fiscal 2006, $204,898 expires in fiscal 2007, $242,092 expires in fiscal 2008, $59,454 expires in fiscal 2009 and $388,128 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the period ended August 31, 2002 and for the fiscal years ended June 30, 2002 and June 30, 2001, respectively, were as follows: tax exempt income of $1,220,619, $6,575,461 and $5,583,355.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of

160

..50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended August 31, 2002, the Distributor retained $90 from Commissions earned on sales of the fund's Class A shares and $249 and $0 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended August 31, 2002, Class A, Class B and Class C shares were charged $5,835, $1,202 and $1,367, respectively, pursuant to their respective Plans. During the period ended August 31, 2002, Class B and Class C shares were charged $601 and $683, respectively, pursuant to the Service Plan. During the period ended June 30, 2002, Class A, Class B and Class C shares were charged $33,126, $5,725 and $3,158, respectively, pursuant to their respective Plans. During the period ended June 30, 2002, Class B and Class C shares were charged $2,862 and $1,579, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans and Service Plan.

                                                                  The Funds  161

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the periods ended August 31, 2002 and June 30, 2002, amounted to $7,764,190 and $10,288,562 and $51,120,329 and $17,530,794, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $178,219,005; accordingly, accumulated net unrealized appreciation on investments was $10,486,909, consisting of $10,492,046 gross unrealized appreciation and $5,137 gross unrealized depreciation. At June 30, 2002, the cost of investments for federal income tax purposes was $169,128,207; accordingly, accumulated net unrealized appreciation on investments was $7,860,104, consisting of $7,919,627 gross unrealized appreciation and $59,523 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing markets rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting Principle:

As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on a scientific basis for debt securities on a daily basis. Prior to July 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,634 increase in accumulated undistributed investment income-net and a corresponding $2,634 decrease in net unrealized appreciation (depreciation), based on securities held by the fund on June 30, 2001.

The effect of this change for the period ended June 30, 2002 was to increase net investment income by $1,526 decrease net unrealized appreciation (depreciation) by $496 and decrease net realized gains (losses) by $1,030. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

NOTE 6--Subsequent Event (Unaudited):

On  September  6,  2002,  pursuant  to  an  Agreement and Plan of Reorganization previously approved by the fund' s Board and its shareholders at a special meeting of shareholders held on August 22, 2002, all of the assets, subject to liabilities, of the fund were transferred to MPAM Massachusetts Intermediate Municipal Bond Fund (" MPAM Massachusetts Fund") in exchange for shares of beneficial interest of MPAM Massachusetts Fund's MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of the fund received Investor shares of MPAM Massachusetts Fund, holders of Class B shares received Dreyfus Premier shares of MPAM Massachusetts Fund and holders of Class R shares of the Fund received MPAM shares of MPAM Massachusetts Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in the fund. The reorganization was a tax-free event to shareholders. MPAM Massachusetts Fund, as the successor to the fund, will assume and continue the financial performance histories of the fund.


162


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Massachusetts Municipal Fund (" the Fund" ) of the Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments as of August 31, 2002, and the related statements of operations for the two month period ended August 31, 2002 and for the year ended June 30, 2002, the statements of changes in net assets for the two month period ended August 31, 2002 and for each of the two years ended June 30, 2002, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Massachusetts Municipal Fund of the Dreyfus/Laurel Tax-Free Municipal Funds as of August 31, 2002, the results of its operations for the two month period ended August 31, 2002 and for the year ended June 30, 2002, statement of changes in net assets for the two month period ended August 31, 2002 and for each of the two years ended June 30, 2002, and financials highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


                                                       /s/ KPMG LLP
New York, New York
October 11, 2002

                                                                   The Funds 163

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2002 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


164

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium sized companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

James M. Fitzgibbons (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28



Roslyn M. Watson (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Services, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation, Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an Organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment banker, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER



                                                                   The Funds 165
OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

   Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

   Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

   Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

   Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

   Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 64 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

   Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

   Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

   Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

   Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

   Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of Dreyfus since October 1998.


166



                       For More Information

                                  MPAM FUNDS TRUST
                                  c/o The Dreyfus Corporation
                                  200 Park Avenue
                                  New York, NY  10166

                                  INVESTMENT ADVISER

                                  MPAM Advisers, a division of
                                  The Dreyfus Corporation
                                  200 Park Avenue
                                  New York, NY 10166

                                  ADMINISTRATOR

                                  Mellon Bank, N.A.
                                  One Mellon Bank Center
                                  Pittsburgh, PA 15258

                                  SUB-ADMINISTRATOR

                                  The Dreyfus Corporation
                                  200 Park Avenue
                                  New York, NY 10166

                                  CUSTODIAN

                                  Domestic Equity Funds and Bond Funds
                                  Mellon Bank, N.A.
                                  One Mellon Bank Center
                                  Pittsburgh, PA 15258

                                  International and Emerging Markets Funds
                                  Boston Safe Deposit and Trust Company
                                  One Boston Place
                                  Boston, MA  02108

                                  TRANSFER AGENT &
                                   DIVIDEND DISBURSING AGENT

                                  Dreyfus Transfer, Inc.
                                  P.O. Box 9263
                                  Boston, MA 02205-8501

                                  DISTRIBUTOR

                                  Dreyfus Service Corporation
                                  200 Park Avenue
                                  New York, NY  10166



To obtain information:

BY TELEPHONE MPAM Clients, please contact your MPAM Account Officer or call 1-888-281-7350. Individual Account holders, please call Dreyfus at 1-800-896-8167

BY MAIL  MPAM Clients, write to your MPAM Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Individual Account Holders, write to:
MPAM Family of Funds
P.O. Box 105
Newark, N.J. 07101-0105

(c)2002 Dreyfus Service Corporation
MPAMAR0802